                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934, as amended

Filed by the Registrant [X]
Filed by other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec 240.14a-11(c) or Sec. 240.14a-12

                                   UNICO, INC.
                              (Name of Registrant)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1. Title of each class of securities to which transaction applies:
        2. Aggregate number of securities to which transaction applies:
        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        4. Proposed maximum aggregate value of transaction:
        5. Total fee paid:

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1. Amount Previously Paid:
        2. Form, Schedule or Registration Statement No.:
        3. Filing Party:
        4. Date Filed:

                                   UNICO, INC.
                                  SCHEDULE 14A
                                TABLE OF CONTENTS

                                                                          Page
Statement as to expected date distribution of proxy
   materials to shareholders                                                 4

Preliminary Notice of Annual Meeting of Shareholders                         5

Preliminary Proxy Statement                                                  7

   Voting Securities                                                         8

   Security Ownership of Principal Shareholders                              8

   Security Ownership of Management                                         10

   Historical Background of the Company                                     11

   Material Aspects of the Novation Agreement                               13

   Changes In Control                                                       14

   Description of Business                                                  14

   Description of Property                                                  18

   Legal Proceedings                                                        19

   Unico's Securities                                                       19

   Annual Audited Financial Statements                                      20

   Interim Unaudited Financial Statements - December 31, 1998               37

   Management Discussion and Analysis or Plan of Operation - Unico          50

   Changes in and Disagreement with Accountants on Accounting
         and Financial Disclosure                                           58

   Item for Vote - Election of Directors                                    59
         Executive Officers                                                 61
         Certain Relationships and Related Transactions                     63
         Section 16 Compliance                                              64

   Item for Vote - Approval and Selection of Independent Accountants        64
         Ratification and Approval of Stock Option and Incentive Plans      64

   Item for Vote - Approval of the Incentive Equity Plan                    64
         Prior History of Employee Stock Option Plans                       65
         Purpose of Incentive Equity Plan                                   65
         Description of Incentive Plan                                      65
                                      2

                                   UNICO, INC.
                                  SCHEDULE 14A
                            TABLE OF CONTENTS (CONT'D)

                                                                          Page
   Item for Vote - Approval of Stock Option Plan for Non-Employee Directors 72
         Prior History of Directors' Stock Options                          72
         Description of the Directors' Plan                                 72

   Item for Vote - Approval of a Change in Company Name                     75

   Item for Vote - Authorization to Adopt, Amend and Restate Articles
         of Incorporation                                                   75

   Item for Vote - Authorization to Acquire the Shares of Multiwave         76
         About Multiwave                                                    76
         The Acquisition                                                    77
         Management Discussion and Analysis - Multiwave                     80
         About Unico (Description of Business)                              87
         Unico Selected Financial Data                                      88
         Unaudited Pro Forma Selected Financial Data                        89
         Comparative Per Share Data                                         90
         Federal and State Regulatory Requirements and Approvals            91
         Valuation of the Company's Restricted Common Stock                 91
         Pro Forma Financial Information (Unaudited)                        92
         Past Material Relationships Between the Company and Multiwave      96
         Company's Share Prices Prior to Ltr. of Intent and Definitive Agmt.96

   Shareholder Proposals for Next Annual Meeting                            97

   Item for Vote - Other Business                                           97

Preliminary Form of Proxy                                                   99

Appendices

A. Statement as to expected date of registration of shares to be issued in 101
   Conjunction with the Stock Option Plan and the Incentive Equity Plan
B. Incentive Equity  Plan                                                  102
C. Stock Option Plan for Non-Employee Directors                            123
D. Financial Statements of Unico, Inc.                                     136
E. Restated Articles of Incorporation of the Company                       146
F. Audited Financial Statements of Multiwave Innovation Pte. Ltd.          152
G. Report by Cronkite and Kissell, Inc. on Valuation of Restricted Stock   175
H. Stock Purchase Agreement for the Acquisition of Multiwave Shares        181
I. Audited Financial Statements of Old Unico (February 28, 1998)           205


                                   UNICO, INC.

                          STATEMENT AS TO EXPECTED DATE
                                       OF
                      PROVIDING DEFINITIVE PROXY MATERIALS
                                 TO SHAREHOLDERS


         In conjunction with the solicitation of proxies by the Registrant for the Annual Meeting of shareholders to be held on May 3, 1999, it is anticipated that definitive proxy statements, along with all other materials to be provided with the proxy statements, will be mailed to shareholders on April 19, 1999.


                                        Unico, Inc.



                                        By: Henry Tang, Secretary

                                PRELIMINARY DRAFT

                                   UNICO, INC.
                               2925 Bayview Drive
                            Fremont, California 94538

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 3, 1999

To the Shareholders of
Unico, Inc.:

         The Annual Meeting of Shareholders of Unico, Inc. will be held at the Company's corporate offices at 2925 Bayview Drive, Fremont, CA on Friday,
May 3, 1999 at 10:00 A.M. PST for the purpose of considering and acting upon the following matters:

         (1)      To elect a Board of 5 directors; and

         (2) To authorize the Company and to ratify its actions in implementing a stock option plan for non-employee directors; and

         (3) To authorize the Company and to ratify its actions in implementing an incentive equity plan for the benefit of executives and other employees; and

         (4) To ratify the appointment of the accounting firm of Weinbaum & Yalamanchi as the Company's independent auditors; and

         (5) To authorize the Company to change its name to Paradise Innovations Technology Corporation; and

         (6) To authorize and approve the recommendation of the Board of Directors that the Company adopt, amend and restate its Articles of Incorporation; and

         (7) To authorize the Company and to ratify its actions, with respect to closing and consummating the purchase of the stock of Multiwave Innovation Pte. Ltd., a Singapore corporation; and

         (8) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         The Board of Directors has fixed April 19, 1999 as the Record Date for the Annual Meeting, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED, POSTAGE PAID ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.


                                        BY ORDER OF
                                        THE BOARD OF DIRECTORS



                                        Henry Tang
                                        Secretary

         April 19, 1999
         Fremont, California
         Unico, Inc.

                                PRELIMINARY DRAFT
                                   UNICO, INC.
                               2925 Bayview Drive
                            Fremont, California 94538

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 3, 1999

                                 PROXY STATEMENT

         This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Unico, Inc. ("Unico" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on May 3, 1999 at 10:00 A.M. PST at the Company's corporate offices located at 2925 Bayview Drive, Fremont, CA, and at any adjournment or postponement thereof (the "Annual Meeting"), for purposes set forth in the Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to the shareholders of the Company on or about April 19, 1999.

         SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

         Your executed proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive office, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Annual Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy. Abstentions are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote.

         Broker non-votes are included in the determination of the number of shares present at the Meeting for quorum purposes. Broker non-votes are not counted in the tabulations of the votes cast on proposals presented to shareholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         The principal executive office of the Company is located at 2925 Bayview Drive, Fremont, California 94538.

         The purpose of the Annual Meeting is to elect 5 directors to serve one-year terms until the next Annual Meeting and until their respective successors shall be elected and qualified. Unless otherwise directed in the accompanying Proxy, the proxyholders will vote FOR the election of the 5 management nominees listed under "Election of Directors." The shareholders are also requested to vote on the proposal presented by the Company to approve and ratify the selection of Independent Auditors. The shareholders are also
                                     7
requested to vote on the proposal presented by the Company to implement a stock option plan for the benefit of non-employee directors and an incentive equity plan for the benefit of executive officers and other employees. In addition, the shareholders are also requested to vote on a proposal by the Company to change the name of the Company to "Paradise Innovations Technology Corporation". In addition, the shareholders are also requested to vote on the recommendation by the Company to adopt and restate its Articles of Incorporation. In addition, the shareholders are also requested to authorize the Company to close and consummate the transaction with Multiwave Innovation Pte. Ltd. As to any other such business which may properly come before the Annual Meeting, the proxyholders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

         The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.


VOTING SECURITIES

         On April 19, 1999, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of shareholders, 7,229,428 shares of the Company's common stock ("common stock") were issued and outstanding. Shareholders of common stock are entitled to one vote per share on all matters to be considered at the meeting including one vote for each Director to be elected. Cumulative voting is not permitted. On the Record Date, 5,474 shares of the Company's convertible preferred stock ("preferred stock") were outstanding. Shareholders of preferred stock are entitled to one vote per share on all matters to be considered at the meeting including one vote for each Director to be elected. Cumulative voting is not permitted.


SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table sets forth the specified information, as of March 15, 1999, with respect to persons or groups of beneficially owning more than 5% of the common stock, to the extent it is known to the Company, either from Securities Exchange Act filings, Company records or information supplied by the persons named in the table.


Name and Address Of          Amount and Nature of            Percent of Class
Beneficial Owner             Beneficial Ownership                    (1)
--------------------------   ---------------------------    -----------------
William N. Hagler            560,397 shares common              9.14%
603 Merino Kraal             111,125 warrants
Farmington, NM 87401         of record and beneficially(2)

John Hwang                   697,500 shares common              9.80%
2925 Bayview Drive           710 shares preferred              12.97%
Fremont, CA 94538            60,000 options
                             of record and beneficially(3)

Kelvin Li                    697,500 shares common              9.65%
1803 Napa Court              710 shares preferred              12.97%
Fremont, CA 94539            of record and beneficially(4)

Maurer Trust & Carol Maurer  1,065,240 shares common           14.74%
264 S. La Cienega Blvd.      1,120 shares preferred            20.46%
Beverly Hills, CA 90221      of record and beneficially(5)

Starlicon Group, Inc.        560,000 shares common              7.06%
1601 N. Sepulveda Blvd.      1,000 shares preferred            18.27%
Suite 243                    of record and beneficially(6)
Manhattan Beach, CA 90266

Ike Suri                     1,245,119 shares common           17.22%
2925 Bayview Drive           710 shares preferred              12.97%
Fremont, CA 94538            of record and beneficially(7)

(1) Percentage of ownership based on voting rights associated with 7,229,428 (excluding 3,699 shares held by the Company for resale) common shares and 5,474 Series A Preferred shares issued and outstanding.

(2) Mr. Hagler's holdings include warrants to purchase 111,125 shares of common stock at an exercise price of $1.40 per share of which, 11,125 are exercisable at any time before December 31, 1999 and 100,000 are exercisable at any time before December 31, 2006. The warrants are assumed to have been exercised for calculation of the ownership percentage shown in this table. The Company is negotiating with Mr. Hagler for termination of 100,000 of the warrants.

(3)      Includes 97,500 common shares and 130 preferred shares that may be distributed to Mr. Hwang as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities (6). On January 27, 1999, Mr. Hwang was granted options to purchase 60,000 shares over
         4 years under an equity incentive program adopted by the Board of Directors pending approval by shareholders. 12,000 shares are included in the calculation of percent of class as they were vested upon grant.
                                      9

(4) Includes 97,500 common shares and 130 preferred shares that may be distributed to Mr. Li as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities (6).

(5) Holdings attributed to the Maurer Trust and Ms. Carol Maurer include 315,240 common shares and 340 Series A Preferred shares issued to Ms. Maurer directly and 600,000 common shares and 580 Series A Preferred shares issued to the Maurer Trust, of which Ms. Maurer is the trustee. Includes a combined total of up to 150,000 common shares and 200 preferred shares that may be distributed to Ms. Maurer and the Maurer Trust as shareholders of Starlicon Group, Inc. from its holdings of the Company's securities (6).

(6) Starlicon Group, Inc. (SGI) currently holds 560,000 shares of common stock and 1,000 shares of Series A preferred which are voted at the discretion of Mr. Ike Suri (7), its sole director. SGI, may, at some future date, elect to distribute to its shareholders (in accordance with their respective holdings of SGI) some or all of the shares of the Company's securities (3)(4)(5)(7).

(7) Holdings attributed to Mr. Suri consist of shares issued to two companies of which Mr. Suri is the owner or holds a controlling interest. Shares issued include 600,000 common shares and 580 Series A Preferred shares issued to Corinthian Partners, and 547,619 common shares issued to Azemuth, Inc. Both companies list the same address as that shown for Mr. Suri. Includes 97,500 common shares and 130 preferred shares that may be distributed to Corinthian Partners as shareholders of Starlicon Group, Inc. from its holdings of the Company's securities (6).

SECURITY OWNERSHIP OF MANAGEMENT

         The following table lists the beneficial ownership, as of March 15, 1999, of the Company's securities with respect to all directors and officers.

Name and Address Of Beneficial      Amount and Nature of      Percent of Class
           Owner                    Beneficial Ownership             (1)
------------------------------   ---------------------------  ----------------
Ike Suri, Chairman and CEO       1,245,829 shares common            17.22%
2925 Bayview Drive               710 shares preferred
Fremont, CA 94538                of record and beneficially (4)

John Hwang, President            697,500 shares common               9.80%
2925 Bayview Drive               710 shares preferred
Fremont, CA 94538                of record and beneficially (3)

William N. Hagler, Pres. IRC     560,397 shares common               9.14%
603 Merino Kraal                 111,125 warrants
Farmington, NM 87401             of record and beneficially (2)

All directors and officers as    2,509,920 shares common            37.88%
a group, including the persons   1,420 shares preferred
named above (5 Persons)          161,125 warrants, 76,157 options
                                 of record and beneficially

                                      10

(1) Percentage of ownership based on voting rights associated with 7,229,428 (excluding 3,699 shares held by the Company for resale) common shares and 5,474 Series A Preferred shares issued and outstanding.

(2) Mr. Hagler was President and a director of Unico until June 1998. Mr. Hagler holds warrants to purchase 111,125 shares of common stock at an exercise price of $1.40 per share of which, 11,125 are exercisable at any time before December 31, 1999 and 100,000 are exercisable at any time before December 1, 2006. The warrants are assumed to be exercised for purposes of the ownership percentage shown in this table. The Company is negotiating with Mr. Hagler for termination of 100,000 of the warrants.

(3) Includes 97,500 common shares and 130 preferred shares that may be distributed to Mr. Hwang as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities (5).

(4) Includes 97,500 common shares and 130 preferred shares that may be distributed to Mr. Suri as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities (5).

(5) Starlicon Group, Inc. ("SGI") presently holds 750,000 common shares and 1,000 Series A Preferred shares, representing 10.24% of the outstanding voting shares of Unico. SGI, may, in the future, distribute to its shareholders (in accordance with their respective holdings of SGI) all or a portion of the shares of the Company's securities. Except for Mr. Hwang (3), no present officer or director of Unico would receive any future distribution of shares held by SGI.


HISTORICAL BACKGROUND OF THE COMPANY

         The Company has two wholly owned subsidiaries: Paradise Innovations, Inc. (Paradise), formerly known as Starlicon International Corporation (Starlicon), its technology operating arm as well as its core focus, and Intermountain Refining Co., Inc. (IRC), which holds its energy related assets.

         Since October 31, 1998, Multiwave Innovation Pte. Ltd. (Multiwave) has been operating as Paradise Innovations (Asia), Pte. Ltd. Once the Company's shareholders approve of and the its acquisition closes, Multiwave will be a third wholly owned subsidiary of the Company.

         Starlicon was incorporated under the laws of the State of California on October 3, 1996 and began operations as a business primarily involved in the marketing and distribution of computer peripherals, such as video graphic cards, CPU and memory chips, and modems. As a first step to implement its long-term strategy of bringing innovative products quickly to market, Starlicon signed many distribution agreements with major distributors such as Ingram Micro, D&H, Almo Distributing, Tech Data, and SED. Some of these agreements are for worldwide distribution of its products. These agreements provided Starlicon with the ability to distribute its products quickly in the large distribution channels of the computer industry. These agreements assisted in building Starlicon sales. For its first nine months of business ended June 30, 1997, Starlicon achieved sales of $15 million and net income of $4,000.

         Dated as of July 31, 1997, Starlicon purchased certain assets from Relialogic Technology Corporation (RTC), a subsidiary of Osicom Technologies, Inc. (Osicom). The purchased assets are as follows:

           (Dollars in thousands)
Cash                                           $  42
Inventory                                        351
Prepaid expenses                                  19
Hwang note                                       109
Other assets                                      58
Property and equipment                            43
Trademark                                        130
                                              -------
                                                 752
Less: Accounts payable                          (452)
      Deferred revenues                         (145)
                                              -------
                                              $  155
                                              =======
         In November 1997, Starlicon initiated the reverse acquisition of Unico, a company in the energy industry with three employees and no operating revenues. As a first step towards the acquisition, Starlicon became a wholly-owned subsidiary of Starlicon Group International (SGI), a company incorporated under the laws of the State of Nevada.

         As of June 30, 1998, Unico, Inc. (Unico), a publicly traded company incorporated under the laws of the State of New Mexico, acquired Starlicon by issuing 5,476,200 shares of its common stock and 5,474 shares of its Series A preferred stock to SGI and its shareholders. As a result of this acquisition, Starlicon became a wholly-owned subsidiary of the Company and the shareholders of SGI collectively became the majority shareholders of the Company.

         The assets of Old Unico (Unico prior to the formal June 30, 1998 acquisition), were transferred to IRC as a contribution to capital and as settlement of debts. The Board of Directors and the executive management of Old Unico resigned. Messrs. William Hagler and Rick Hurt, former CEO and Controller, respectively, and Directors of Old Unico, formed IRC's Board and executive management. These actions were taken to fulfill the contractual terms of the Novation Agreement (see Material Aspects of the Novation Agreement, below).

         On July 1, 1998, Mr. John Hwang, a significant shareholder of the Company, joined its management as President and Director. He was previously an officer of RTC.

         On August 4, 1998, Starlicon changed its name to Paradise Innovations, Inc. in order to achieve more immediate association with its products and brand. Historically, Paradise was the name of a company which was a leading manufacturer of video graphic cards in the mid 1980s. It was sold to Western Digital. After investing in the advertising and promotion of the name, Western Digital sold certain assets, including the Paradise trademarked name to Philips Semiconductor, the Dutch company, which continued
to invest and promote the name on a global basis.   At present, the brand is
trademarked in the U.S., Canada, France, Germany, Belgium, Netherlands, Luxembourg, Italy, Ireland, Sweden, the United Kingdom, Australia, New Zealand, Hong Kong, Mexico and Paraguay.

         On October 26th, 1998, the Company signed a definitive stock purchase agreement to acquire all issued and outstanding shares of Multiwave, an engineering and R&D firm based in Singapore, from NatSteel Electronics, Ltd. (NatSteel), Uraco Holdings, Ltd. (Uraco), and other minority individual shareholders. Both NatSeel and Uraco are publicly traded on the Singapore Stock Exchange. NatSteel is a worldwide custom manufacturer of computers and peripherals, with customers such as Apple, IBM and Hewlett-Packard. Uraco is a precision manufacturer. Since October 31, 1998, Multiwave has been operating as Paradise Innovations (Asia), Pte. Ltd. and upon shareholder approval and closing, will be a wholly owned subsidiary of the Company. This transaction is more fully disclosed elsewhere herein.

         On February 1, 1999, Mr. Ike Suri, a significant shareholder of the Company, joined its management as Chairman of the Board and Chief Executive Officer. He is also an officer and Director of SGI.

         The Company intends to change its name to Paradise Innovations Technology Corporation and to spin-off IRC in order to sharpen its focus on its technology business, in accordance with the Novation Agreement. Both measures will provide customers, shareholders and investors with easier identification of the company and association with its business. Both measures are more fully disclosed elsewhere herein.

         At present, the Company is not affiliated with any other company other than its subsidiaries. It has no affiliation with RTC nor Osicom. SGI is a significant shareholder of The Company. No other affiliation with other companies exists, with the exception of ordinary trade, business, and board membership relationships.

MATERIAL ASPECTS OF THE NOVATION AGREEMENT

         Old Unico, Paradise (then known as Starlicon International Corporation), and Starlicon Group, Inc. (SGI, then the parent company of Paradise) entered into a stock purchase agreement on November 30, 1997 where Old Unico would issue shares of its common and preferred stock to the shareholders of Paradise in exchange for all outstanding shares of Paradise. On June 26, 1998, the stock purchase agreement was modified by a Novation Agreement. References to the Novation Agreement or to the Agreement in this document will refer collectively to the stock purchase agreement as modified by the Novation Agreement.

         Under the Novation Agreement, the assets of Old Unico were transferred to Intermountain Refining Company (IRC) as contribution to capital and settlement of intercompany debts. As a result, the Company has two subsidiaries, Paradise and IRC (prior to the Multiwave acquisition, which adds a third). The Novation Agreement required that members of Old Unico's board resign in favor of new Directors appointed by the new shareholders.

         The Novation Agreement required that shareholders who gained shares as a result of the acquisition provide proxies to IRC's attorney in order to vote in favor of a spin-off of IRC. These proxies became revocable on April 1, 1999. It also required that proxies to vote the shares of IRC held by the Company be granted IRC's attorney.

         While the Stock Purchase Agreement was signed with the intention of forming a diversified company under unified management, the Novation Agreement was signed recognizing that the industry orientations of Old Unico (energy)
                                      13
and New Unico (technology) were sufficiently different without benefits of a strategic fit. The Novation Agreement was signed with the intent of spinning-off the Old Unico assets permitting the Company to focus on its operating business in the high technology industry.

         At present, IRC and the Company are negotiating a second amendment to the Novation Agreement in order to more clearly identify conditions and responsibilities in the spin-off of IRC.

CHANGES IN CONTROL

         Effective as of June 30, 1998 in accordance with the Stock Purchase Agreement dated November 30, 1997 and as amended by the Novation Agreement dated June 26, 1998, Unico acquired all of the outstanding stock of Paradise, from SGI which resulted in a change in control of Unico. In connection with the Acquisition, the Company issued 5,476,200 shares of common stock and 5,474 shares of Series A convertible preferred shares to SGI. SGI subsequently distributed 4,726,200 of the common shares, and 4,474 of the preferred shares, to its shareholders. Under the Novation Agreement, the directors and officers of Unico at the time of that acquisition resigned upon the appointment of new directors and officers as designated by SGI.

         The operating assets and investments held by Unico prior to the acquisition of Paradise were transferred to Intermountain Refining Co., Inc. ("IRC"), a wholly owned subsidiary of Unico. Pursuant to the Novation Agreement, the management and control of all assets and operations now held by IRC is at the sole discretion of William N. Hagler, the President of IRC and a significant shareholder of Unico.



DESCRIPTION OF BUSINESS

Profile

         Unico, Inc. has its principal executive offices at 2925 Bayview Drive, Fremont, California 94538. Its telephone number is 510/580-2606.

         On June 30, 1998, the Company completed the acquisition of all outstanding shares of Paradise Innovations, Inc. (formerly known as Starlicon International corporation) by issuing 5,476,200 new shares of common stock and 5,474 new shares of convertible preferred stock. The Company believes it is exempt for issuing this restricted stock in connection with the acquisition under Section 4(2) of the Securities Act of 1933.

         The Company accounted for this acquisition as a reverse acquisition. The new shares are owned by Paradise Innovations, Inc.'s (Paradise) former shareholders. The terms "Old Unico" will be used to refer to Unico, Inc. prior to the June 30, 1998 acquisition.

         Starlicon International Corporation (Starlicon) was incorporated under the laws of the State of California and started doing business on October 3, 1996. Starlicon was conceived as a first step towards building a technology company that would grow internally and through acquisition. On July 31, 1997, Starlicon acquired certain assets, including the Paradise trademark, owned by the Relialogic Technologies Corporation, a subsidiary of Osicom Technologies, Inc. On August 4, 1998, Starlicon changed its name to Paradise Innovations, Inc. in order to obtain better brand recognition and to facilitate future product and company acquisitions. Throughout this document, the Company's Starlicon subsidiary will be referred to as Paradise.

         On November 30, 1998, Old Unico entered into a Stock Purchase Agreement with Starlicon Group, Inc. (SGI) to acquire 100% of the outstanding stock of privately-held Paradise. The acquisition was ultimately completed pursuant to a Novation Agreement (see Form 8-K filed on July 14, 1998). Under the terms of the Novation Agreement, the Company issued 5,476,200 shares of $0.20 par value restricted Common Stock and 5,474 shares of Series A Convertible Preferred Stock to the shareholders of SGI in exchange for 100% of the outstanding stock of Paradise. Material aspects of the Novation Agreement are disclosed below, under the section Material Aspects of the Novation Agreement.

         As part of the Novation Agreement, all of Old Unico's assets not owned by Intermountain Refining Co., Inc. (IRC) were transferred to IRC in satisfaction of certain inter-company obligations and as a contribution to IRC's capital. IRC is operated and managed at the sole discretion of IRC's management with a nominee holding Old Unico's proxy to vote IRC's shares.

         Under the Stock Purchase Agreement, as modified by the Novation Agreement, the acquisition closed on June 26, 1998. There was a change in control as described in the section Change in Control, above.

         As a result of the acquisition, the Company has two operating entities in unrelated industries, Paradise and IRC. IRC was incorporated as a New Mexico corporation in July 1985. It conducts three categories of business: petroleum product refining and processing, electrical energy production and natural gas production.

         Through its wholly-owned subsidiary Paradise, the Company markets modems, Internet set-top boxes and computer peripherals under the Paradise trademarked brand name. The products marketed include Internet communication products, multimedia products, video adapter cards and communication products including modems. Paradise's customer base includes private label computer manufacturers and major technology distributors, such as Tech Data, Ingram Micro, D&H Distributing, Almo Distributing, Comark and SED.

         Paradise sources from suppliers in Asia and the U.S. for raw material components and outsources manufacturing. The Company distributes the manufactured products to value added resellers, original equipment manufacturers (OEMs) and retailers. The Company sources a substantial amount of its chip sets, which it uses to manufacture modems and other products, from Lucent Technologies. Should any one supplier, including Lucent, be unable to conduct business with the Company, it could source from other suppliers.

         For the fiscal year ended June 30, 1998, the Company's largest customers were:
 ------------------------------------------------------------------------
 Customer                        Sales                    % of Sales
 ------------------------------------------------------------------------
  Liuski                        $7,313                        29.7%
  Amax                           2,402                         9.8
  SED                            2,167                         8.8
  Lucky Electronics              1,688                         6.9
 ------------------------------------------------------------------------
                                      15

The largest customers are distributors. As of June 30, 1998, the Company did not have significant sales through the retail channel nor directly to original equipment manufacturers (OEMs). It is currently building these channels.

         As of June 30, 1998, the Company was moving away from the chip and computer peripherals businesses, where competition is intense. In the chip business, where products are bought and sold as in brokerage businesses, there is no product differentiation and limited service differentiation.
Competition is essentially on price and availability. In the computer peripherals business, there is product differentiation and brand awareness. Competition is on product performance and brand recognition. Over the fiscal year ended June 30, 1998, there has been significant erosion of margins due to competition. Without the Paradise brand and without the ability to introduce products with high technology content, the Company's competitive position was that of one player among many.

         The ability to use the Paradise brand and the acquisition of Multiwave (see Authorization to Acquire the Shares of Multiwave, below) are intended to improve the Company's competitive position. The Paradise brand will permit the Company to price above other, less recognized brands. The acquisition of Multiwave will provide the Company with the ability to design proprietary technology products. The Company currently ceased to be in the chip (CPU and memory) business and is moving to the Internet communications products.

         At the Fall 1998 COMDEX trade show of high technology products, held in Las Vegas, Nevada, the Company announced the launch of its Internet set-top box, the WEB EZ. This product is currently in market test phase, with the Company signing up OEMs, Internet service providers and cable providers as partners. Multiwave, a Singapore-based company that the Company is acquiring (see Authorization to Acquire the Shares of Multiwave Innovation Pte. Ltd., below), was instrumental in the design and development of this product.

         Paradise employs 21 people on a full-time basis. IRC employs 3 people on a full-time basis. Prior to the acquisition of Multiwave (see Authorization to Acquire the Shares of Multiwave Innovation Pte. Ltd., below), Paradise did not engage in research and development. Multiwave employs 59 people of which about two thirds are in engineering and R&D.

         The Company, through its Paradise subsidiary, acquired the rights to the Paradise brand. The trademarks for the brand are registered in several countries in Europe and Asia with various expiration dates. The registrations are renewable for differing periods. The Company is changing the registration to its name. The Company has no other licenses, patents, franchises, etc.

         The Company does not require government approval to conduct any aspect of its business, with the exception of normal federal, state and city regulation. It does not incur nor foresee incurring material costs to comply with any environmental laws. The Company believes it is adequately covered by insurance for its employees, assets (including inventory), cargo, etc.

         The Company has reviewed the potential impact of Year 2000 issues and believes that the cost to replace and or modify equipment, computer hardware, and computer software will not be material and that Year 2000 issues will not have a material impact on the Company's ability to operate into the next century.

Strategy

         As of the year ended June 30, 1998, the Company shifted its focus to its newly acquired hi-tech subsidiary, Paradise. Paradise then had two primary business segments: marketing and sales of proprietary computer components and peripherals, and chip distribution. It is currently moving into the Internet communication product.

         As of June 30, 1998, the Company was not designing its own products. It sourced products designed and manufactured by other parties. The acquisition of Multiwave provides the Company with the capabilities for designing and engineering its own products. Third parties, primarily subsidiaries of Uraco Holdings, a principal former shareholder of Multiwave, manufacture the Company's products.

         In the marketing and sales of proprietary computer components, the Company is re-orienting its focus to new products such as Internet communications products and consumer electronic products. This is part of on-going efforts to create, identify and bring new products to market. As is typical in distribution businesses, new products offer the highest margins and returns on investor equity.

         The Company is establishing worldwide distribution and partnerships with global manufacturing companies, either through acquisitions or through internal efforts, to bring exciting new products to market in the very short time frames required by the hi-tech industry. The Company is contemplating acquisitions that fit its strategy of identifying and creating products that can be distributed in high volume around the world.

         The Company's primary efforts in chip distribution are improving operating margins. The Company is improving internal and external management information. Improved internal management information systems (MIS) will permit better pricing and inventory management of the chips, critical capabilities in a market where prices fluctuate rapidly. External MIS improvements will facilitate the sales process, using the Internet initially for pricing and eventually for sales.

         The Company considers acquisitions an integral component of its growth strategy. Opportunities that fit the Company's strategy will be considered for acquisition, acquisition or alliance.

Sales and Customer Support

         To implement its strategy of increasing sales volume and rebuilding the Paradise brand name, the Company is augmenting its sales force and its customer support staff. The increase in sales force has the primary purpose of better leveraging the Company's distribution network. Management is confident that the increased sales force can use the distribution network to rapidly increase sales. The sales force increased by five people, at a cost of about $250,000 per year.

         The Company is increasing its technical support staff and improving its capabilities. It believes that quality technical support is a critical component in re-building its Paradise brand image. The costs of increasing technical support staff is about $60,000.

         The costs of increasing both the sales and technical support staffs will be from operating funds, reducing profitability (or increasing losses) in the short term. Part of the costs will be offset by shifting the areas of focus; for example, shifting sales staff or their attention away from chips and onto Internet communications products.

Year 2000

         The Company has reviewed the potential impact of Year 2000 issues and replaced and modified equipment, computer hardware, and computer software to operate into the next century. The worst case scenario will be to lose the ability to do business partially or entirely for a week or two while systems are updated at the Company or at customers or suppliers. As the Company believes it is already Year 2000 compliant, it has not developed contingency plans. The Company has verbally inquired of its major suppliers and customers whether they are or will be Year 2000 compliant and answers were affirmative.

DESCRIPTION OF PROPERTY

         The Company's Fremont headquarters consists of leased warehouse and office space. These are also the operating offices of Paradise. The lease expires July 31, 2003 and has escalating provision for rental expenses. Minimum rent payments due under the lease are $131,000 for year ending June 30, 1999, $146,000 for 2000, $150,000 for 2001, $154,000 for 2002, $159,000
for 2003, and $13,000 for 2004. Management deems the space to be adequate for the Company's operations. Should it become necessary, it will seek additional space for expansion.

         On September 21, 1998, the Company leased a Lucent Definity telephone system from Fidelity Leasing. Under the terms of this lease agreement, the Company will pay $9,000 per year for three years for the installed system. At the end of the lease term, the Company has a purchase option of one dollar. The telephone system has the features and capacity to accommodate any growth envisioned by the Company.

         Paradise has no investments in securities or properties that are not used in conducting its business. All properties used by IRC in the conduct of its business are owned in fee. There are no outstanding mortgages on any of the properties owned by IRC.

         IRC owns an interest in and operates 19 producing natural gas wells located in Southwestern Kansas. Developed proven reserves are estimated at 2,839 MMCF gross and 2,121 MMCF net to IRC's interest as of June 30, 1998. No reserve estimates have been filed with any Federal authorities or agencies.

         IRC owns a 7,000 square foot office building in Farmington, New Mexico. Approximately 33 percent of the office building is utilized by IRC for its corporate office, tenants are leasing another 55 percent, while the rest is currently vacant and offered for lease to others.

         IRC owns a petroleum refinery located on approximately 21 acres of fee-owned land in Fredonia, Arizona. Facilities include: a 4,000 barrel per day crude and vacuum distillation unit, a 3,000 kilowatt co-generation plant, boilers, cooling towers, offices, shops, control and electrical buildings, loading racks, storage tanks and associated ancillary facilities. In addition, the plant contains a reforming unit which is not currently employed in the refining operation.
                                      18

LEGAL PROCEEDINGS

         Other than collection actions or other actions arising in the ordinary course of the Company's business, no other material legal proceedings to which the Company is a party or of which any of its property is subject are pending or known to be contemplated, and the Company knows of no legal proceedings pending or threatened, or judgment against any director or officer of the Company in his or her capacity as such.

UNICO'S SECURITIES

------------------------------------------------------------------------
Calendar                      High                         Low
Quarter Ended                Price                       Price
------------------------------------------------------------------------
  Mar 97                     2 1/2                       1 3/4
  Jun 97                     2 15/16                     1 3/4
  Sep 97                     2 1/8                       1 1/2
  Dec 97                     1 1/2                       1
  Mar 98                     3 1/4                       1 7/32
  Jun 98                     3                           1
  Sep 98                     3                           1 1/4
  Dec 98                     2 3/16                      0 1/2
------------------------------------------------------------------------
Sources: Nasdaq Online and America On Line

         The Company's common stock is traded on the OTC Bulletin Board under the symbol "UNRC". There are 7,229,428 shares of the Company's common stock issued and outstanding, excluding 3,699 shares held in treasury. The Company has authorized 50 million shares of common stock with a par value of $0.20.

         The Company's present policy is to retain its earnings to finance future growth. The Company has no intention to declare or pay cash dividends. At March 3, 1999, the Company estimates that there were approximately 634 shareholders, 346 of record and the balance in street name. There were approximately 374 round lot (100 or more shares) shareholders.

         Prior to December 3, 1998, the Company's common stock was listed on the Nasdaq SmallCap Market. The Company was advised by Nasdaq on September 30, 1998 that in the opinion of Nasdaq staff, based on the staff's review of the Company's public filings, the Company did not fit the criteria for listing of its common stock on the Nasdaq SmallCap Market. Upon further discussions with Nasdaq staff, the Company decided to voluntarily remove its stock from listing rather than pursue a hearing to which it was entitled. The Company intends to apply for listing on a globally recognized U.S. based stock exchange.

         There are 5,474 shares of the Company's Series A preferred stock, which has a par value of $0.01, issued and outstanding. The Company has authorized 8 million shares of preferred stock, which provides non-cumulative dividends, if such are declared by the Company's Board of Directors. The Series A preferred stock has both dividend and liquidation preference over the company's common stock. Each share of preferred is convertible into 1,000 shares of common stock, in accordance to a schedule of the Novation Agreement:

       January 1, 1999 - May 31, 1999       1,825 may be converted
       June 1, 1999 - August 31, 1999       3,650 in total may be converted
       After September 1, 1999              5,474 in total may be converted

       As discussed above, in the section Material Aspects of the Novation Agreement, the Company intends to spin-off IRC to shareholders of record on a record date to be established. All shareholders, except those as a result of the June 30, 1998 acquisition, would be entitled to benefits of the spin-off.


ANNUAL AUDITED FINANCIAL STATEMENTS

     UNICO, INC.
     FINANCIAL STATEMENTS
     JUNE 30, 1997 AND 1998


     TABLE OF CONTENTS



Independent Accountants' Report                               21

Balance Sheets                                             22-23

Statements of Operations                                      24

Statements of Stockholders' Equity                            25

Statements of Cash Flows                                      26

Notes to Financial Statements                              27-36

Independent Accountants' Report
Weinbaum & Yalamanchi

The Stockholders
Unico, Inc.


     We audited the accompanying balance sheets of Unico, Inc. (Unico) as of June 30, 1997 and 1998 and the related statements of operations and stockholders' equity and cash flows for the nine months and year then ended. These financial statements are the responsibility of Unico's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects, Unico's financial position as of June 30, 1997 and 1998 and the results of its operations and cash flows for the nine months and year then ended in conformity with generally accepted accounting principles.

                                             /s/ Weinbaum & Yalamanchi
                                             Weinbaum & Yalamanchi

Los Angeles, California
September 9, 1998 (Except for Note 11 for which the date is October 8, 1998.)

     UNICO, INC.
     Balance Sheets
     June 30, 1997 and 1998

                        ASSETS
                (Dollars In Thousands)

                                                 1997           1998

Current Assets
Cash                                         $              $     30
Accounts receivable, less $30 and $84
 allowances for doubtful accounts and
 returns, allowances and discounts in 1998        721          1,034
Inventories (Note 12)                              13            434
Prepaid expenses                                    9              4
                                               -------       --------
   Total current assets                           743          1,502
                                               -------       --------

Property and Equipment
 Furniture and equipment                           10             38
 Leasehold improvements                             9             25
                                               -------       --------
                                                   19             63
Accumulated depreciation                            1             11
                                               -------       --------
                                                   18             52
                                               -------       --------

Trademark, less $24
 accumulated amortization                                        106
Due from Luna                                                     14
Due from Hwang                                                    17
Hwang note (Note 6)                                              116
Old Unico Investment                                           3,163
                                               -------       --------
                                                               3,416
                                               -------       --------
                                               $  761        $ 4,970
                                               =======       ========












          The accompanying notes are an integral
          part of these financial statements.

     UNICO, INC.
     Balance Sheets
     June 30, 1997 and 1998


     LIABILITIES AND STOCKHOLDERS' EQUITY
     (Dollars In Thousands)


                                                  1997         1998

Current Liabilities
Bank overdrafts                              $      48      $   211
Accounts payable                                   109          433
Deferred revenues (Note 5)                                      210
Due RTC (Note 5)                                                 32
Due Yin (Note 13)                                               100
Accrued payroll                                                  25
                                             ---------      --------
  Total current liabilities                        157        1,011
                                             ---------      --------

Commitments and contingencies
(Notes 5, 8, 10, 11 and 18)

Stockholders' Equity (Notes 6, 7, 9 and 10)        604        3,959
                                             ---------       -------
                                             $     761      $ 4,970
                                             =========       =======
























          The accompanying notes are an integral
          part of these financial statements.

     UNICO, INC.
     Statements of Operations
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)


                                             1997           1998

Net sales (Note 4)                      $  15,058      $  24,638
Cost of goods sold (Note 12)               14,844         24,229
                                        ---------      ----------
Gross profit                                  214            409
                                        ---------      ----------

Salaries and wages                            128            498
Rent                                           17             50
Trademark amortization (Note 5)                               24
Other expenses                                 67            381
                                        ---------      ----------
                                              212            953
                                        ---------      ----------
Operating income (loss)                         2           (544)
Interest income (Note 6)                        2              8
                                        ---------      ----------
Net income (loss) (Note 16)             $       4      $    (536)
                                        =========      ==========




Basic earnings (loss) per share         $  0.0004      ($ 0.0489)
                                        =========      ==========



Average shares used in computation      10,950,200     10,950,200













          The accompanying notes are an integral
          part of these financial statements.

     UNICO. INC.
     Statements of Stockholders' Equity (continued)
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)
                                                                     Total
     Dollar Amounts             New       Old     Add'l    Opera-   Stock-
     --------------          Common    Common   Paid-In      ting  holders'
                                Par       Par   Capital    Result   Equity
                         --------------------------------------------------

Balance October 3, 1996      $    0    $    0    $    0    $    0   $    0

Common stock issued           1,095                (495)               600
Net income                                                      4        4
                         --------------------------------------------------
Balance June 30, 1997         1,095         0      (495)        4      604
                         --------------------------------------------------

SGI capital contribution                            588                588
Luna payable contribution                           100                100
Stockholder contribution                             40                 40
Net loss                                                     (536)    (536)
                         --------------------------------------------------
Balance June 30, 1998         1,095         0       233      (532)     796
                         --------------------------------------------------

Old common outstanding                    225     1,744              1,969
New common issued               110                 848                958
Warrants issued                                     236                236
                         --------------------------------------------------
Balance June 30, 1998        $1,205      $225    $3,061     $(532)  $3,959
                         ==================================================
     Share Amounts
     -------------                New                  Old
                               Common               Common       Preferred
                         --------------------------------------------------
Balance October 3, 1996             0                    0               0
Stock Issued                5,476,200                                5,474(1)
Old Common Outstanding                           1,125,609
                         --------------------------------------------------
Balance June 30, 1997       5,476,200            1,125,609           5,474
Stock Issued                  547,619                    0               0
                         --------------------------------------------------
Balance June 30, 1998       6,023,819            1,125,609           5,474
                         ==================================================

Unico has 8 million shares of $0.01 par value preferred stock authorized and 50 million shares of $0.20 par value common stock authorized. Old common stock is net of 3,699 shares of Treasury stock.

(1) The impact on the Company's equity of the par value from the issuance of the $0.01 preferred stock is not material.

          The accompanying notes are an integral
          part of these financial statements.

     UNICO, INC.
     Statements of Cash Flows
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)

                                                  1997           1998

Operating cash flows (Notes 5 and 9)
Net income (loss)                            $       4      $    (536)
Depreciation and amortization                        1             30
Receivables change                                (721)          (313)
Inventory change                                   (13)           (70)
Prepaid expenses change                             (9)            66
Accounts payable change                            109            (28)
Deferred revenues change                                           65
Accrued payroll change                                             25
                                             ----------     ----------
Cash used by operations                           (629)          (761)
                                             ----------     ----------

Investing cash flows (Notes 5, 9 and 10)
Property acquisitions                               19              1
Luna advance                                                       14
Other assets                                                        4
Paradise cash acquired                                            (42)
                                             ----------     ----------
Cash used (provided) by investing activities        19            (23)
                                             ----------     ----------

Financing cash flows (Notes 5, 6, 7, 9 and 10)
Common stock issued                                600              0
RTC receivables collected                                         588
Yin advance                                                       100
Shareholders' capital contribution                                 40
Reduction in due RTC                                             (123)
Bank overdrafts                                     48            163
                                             ----------     ----------
Cash provided by financing activities              648            768
                                             ----------     ----------


Change in cash                                     Nil             30
Cash - beginning of period                         Nil            Nil
                                             ----------     ----------
Cash - end of period                         $     Nil      $      30
                                             ==========     ==========






          The accompanying notes are an integral
          part of these financial statements.

     UNICO, INC.
     Notes To Financial Statements
     June 30, 1997 and 1998

NOTE 1. Accounting Policies and Operations

Basis of Presentation - The financial statements include the assets and liabilities of Paradise Innovations, Inc. (Paradise), a California Corporation. Paradise was incorporated on October 3, 1996. These financial statements also include Old Paradise's assets, liabilities and operations (Note 5) from August 1, 1997. All dollar amounts are in thousands. Unico's old operations, held by Intermountain Refining Corp. (IRC) are included in the investment in Old Unico. The Company accounts for this investment at cost as it cannot use IRC's assets for corporate purposes, has no control over IRC's operations nor board of directors.

Business Description - Paradise markets computer memory chips, central processing units and other basic computer components. The Company also markets a proprietary line of computer peripherals under the Paradise brand name. Some of the products marketed include PC video conferencing products, video adapter cards, multimedia products and modems. Paradise's customer base includes private label computer manufacturers and major technology distributors, such as Tech Data, Ingram Micro, D&H, Almo, Comark and SED.

IRC, incorporated under the laws of the State of New Mexico in July 1985, is wholly-owned by Unico. In conjunction with Unico's acquisition of Starlicon during 1998, Unico transferred all of its operating resources to IRC. IRC is managed by previous officers and directors of Unico. IRC's resources are segmented into three categories of business: petroleum product refining and processing, electrical energy production and natural gas production. Additionally, until August 31, 1997, Intermountain Chemical, Inc., a now dissolved subsidiary of Unico, managed and operated a methanol production facility, owned by others, in Commerce City, Colorado. The facility was sold as of September 1, 1997 and its associated operations were classified as discontinued operations in the financial statements of Old Unico.

Refining - IRC's refinery is capable of processing low-cost, heavy crude oil and other low gravity refined products into diesel fuel, fuel oils, and asphalt that have traditionally been marketed on a wholesale basis in the intermountain region. Approximately 6 years ago, IRC experienced a sharp reduction in the availability of crude oil from it's traditional sources and has not operated the refinery for several years. IRC is presently exploring alternative sources of raw materials and is hopeful that a long term solution to the supply shortage can be resolved. IRC periodically provides certain asphalt terminalling services wherein IRC receives fees and reimbursement of certain operating expenses directly related to the service provided.

Co-Generation - IRC's co-generation plant is capable of producing up to 3,000 kilowatts of electrical energy that has been sold to electric companies in the local area. When in operation, the plant produces all electricity and a portion of the steam used in the refining process thereby contributing some savings in refinery operating costs. The generators are not presently in operation but are available for use if needed for operation of the refinery or if an electrical energy market is developed in the area.

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 1. Accounting Policies and Operations (continued)

Natural Gas Production - IRC owns an interest in and operates 19 natural gas wells located in the Hugoton basin in Southwestern Kansas. Natural gas and helium produced is sold, under exclusive contract, to K.N. Energy, of Lakewood, Colorado.

Property and Equipment - Paradise's property and equipment are recorded at cost. Depreciation and amortization are recorded by the straight-line method over the related assets' estimated useful lives. Capitalized costs carrying value is reviewed annually.

Accounts Receivable - Paradise records an allowance for doubtful accounts to reduce receivables to net realizable value. Paradise does not require collateral from its customers. Paradise's customers include wholesalers and value added retailers. Paradise's four largest June 30, 1998 customer receivables and July and August 1998 cash collections were:

     Customer      Balance                        Collections
                                          July                 August
        A           $395                  $395                   $0
        B            239                   163                   76
        C            173                   142                   22
        D            105                    29                    1

Revenue Recognition - Revenue is recognized when products are shipped. Paradise records an allowance for returns, allowances and discounts when sales are recorded.

Inventories - Inventories are valued at the lower of cost, first-in, first-out method, or market.

Trademark - The trademark is amortized over five years by the straight-line method. Its carrying value is reviewed annually.

Advertising - Paradise expenses advertising as incurred.

Accounting Estimates - Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 1. Accounting Policies and Operations (continued)

Fair Value of Financial Instruments - Accounts receivable, cash, accounts payable and accrued expenses carrying value approximates fair value because of the short-term maturity of those instruments. The Hwang note (Note 6) is believed to be at fair value. Unico's investment in IRC is carried at cost which may differ from market value.

Income Taxes - Paradise will file a consolidated tax return for 1998 with Starlicon Group, Inc. (SGI), Paradise's holding company (Note 9). The 1998 tax disclosures were computed as if Paradise filed a separate company tax return.

Cash - Cash includes short-term instruments with original maturities of 90 days or less.

Service Contracts - Service contracts are amortized by the straight-line method over the related contract term.

Earnings per Share - Earnings (loss) per common share is computed as if Unico had issued 5,476,200 of its 6,023,819 common shares issued to acquire Old Unico on October 3, 1996 and they had been continuously outstanding. The 5,474 shares of Unico preferred were converted to 5,474,000 shares of Unico common for purposes of this calculation and were also treated as if they had been continuously outstanding from October 3, 1996. No operations of Old Unico are included in the calculation as Old Unico is carried at cost.

NOTE 2. Relialogic Technology Inc.(RTC) Advance

On June 9, 1997 RTC advanced Paradise $50, which Paradise repaid on June 18.

NOTE 3. Supplemental Cash Flow Disclosures

Interest paid and received and taxes paid were not material for the periods. The statement of cash flows excludes the effects of Unico's acquisition of Old Paradise (Note 5) and Old Unico.

NOTE 4. Sales and Expenses

Sales and expenses included these amounts by period:

                                                 1997      1998

Sales to customer A                           $ 2,479   $ 7,313
Sales to customer B                             1,262     2,402
Sales to customer C                             1,258     1,688
Sales to customer D                             1,196     2,167
Sales to Old Paradise                             393
Purchases from Luna International, Inc. (Luna)    323

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 5. Old Paradise Acquisition

On July 31, 1997 Paradise purchased the business and certain assets comprising the Paradise Multimedia operations of RTC, a subsidiary of Osicom Technologies, Inc. (Osicom). John Hwang (Hwang), a Paradise stockholder and officer resigned his position as an RTC officer on June 30, 1998. The assets acquired and related liabilities assumed were:

Cash                                                   $   42
Inventory                                                 351
Prepaid expenses                                           19
Hwang note (Note 6)                                       109
Other assets                                               58
Property and equipment                                     43
Trademark                                                 130
                                                       -------
                                                          752
Less: Accounts payable                                   (452)
      Deferred revenues                                  (145)
                                                       -------
                                                       $  155
                                                       =======

The $155 sale price was paid to RTC as follows: $100 on February 23, 1998, and $25 on April 3, 1998. The balance will be paid at $20 per month. Paradise believes RTC improperly computed its deferred revenues and that it owes RTC $70 less than RTC currently believes it is owed. Following the acquisition, Paradise collected $588 of RTC's July 31, 1997 receivables (Note
9).

NOTE 6. Hwang Note and Shareholders' Capital Contribution

This amount is Hwang's $100 demand note to RTC dated February 29, 1996 plus interest at 8%. Paradise recorded $7 in interest income from this note in 1998. On March 30, 1998 Hwang and other shareholders contributed $40 to Paradise's capital.

NOTE 7. Stockholders' Equity

Paradise issued 1,000 shares of its stock for $600. In November 1997 Luna, a company controlled by Hwang, contributed $100 of Paradise's accounts payable to Paradise's equity. As this transaction neither provided nor used cash it was excluded from the statement of cash flows.

NOTE 8.  Operating Leases

Paradise leased its facilities on a month-to-month basis from Meret Communications, Inc., an Osicom subsidiary. At June 30, 1998, Paradise's operating lease commitments were $10 through June 30, 1999, for a vehicle.

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 9. Starlicon Group Inc. (SGI)

In November 1997, Paradise's stockholders formed SGI as a holding company for Paradise's common stock. SGI assumed $588 of Paradise's RTC debt as a capital contribution to Paradise. Since the transaction neither provided nor used cash it was excluded from the statement of cash flows.

NOTE 10. Purchase of Paradise

On June 30, 1998 Unico, Inc. (Unico) purchased Paradise from SGI for 5,476,200 shares of Unico common stock and 5,474 shares of Unico convertible preferred stock, convertible into 5,476,000 shares of Unico common stock. Unico also issued warrants to two of its shareholders to purchase a total of 150,000 shares of Unico common at $1.40 per share expiring on December 1, 2006. Before the acquisition, 1,125,609 shares of Unico common stock were outstanding.

Since Paradise's shareholders own the majority of Unico's shares, this transaction is accounted for as if Paradise purchased Unico, or by reverse acquisition accounting. Despite the transaction being a stock for stock swap it will be recorded using purchase accounting since Paradise was not an autonomous entity within two years before combination.

On June 30, 1998, Unico dismissed an action brought in May 1998 against SGI and Paradise. Paradise's recorded cost for Unico's purchase was $3,163 which consisted of $1,969 for 1,125,609 shares of Unico common issued to old Unico shareholders valued at $1.75 per share, $958 for 547,169 shares issued to a Paradise shareholder, plus $236 which was the estimated value of the warrants issued assuming a risk-free interest rate of 5.5%, 0% dividend, 100% volatility and an 8-year, 5-month life.

NOTE 11. Subsequent Events

On August 1, 1998 Unico leased premises which Paradise moved into. The lease expires July 31, 2003 and has escalation provisions for operating expenses. Minimum payments due under the lease are as follows by year ending June 30:

     1999                          $ 131
     2000                            146
     2001                            150
     2002                            154
     2003                            159
     2004                             13
                                  -------
                                   $ 753
                                  =======

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 11. Subsequent Events (Continued)

On September 4, 1998, Unico signed an agreement with Silicon Valley Bank
(SVB) wherein Unico would sell, from time-to-time, at its and SVB's discretion, selected invoices from its accounts receivables to SVB. Terms of the sales are 1.5% per month for receivables from OEM/End Users, and 1.25% per month for receivables from Distributor/Resellers, plus 0.5% per month service fee for either type of receivables during the period the receivables are purchased and outstanding. The term of the agreement is for one year and then from year-to-year unless terminated by either the Company or SVB at any time.

On September 14, 1998, the Company issued and registered 390,000 shares of common stock in payment for consulting services to three individuals. 130,000 shares were issued to a major shareholder and 130,000 were to the Company's President. The Company is currently reviewing whether this transaction was appropriate.

On September 21, 1998, the Company leased a telephone system for $9 per year for a period of three years. At the conclusion of the lease, the Company has an option to purchase the system for one dollar.

On October 2, 1998, Osicom notified Paradise it owes $109 for various expenses Paradise supposedly incurred while occupying Osicom's premises. Management disputes this bill and denies any liability for the amount claimed.

On October 8, 1998, Luna International paid the Company $14 liquidating its debt to the Company as shown in its financial statements of June 30, 1998.

NOTE 12. Inventory

On June 30, 1998 Paradise recorded a $15 reserve for certain items it acquired in the Old Paradise (Note 5) acquisition to reduce their carrying value to current market value. It carries 75,000 integrated circuits acquired in the Old Paradise acquisition at $179 which it believes it will use in the normal course of business. On June 30, 1998 Paradise recorded a $16 inventory valuation reserve for other items.

NOTE 13. Chan Pui Yin (Yin) Advance

On June 30, 1998 Yin advanced Paradise $100 intending to buy Paradise stock. Paradise repaid the $100 on July 9, 1998 after deciding not to consummate the transaction.

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 14. Name Change

On August 4, 1998 Starlicon International Corporation changed its name to Paradise Innovations, Inc.


NOTE 15. Segment Information

During fiscal 1997 Paradise engaged in one business segment, distributing computer hardware. Effective August 1, 1997 with the Old Paradise acquisition (Note 5), Paradise began distributing proprietary products and operating in two segments. Paradise is organized by product. At June 30, 1998 $207 of Paradise's inventory was located in Asia.

All of Unico's oil and gas related operations are held by IRC.

Segment assets were as follows:

                  Proprietary           Old
Distribution         Products         Unico     Eliminations        Total
------------      -----------        ------     ------------      -------
   $1,018             $893           $3,163         $104           $4,970

Segment operating results were as follows:

                    Distri-   Proprietary         Elimi-         Total
                    bution    Products            nations
                    -------   -----------         ------        --------

Revenues            $23,310   $  1,356            $  28         $24,638
Interest income           1          7                                8
Depreciation              2          4                                6
Amortization              0         24                               24
Operating loss          (94)      (450)                            (544)


NOTE 16. Income Taxes

A reconciliation of Paradise's 1998 tax provision to that which would have been recorded at the applicable federal rate is:

Loss as recorded                             $  536
Applicable rate                                  35 %
                                            ---------
Computed tax benefit                            188
Tax benefit not recorded                       (188)
                                            ---------
Tax provision                                $  Nil
                                            =========

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 16. Income Taxes (Continued)

At June 30, 1998 Paradise had a net operating loss carryover (NOL) of $501 expiring 2013, the $190 benefits of which were not recorded in the financial statements due to uncertainty as to their realizability. The only material item giving rise to differences between the book and tax basis of Paradise's assets is the inventory valuation reserve.

NOTE 17. Pro Forma Financial Information (Unaudited)

The following pro forma financial information presents the effects of the Old Paradise acquisition as if it occurred on June 30, 1997. The pro forma financial information is not necessarily indicative of the results of operations and financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical financial statements of Paradise as reported on Form 8-K for nine months and the year ended June 30, 1997 and 1998.

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 17. Pro Forma Financial Information (Unaudited, Continued)


     Unico, Inc.
     Pro Forma Condensed Balance Sheet
     June 30, 1997

                         Paradise
                         Before                    Old
Assets                   acquisition          Paradise      Pro forma
                         -----------         ---------      ---------
Cash                                         $      42      $     42
Accounts receivable      $      721                              721
Inventories                      13                351           364
Property and equipment
 -net                            18                 43            61
Trademark                                          130           130
Hwang note                                         109           109
Other assets                      9                 77            86
                         ---------------------------------------------
                         $      761          $     752     $   1,513
                         =============================================

Liabilities and
Stockholders' equity

Bank overdrafts          $       48          $               $    48
Accounts payable                109               452            561
Acquisition liability                             155            155
Deferred revenues                                 145            145
                         ---------------------------------------------
Total liabilities               157               752            909
                         ---------------------------------------------
Common stock                    600                              600
Retained earnings                 4                                4
                         ---------------------------------------------
Total stockholders'
 equity                         604                              604
                         ---------------------------------------------

                          $     761          $    752        $ 1,513
                         =============================================

     UNICO, INC.
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 17. Pro Forma Financial Information (Unaudited, continued)

These pro forma statements of operations presents the effects of the Paradise acquisition as if it occurred on October 3, 1996.

                  Paradise
                  Before      Old         Pro forma
                  Acquisition Paradise    adjustments  Consolidated
                  ----------- ----------  -----------  ------------

Revenues           $ 15,058     $ 2,841    $             $ 17,899
Cost of sales        14,844       2,368                    17,212
                  ----------- ----------  -----------  ------------
Gross profit            214         473                       687
Operating expenses      212         742     (267)(a)          687
                  ----------- ----------  -----------  ------------
Operating income
 (loss)                   2        (269)     267                0
Other income
 (charges)                2                  (19)(b)          (17)
                  ----------- ----------  -----------  ------------
Net income (loss)  $      4     $  (269)   $ 248          $   (17)
                  =========== ==========  ===========  ============

Basic earnings
(loss)per share    $ 0.0004    ($0.0246)   $0.0226       ($0.0016)
                  =========== ==========  ===========  ============

Weighted average shares outstanding 10,952,190

(a)  To reverse goodwill balance on RTC's books for a previous acquisition.
(b) To record interest on acquisition indebtedness at 11%.

INTERIM UNAUDITED FINANCIAL STATEMENTS - DECEMBER 31, 1998

         Financial Statements

         Balance Sheets as of December 31, 1998 and June 30, 1998   38

         Statements of Operations for the three months ended
         December 31, 1998 and December 31, 1997                    39

         Statements of Operations for the six months ended
         December 31, 1998 and December 31, 1997                    40

         Statements of Cash Flows for the six months ended
         December 31, 1998 and December 31, 1997                    41

         Notes to Financial Statements                           42-50

         The interim financial statements included herein were prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles were condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. It is suggested that the interim financial statements be read in conjunction with the financial statements and the notes thereto included in the Company Annual Report on Form 10-KSB for the year ended June 30, 1998, and the Quarterly Report on Form 10-QSB for the three months ended September 30, 1998.

         The accompanying interim financial statements were prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles board Opinion No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for the full year.

FINANCIAL STATEMENTS
UNICO, INC.
Balance Sheets
(Dollars In Thousands)                    December 31,       June 30,
                                                 1998           1998
ASSETS                                     (unaudited)      (audited)
Current Assets
Cash                                         $  1,707       $     30
Accounts receivable, less $107 and $84
 allowance for doubtful accounts and
 returns, allowances and discounts              4,379          1,034
Inventories                                     4,756            434
Prepaid expenses & other current assets           489              4
                                               -------       --------
   Total current assets                        11,331          1,502
                                               -------       --------
Property and Equipment
 Furniture and equipment                          333             38
 Leasehold improvements                             8             25
                                               -------       --------
                                                  341             63
Accumulated depreciation                           34             11
                                               -------       --------
                                                  307             52
                                               -------       --------
Trademark, less $37 and $24
 accumulated amortization                          93            106
Goodwill, less $34 accumulated amortization     1,003              0
Due from Luna                                       0             14
Due from Hwang and Hwang Note                     137            133
Other                                              90              0
Old Unico Investment                            3,163          3,163
                                               -------       --------
                                                4,486          3,416
                                               -------       --------
                                             $ 16,124       $  4,970
                                               =======       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Bank overdrafts                              $      0       $    211
Accounts payable                                9,689            433
Deferred revenues                                 150            210
Due RTC                                             0             32
Due Yin                                             0            100
Accrued payroll & other current liabilities       910             25
                                             ---------      --------
Total Current Liabilities                      10,749          1,011
                                             ---------      --------
Long-Term Liabilities                             175              0
                                             ---------      --------
Commitments and contingencies
Stockholders' Equity                            5,200          3,959
                                             ---------      --------
                                             $ 16,124       $  4,970
                                             =========      ========
                    The accompanying notes are an integral
                    part of these financial statements.
                                      38

UNICO, INC.

Statements of Operations
(Dollars In Thousands)

                                              Three months ended
                                                     December 31,
                                             1998           1997
                                       (unaudited)    (unaudited)

Net sales                               $   5,960      $   7,413
Cost of goods sold                          5,300          7,087
                                        ---------      ----------
Gross profit                                  660            326
                                        ---------      ----------

Salaries and wages                            530            144
Rent                                           71             11
Research and development                      117
Amortization                                   41              3
Other expenses                                752             89
                                        ---------      ----------
                                            1,511            247
                                        ---------      ----------
Operating income (loss)                      (851)            79
Interest income, net                            2              0
Other income (expense), net                   186              0
                                        ---------      ----------
Net income (loss)                       $    (663)     $      79
                                        =========      ==========




Basic earnings (loss) per share         ($ 0.0464)     $  0.0072
                                        ==========     ==========



Shares used in computation              14,295,796     10,950,200



          The accompanying notes are an integral
          part of these financial statements.

UNICO, INC.
Statements of Operations
(Dollars In Thousands)

Six months ended
                                                     December 31,
                                             1998           1997
                                       (unaudited)    (unaudited)

Net sales                               $  11,035      $  13,616
Cost of goods sold                         10,094         13,182
                                        ---------      ----------
Gross profit                                  941            434
                                        ---------      ----------

Salaries and wages                            684            258
Rent                                           94             24
Research and development                      117
Amortization                                   47              8
Other expenses                                973            131
                                        ---------      ----------
                                            1,915            421
                                        ---------      ----------
Operating income (loss)                      (974)            13
Interest income, net                            4              1
Other income (expense), net                   186              0
                                        ---------      ----------
Net income (loss)                       $    (784)     $      14
                                        =========      ==========




Basic earnings (loss) per share         ($ 0.0582)     $  0.0013
                                        ==========     ==========



Shares used in computation              13,459,612     10,950,200



          The accompanying notes are an integral
          part of these financial statements.

UNICO, INC.

Statements of Cash Flows
(Dollars In Thousands)
                                                     Six months ended
                                                          December 31,
                                                  1998           1997
                                            (unaudited)    (unaudited)

Operating cash flows
Net loss                                     $    (784)      $     14
Depreciation and amortization                       71             31
Services rendered for stock                         42              0
Receivables change                                (217)          (558)
Inventory change                                   753           (137)
Prepaid expenses change                             93            (44)
Accounts payable change                            989            245
Due from others                                      0           (133)
Other current liabilities change                   (40)             7
Deferred revenues change                           (60)            19
                                             ----------     ----------

Cash provided by (used for) operations             847           (556)
                                             ----------     ----------
Investing cash flows
Property acquisitions                              (56)           (71)
Other assets                                      (113)            63
Multiwave cash acquired                          1,360             42
Long-term liabilities                              175              0
                                             ----------     ----------
Cash provided by
 investing activities                            1,366             34
                                             ----------     ----------
Financing cash flows
RTC receivables collected                            0            588
Yin advance                                       (100)             0
Reduction in due RTC                               (32)             0
Bank overdrafts                                   (404)           (48)
Other equity transactions, net                       0              0
                                             ----------     ----------
Cash provided by (used for)
 financing activities                             (536)           540
                                             ----------     ----------

Change in cash                                   1,677             18
Cash - beginning of period                          30              0
                                             ----------     ----------
Cash - end of period                         $   1,707      $      18
                                             ==========     ==========


          The accompanying notes are an integral
          part of these financial statements.

UNICO, INC.

Notes To Financial Statements
December 31, 1998


1. Basis of Presentation

The financial statements include the assets and liabilities of Paradise Innovations, Inc. (Paradise). The Statements of Operations for the period ended December 31, 1997 include activity for three and six months for "Old Paradise" acquired on July 31, 1997. The Statements of Operations for the three months ended December 31, 1998 include Multiwave's operations from November 1, 1998. Following the legal closing of the acquisition, Uraco Holdings, one of Multiwave's former parents along with some other Multiwave shareholders, will convert US$ 2 million of Multiwave's debt to equity as a capital contribution. The capital contribution is treated as if it occurred on October 31, 1998. All dollar amounts in the tables are in thousands. Unico's old operations, held by Intermountain Refining Corp. (IRC) are included in the investment in Old Unico. The Company accounts for this investment at cost as it cannot use IRC's assets for corporate purposes, has no control over IRC's operations.


2. Earnings Per Share

Earnings (loss) per common share is computed as if Unico had issued 5,476,200 of its 6,023,819 common shares issued to acquire Old Unico on October 3, 1996 and they were continuously outstanding. The 5,474 shares of Unico preferred were converted to 5,474,000 shares of Unico common for purposes of this calculation and were also treated as if they had been continuously outstanding from October 3, 1996. The 2,388,792 shares issued to effect the Multiwave acquisition were treated as if outstanding from October 31, 1998. No operations of Old Unico are included in the calculation as Old Unico is carried at cost. After July 1, 1998 earnings per share were calculated including 1,125,609 shares of Unico common held by Old Unico's shareholders.


3. Inventories

Inventories are stated at the lower of cost (on a first-in, first-out basis) or market value (net realized value).

                                   December 31, 1998
                                      (unaudited)
     Raw Materials                      $  386
     Work in Process                     2,216
     Finished Goods                      2,154
                                        -------
                                        $4,756
                                        =======

Inventory of $434 at June 30, 1998 was all finished goods.

4. The Company Profile

On June 30, 1998, the Company completed the acquisition of all outstanding shares of Paradise Innovations, Inc. (formerly known as Starlicon International Corporation) by issuing 5,476,200 new shares of common stock and 5,474 new shares of convertible preferred stock. The Company accounted for this acquisition as a reverse acquisition. The term "Old Unico" is used to refer to Unico, Inc. before the June 30, 1998 acquisition.

Starlicon International Corporation (Starlicon) was incorporated under the laws of the State of California on October 3, 1996. On July 31, 1997, Starlicon acquired certain assets, including the Paradise trademark, owned by Relialogic Technology Corporation (RTC). On August 4, 1998, Starlicon changed its name to Paradise Innovations, Inc. in order to obtain better brand recognition and to facilitate future product and company acquisitions. Throughout this Form 10-QSB/A, the Company's Starlicon subsidiary will be referred to as Paradise.

On February 21, 1998, Old Unico entered into a Stock Purchase Agreement (the Agreement) with Starlicon Group, Inc. (SGI) to acquire 100% of the outstanding stock of privately-held Paradise. The acquisition was ultimately completed pursuant to a Novation Agreement (see Form 8-K filed on July 14, 1998). Under the terms of the Novation Agreement, the Company issued 5,476,200 shares of $0.20 par value restricted Common Stock and 5,474 shares of Series A Convertible Preferred Stock to the shareholders of SGI in exchange for 100% of the outstanding stock of Paradise.

As part of the Novation Agreement, all of Old Unico's assets not owned by Intermountain Refining Co., Inc. (IRC) were transferred to IRC in satisfaction of certain inter-company obligations and as a contribution to IRC's capital. IRC is operated and managed at the sole discretion of IRC's management with a nominee holding Old Unico's proxy to vote IRC's shares.

As a result of the Paradise acquisition, the Company has two operating entities in unrelated industries, Paradise and IRC. IRC was incorporated as a New Mexico corporation in July 1985. It conducts three categories of business: petroleum product refining and processing, electrical energy production and natural gas production.

Through its wholly-owned subsidiary Paradise, the Company markets computer peripherals, including video and sound cards, modems, multimedia products and Internet set-top boxes, a proprietary line of computer peripherals under the Paradise trademarked brand name. Paradise's customer base includes private label computer manufacturers and major technology distributors, such as Tech Data, Ingram Micro, D&H Distributing, Almo Distributing, Comark and SED.

The Company intends to focus on its core competence, which is the design, manufacture, marketing and distribution of computer peripherals and Internet communication products. Subject to approval by its shareholders, it has acquired Multiwave Innovation Pte. Ltd., a Singapore-based design and engineering firm which will enhance the Company's ability to bring innovative products to market quickly and extend its distribution capabilities in Europe and Asia. The Company is also negotiating with IRC management to spin off its energy related assets currently held by IRC to its shareholders of record as of a record date to be established.

At its next annual shareholders' meeting scheduled for May 3, 1999, the Company is requesting that its shareholders grant its Board of Directors the authority to negotiate with IRC's management and to consummate a spin-off of IRC, as IRC's business lies outside the Company's high-tech industry focus. It is also requesting approval and ratification of the Multiwave acquisition.

On December 3, 1998, the Company waived its request for a hearing and voluntarily removed its common shares from listing on the Nasdaq SmallCap Market. The shares are now traded on the Over The Counter (OTC) electronic Bulletin Board. The action was taken following discussions with Nasdaq staff on various issues facing the Company, including the staff's September 30, 1998, notification that its shares would be removed from listing on its SmallCap Market. The Company plans to apply for a listing on a globally recognized U.S. stock exchange.

The Company has reviewed the potential impact of Year 2000 issues and believes that the cost to replace and or modify equipment, computer hardware, and computer software will not be material and that Year 2000 issues will not have a material impact on the Company's ability to operate into the next century.

5. Segments

The Company is engaged in two primary business industries: computer-related products and oil and gas. Through its wholly-owned subsidiary Paradise, it designs and markets computer peripherals. Through its wholly-owned subsidiary IRC, it engages in energy exploration and generation business.

During fiscal 1997 Paradise, the Company's operating subsidiary, engaged in one business segment, distributing computer chips, both memory and central processing units. Effective August 1, 1997 with the asset acquisition previously discussed, Paradise began distributing proprietary products and operating in two segments. Paradise is organized by product segments: chips and proprietary products.

All of the Company's oil and gas related operations are held by IRC and disclosed in Note 6.

Segment assets at December 31, 1998 were as follows:

                 Proprietary            Old         Elimi-
 Distribution       Products          Unico       nations         Total
 ------------    -----------         ------      --------     ---------
     $522            $14,720         $3,163      ($ 2,281)     $ 16,124

Segment operating results for the three months ended December 31, 1998 were as follows:
                      Distri-    Proprietary         Elimi-
                      bution        Products       nations        Total
                     -------     -----------      --------     --------

Revenues             $   380       $  9,285      ($ 3,705)     $  5,960
Interest income            0              2             0             2
Depreciation               0             23             0            23
Amortization               0              7            34            41
Operating loss           (32)          (749)          (70)         (851)

Segment operating results for the six months ended December 31, 1998 were as follows:
                      Distri-    Proprietary         Elimi-
                      bution        Products       nations        Total
                      -------     -----------      --------     --------

Revenues             $ 4,519       $ 10,227      ($ 3,711)     $ 11,035
Interest income            0              4             0             4
Depreciation               0             24             0            24
Amortization               0             13            34            47
Operating loss          (148)          (756)          (70)         (974)


6. The Company Strategy

The Company shifted its focus to its newly acquired hi-tech subsidiary, Paradise Innovations, Inc. (Paradise) with the June 30, 1998 acquisition of Paradise (formerly known as Starlicon International Corporation). Paradise currently has two primary business segments: designing, manufacturing, marketing and sales of proprietary computer peripherals, multimedia products, and Internet related communications products; and chip distribution.

Consistent with the new focus, on October 27, 1998, the Company signed a definitive agreement to acquire all issued and outstanding shares of Multiwave Innovation Pte. Ltd. (Multiwave), a Singapore-based engineering company with a focus on research and development of high performance multimedia and Internet communications products. Multiwave was formerly owned primarily by NatSteel Electronics, Ltd., one of the world's top custom manufacturer of high-tech products with clients such as Apple Computers, IBM and Hewlett-Packard, and by Uraco Holdings Ltd., a precision manufacturer. Both NatSteel and Uraco are publicly traded on the Singapore stock exchange. Multiwave has been operating as Paradise Innovations (Asia) Pte. Ltd. (Paradise Asia), a wholly owned subsidiary of the Company, since October 31, 1998.

With the Multiwave acquisition, the Company is establishing worldwide distribution and partnerships with global manufacturing companies to bring exciting new products to market quickly as demanded by the hi-tech industry. The Company continues to contemplate acquisitions of products and companies that fit its strategy of identifying and creating products that can be distributed in high volume by its worldwide distribution partners.

At the 1998 Fall COMDEX, the high-tech trade show held in Las Vegas, the Company announced the product launch of Internet set-top boxes, which is currently in the evaluation phase by major cable companies, ISPs and top branded consumer electronic manufacturers. The Company expects that sales volume and margins will increase when this product reaches the market in the very near future. In addition, the Company continues to research and develop future products to be launched.

The Internet set-top boxes will comprise a substantial part of the Company's future sales in the remaining quarters of fiscal 1999 and beyond. They will command higher unit prices, raising the sales run rate in the remaining quarters of the fiscal year and beyond.

7. Old Unico

Old Unico's consolidated balance sheets are summarized as of June 30, 1998 and December 31, 1998, and its consolidated statement of operations for the three months ended December 31, 1998, as follows:


OLD UNICO

Consolidated Condensed Balance Sheets
(Dollars In Thousands)

                                              December 31,          June 30,
                                                     1998              1998
                                               -----------       ------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                    $ 1,116           $ 1,134
     Other current assets                             156                82
     Notes receivable from related
        Parties                                         -                84
                                              ------------          --------
     TOTAL CURRENT ASSETS                           1,272             1,300
                                              ------------          --------
PROPERTY, PLANT AND EQUIPMENT, at cost
     Land, buildings and improvements                 434               434
     Equipment                                        165               165
     Crude oil refining equipment                   1,183             1,183
     Co-generation facilities                         290               290
     Oil and gas properties,
      (successful efforts method)                     895               895
                                              ------------          --------
                                                    2,967             2,967
     Less accumulated depletion
                and depreciation                   (2,073)           (2,005)
                                              ------------          --------
                                                      894               962
                                              ------------          --------
OTHER ASSETS
     Investment in Chatfield Dean                     175               301
     Other assets & deferred charges                  168               176
                                              ------------          --------
                                                      343               477
                                              ------------          --------
                                                  $ 2,509           $ 2,739
                                              ============          ========

OLD UNICO
Consolidated Condensed Balance Sheets,
(Continued)
(Dollars In Thousands)
                                              December 31,           June 30,
                                                     1998               1998
                                              ------------      -------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                         $       163         $       49
     Taxes other than income taxes                      3                  3
                                              ------------      -------------
        TOTAL CURRENT LIABILITIES                     166                 52
                                              ------------      -------------

DEFERRED TAXES                                          -                 52

STOCKHOLDERS' EQUITY
     Preferred stock, $0.01 par value,
       authorized 8,000,000 shares, none
       outstanding
     Common stock, $0.20 par value,
       authorized 50,000,000 shares,
       issued and outstanding 1,129,308
       shares                                         226                226
     Additional paid in capital                     2,214              2,214
     Less: Treasury stock 3,699 shares                 (9)                (9)
     Retained earnings (accumulated deficit)          (88)               204
                                              ------------       ------------
                                                    2,343              2,635
                                              ------------       ------------
                                              $     2,509         $    2,739
                                              ============       ============

OLD UNICO
Consolidated Condensed Statements Of Operations
(Dollars In Thousands)
                             For Periods Ended
                                                        December 31, 1998

                                                    Three Months    Six Months
                                                    ------------  ------------
REVENUES
     Natural gas sales                                  $    94      $    169
                                                    ------------  ------------

COSTS AND EXPENSES
     Cost of sales                                           14            38
     General and administrative                             439           550
     Gain on realization of investment                     (125)         (125)
     Depletion, depreciation
                and amortization                             34            69
     Interest, net                                          (11)          (25)
     Bad debt expense                                         8             8
                                                    ------------  ------------
                                                            359           515
                                                    ------------  ------------

LOSS BEFORE INCOME TAXES                                   (265)         (346)
Current Benefit for income taxes                             50            54
                                                    ------------  ------------

NET LOSS                                               $   (215)     $   (292)
                                                    ============  ============

8. Multiwave Acquisition

On October 31, 1998, the Company purchased Multiwave for 2,388,792 shares of common stock valued at $2,000,000 and incurred $123,000 in expenses to effect the acquisition. The non-cash effects of the acquisition were excluded from the Statements of Cash Flows. The assets acquired and liabilities assumed were:
         Cash                                 $  1,360
         Receivables                             3,128
         Inventory                               5,075
         Prepaid expenses                          128
         Other assets                              540
         Property and equipment                    222
                                              ---------
                                                10,453
         Less:   Accounts payable               (8,267)
                 Bank overdrafts                  (193)
                 Other liabilities                (907)
                                              ---------

                                              $  1,086
                                              =========
                                      48

9. Pro Forma Statements of Operations (Unaudited)

This pro forma Statement of Operations presents the effects of the Multiwave acquisition as if it occurred on June 30, 1998. The pro forma statement of operations is not necessarily indicative of the results of operations and financial position which will be attained in the future.

                        Unico
                       Before               Pro Forma     Pro Forma
                  Acquisition  Multiwave  adjustments  Consolidated
                  ----------- ----------  -----------  ------------

Revenues           $ 11,035     $ 9,153    $(381)(b)     $ 19,807
Cost of sales        10,094       8,156     (381)(b)       17,869
                  ----------- ----------  -----------  ------------
Gross profit            941         997                     1,938
Operating expenses    1,915       1,175       68 (a)        3,158
                  ----------- ----------  -----------  ------------
Operating income
 (loss)                (974)       (178)     (68)          (1,220)
Other income
 (charges)              190         492                       682
                  =========== ==========  ===========  =============
Net income (loss)  $   (784)    $   314   $  (68)        $   (538)
                  =========== ==========  ===========  =============

Basic earnings
(loss)per share    $(0.0582)    $0.1972                  $(0.0357)
                  =========== ==========               =============

Weighted average shares
 outstanding     13,459,612   1,592,512                 15,052,124

(a) To record goodwill amortization.
(b) To eliminate intercompany sales.

10.  Pro Forma Statements of Operations (Unaudited)

This pro-forma consolidated statement of operations present the effects of the Multiwave acquisition as if it occurred on June 30, 1997.

        Six Months Ended December 31, 1997   (US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
                       Acquisition     Multiwave    Adjustments   Consolidated
                       -----------     ---------    -----------   ------------
Revenues                  $13,616      $  2,789         $            $ 16,405
Cost of sales              13,182         2,477                        15,659
                       -----------     ---------    -----------   ------------

Gross profit                  434           312                           746
Operating expenses            421         1,275                         1,696
                       -----------     ---------    -----------   ------------

Operating income (loss)        13          (963)                         (950)
Other income (charges)          1                        (91)(a)          (90)
                       -----------     ---------    -----------   ------------

Net income (loss)         $    14      $   (963)        $(91)        $ (1,040)
                       ===========     =========    ===========   ============
Basic earnings (loss)
per share                 $ 0.0013     $(0.4031)                     $(0.7767)
                       ===========     =========                  ============

Average shares
outstanding             10,950,200    2,388,792                    13,338,992

NOTE:  (a)      To amortize goodwill over five years.


MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION - UNICO

For the Fiscal Year Ended June 30, 1998

Disclaimer

         The discussion and analysis below contains trend analysis and other forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward looking statements as a result of the risk factors set forth under "Certain Factors That May Affect Future Performance" and elsewhere in this report.

Net Sales and Gross Margins.

         Paradise's net sales for the year ended June 30, 1998 were $24.6 million yielding a gross margin of $409,000 or 1.7%. The low margin is in part a result of the market segment focus. Prior to June 30, 1998, 92% of sales were of chips (memory and CPU) where the Company has traditionally obtained gross margins of around 2%. Since June 30, 1998, the sales mix has been closer to 50% in chips and 50% in branded components, where gross margins, net of co-op advertisement and other discounts are about 8%.
                                      50

         Efforts are underway to improve gross margins for both chips and components. A management process is being launched where gross margins are reviewed weekly.

         Sales volume in July, August and September, 1998 increased significantly for two reasons. First, sales through the Company's distribution network increased. Management believes that the Company's distribution network has a far greater capacity than is currently being utilized. The augmented sales force discussed above will be able to more effectively use this capacity.

         Second, the Company identified product lines with good market acceptance. For example, the Company introduced the new V.90 Lucent 56K b.p.s. modem which was responsible for a significant portion of sales volume. Management has identified other products, in the market segments of Internet communications, it plans to introduce to its customers at the COMDEX trade show to be marketed beginning in the next fiscal year.

Operating Results

         Sales increased $9,580,000 from the nine months ended June 30, 1997 to the twelve months ended June 30, 1998 or by 63.6%. Annualizing 1997's sales accounts for $5,019,000 of this increase. $1,356,000 of the increase is due to including Old Paradise's (Paradise before it merged operations with Starlicon which changed its name to Paradise) sales for the 11 months ending June 30, 1998. The remaining $3,205,000 increase is a result of increased monthly sales, representing a 16.0% increase over 1997's annualized sales.

         Gross margins as a percentage of sales did not vary significantly from 1997 to 1998. Operating expenses increased by $741,000 or 349.5% from 1997 to 1998. $289,000 of this increase was due to Paradise's increased expenses and $452,000 to Old Paradise's expenses from August 1, 1997. Annualizing Paradise's 1997 expenses accounts for $71,000 of the increase. $126,000 of the increase is due to increased headcount at Paradise from 9 to 14 from 1997 to 1998. Rent expenses increased by $33,000 due to higher occupancy charges at the same premises. Paradise had $24,000 in trademark amortization in 1998 which it did not have in 1997 which is included in the $452,000. There were no other individually significant items which increased from 1997 to 1998.

         Cost of sales consists of the actual cost of the goods, wages and salary of the warehouse personnel, inbound freight expenses, and, if not borne by the customer, outbound freight expenses. Typically, the customer pays for the outbound freight expenses.

         The table below compares the Company's operating results from 1997 to 1998:
                                            Nine Months        Twelve Months
(dollars in thousands)                            Ended                Ended
                                          June 30, 1997        June 30, 1998
                                       -----------------    -----------------
Net sales                              $  15,058  100.0%    $ 24,638   100.0%
Cost of goods sold                        14,844   98.6       24,229    98.3
                                       ---------  ------    ---------  ------
Gross profit                                 214    1.4          409     1.7
                                       ---------  ------    ---------  ------

Salaries and wages                           128    0.9          498     2.0
Rent                                          17    0.1           50     0.2
Trademark amortization                                            24     0.1
Other expenses                                67    0.4          381     1.6
                                       ---------  ------    ---------  ------
                                             212    1.4          953     3.9
                                       ---------  ------    ---------  ------
Operating income (loss)                        2    0.0         (544)   (2.2)
Interest income                                2    0.0            8     0.0
                                       ---------  ------    ---------  ------
Net income (loss)                      $       4    0.0%    $   (536)  (2.2%)
                                       =========  ======    =========  ======

Financial Position

         Accounts receivable increased by $313,000 or 43.4% from 1997 to 1998. $145,000 of this increase is due to Paradise's sales, $168,000 from Old Paradise's sales. Days sales in receivables went from 13 to 15 from 1997 to 1998, all of which increase was due to including Old Paradise's sales which have a slower turnover rate. Inventories increased by $421,000 or 3,238% from 1997 to 1998. $417,000 of this increase is due to the inclusion of Old Paradise's inventories in 1998.

Working Capital, Liquidity and Capital Resources

         At June 30, 1998, net working capital was 10% of total assets. While the Company's business is working capital intensive, management is attempting to reduce working capital requirements and the Company's financing costs. A program to review accounts receivable and payable terms was launched. The Company expects that the results of this effort will show in the second fiscal quarter. This effort is critical to enable the high growth that management envisions for the Company in the current fiscal year.

         In September, the Company signed an agreement with Silicon Valley Bank (SVB) to sell its accounts receivable from time-to-time to SVB. The terms of these sales are 1.5% per month for receivables from OEM/End User customers and 1.25% for receivables from Distributor/Reseller customers, plus a 0.5% service fee.

         The amount of receivables sold is limited to $800,000 in receivables sold and outstanding at any time. The Company believes that this agreement will provide liquidity while it reviews its accounts receivable and payable terms. The Company is planning a privately placement to obtain equity capitalization in its second fiscal quarter. The Company has initiated conversations with financial institutions to assist in this transaction. The funds raised, if any, will be used for working capital, capital improvements, and to increase its capital resources for possible future acquisitions.

         The Company has approached banks to obtain asset-based lines of credit. It anticipates that the growth in operations targeted by the Company will require financing above normal operating requirements. The Company is attempting to ensure that this financing will be available for the growth envisioned.

         The Company believes that its cash balances and available credit are sufficient to meet anticipated operating requirements for the foreseeable future (12 months). There can be no assurance that additional capital beyond the amounts currently forecasted by the Company will not be required nor that any such required additional capital will be available on reasonable terms, if at all.

The Multiwave Acquisition

         The Company signed a letter of intent to acquire all outstanding shares of Multiwave Innovation Pte, Ltd. (Multiwave), a Singapore company. Multiwave is an engineering company with a focus on research and development with operations in Singapore, China, and the U.S. The acquisition will provide the Company's distribution subsidiary, Paradise, with rapid access to new and exciting products. Multiwave is a pioneer in the design, development, production, and marketing of high performance multimedia and Internet related products for brand name sales or OEM contracts. Its products are modem cards, sound cards, and various other multimedia upgrade kits and accessories. It markets products on a transcontinental scale with sales in Japan, Australia, Malaysia, Korea, Hong Kong, and Europe, North America and Latin America.

         Multiwave's largest shareholders are NatSteel Electronics Ltd. (NatSteel), a publicly listed company on the Singapore Stock Exchange with contract manufacturing operations in Singapore, Malaysia, Indonesia, Hungary, China and Mexico, and Uraco Holdings Ltd. (Uraco), a publicly listed company on the Singapore Stock Exchange that is a precision manufacturer of disk drives and semiconductor equipment components. NatSteel and Uraco will become significant owners of the Company's common shares following the completion of the acquisition.

         The acquisition would enable the Company to design its own products and have them manufactured at the location closest to the market. This ability would reduce the time to market for new products, a key requirement imposed by the markets for hi-tech products.

         Should the acquisition take place, the Company's reach will be extended worldwide for both sourcing and marketing. The potential acquisition will open lower cost sources for component parts in Asia and give the Company a worldwide reach for its Paradise branded products. This will be a significant capability for the Company as the Paradise brand is recognized worldwide. The Company's management expects an improvement in margins as a result of both improved sourcing and marketing. If and when completed, the acquisition with Multiwave will add about 70 employees to the Company's staff, about 50 of whom will be located in the Singapore subsidiary of the Company.

         A fuller discussion of the acquisition can be found below in the section "Authorization to Acquire the Shares of Multiwave".

Certain Factors That May Affect Future Performance

         The Company's future performance may be affected by a number of factors described below and in other parts of this Form 10-KSB, which should be considered in evaluating the Company and its business.

         The Company's future operating results may vary significantly from period to period as a result of these factors. The Company's revenues depend on products sold, customer satisfaction and support, timing of sales, timing of new product introductions by the Company and by its competitors, product cycle maturation, price competition and decline, availability of components, design of new products, changes in product or distribution channel mix, the level of inventory carried by the Company and its distributors and retail customers, product returns, co-op advertising programs and price protection agreements with its customers.

         Gross margins depend on the same factors as revenues, as well as some other factors: the availability and cost of components, component price change, end-of-life inventory write downs and distribution channel mix. Technology content is also a major factor influencing gross margins. Margins typically are higher for products with high technology content than products with lower technology. Thus, design and new product introduction are critical factors impacting the Company's gross margins.

         Perhaps most importantly, the Company's revenues and gross margins are highly impacted by product life cycles, where margins are higher for newer products and decline with increased competition and diminishing market excitement.

         The Company's hi-tech market is characterized by frequent new product introductions and rapid product obsolescence. The Company depends on new product introduction in short time frames. Despite its strategy to enable a short time frame to market, there is no assurance that the Company will be successful in its execution nor that successful execution will assure high margins.

         Management and staff impact the success of the Company's performance, in the present and the future. The Company is located in the heart of Silicon Valley, in the San Jose, California region where many hi-tech companies are located. Competition for key personnel is intense, particularly in this area. There is no assurance that the Company will be successful in attracting and retaining such key personnel, despite the Employee Benefit Plan its management is implementing.

         Many factors are beyond the Company's control. Price levels and unit volume are often determined by competition, consumer preferences and general economic conditions. In the hi-tech industry, frequently a new technology is introduced which causes existing technologies, perhaps those on which the Company is dependent, to become obsolete.

         The Company's stock price has been subject to wide fluctuations to date and may be subject to even wider fluctuations in the future. All the factors discussed in this section and elsewhere in this Form 10-KSB will influence the Company's stock price. Moreover, the stock market, particularly
                                      54
the technology sector, has been subject to very high levels of volatility in 1998's third calendar quarter.

         The Company does not endorse nor accept responsibility for estimates and recommendations made by stock analysts.

Accounting Treatment of the June 30, 1998 Acquisition

         On September 24, 1998, the Company's board of directors changed its fiscal year to end on June 30. (See Form 8-K filed October 6, 1998.) The Company believes the June 30, 1998 acquisition should be recorded as a reverse merger. It considers the company resulting from the acquisition a new company, beginning July 1, 1998 (following the end of its previous fiscal year).

         Continuity in the reporting of its financial statements is provided by Old Unico's Form 10-K for the year ending February 28, 1998, its Form 10-Q for the quarter ending May 31, 1998, and this Form 10-KSB. Old Unico is discussed in Note 18 to the Financial Statements, below. The four-month period from March 1 to June 30, 1998 is covered, providing financial statement continuity.

For the Interim Period - Quarter Ended December 31, 1998

         The discussion and analysis below contains trend analysis and other forward-looking statements within the meaning of Sections 27A and 21E of the Securities Exchange Act of 1934.

Operating Results

         Although comparing fiscal 1998 and 1999 Results of Operations for three months ended December 31, 1998 shows a 20% sales decrease, gross margin increased significantly, by 102%. This is due to management's efforts to change product mix to focus on selling products with higher margins. Revenues derived from low margin chip sales accounted for 89% of total revenues in the second fiscal quarter of 1998. In contrast, branded peripherals with higher margins comprised 94% of revenues in the second quarter of 1999.

         There are two reasons for the increase in sales of branded peripherals in the second fiscal quarter of 1999. First, sales through the Company's distribution network increased as a result of targeted sales efforts.
Second, and more importantly, the acquisition of Multiwave augmented the sales of these branded items, particularly in Europe and Asia.

         Operating expenses as a percentage of sales for the fiscal second quarter increased from 3% in fiscal 1998 to 25% in fiscal 1999. Salaries and wages increased significantly, due to the Multiwave acquisition. This anticipated increase is a result of the added engineering and R&D capabilities which enable the Company to more fully utilize its distribution network with newly developed products. For the second fiscal quarter 1999 compared to 1998, rent expenses increased due to the newly acquired Singapore operations.

         Approximately $34,000 of the reported amortization in the second quarter of 1999 is a result of goodwill. Approximately 36% of the increase in the category other expenses of the Statement of Operations is attributed to the acquisition. The category other expenses in the current quarter also includes over $350,000 for the 1998 COMDEX, the high technology trade show in Las Vegas, Nevada, and $36,000 for advertising expenses.
                                      55

         Other income in the current three month period is attributed to reimbursement of out-of-period expenses made to the Singapore office from the previous parent company.

         The Results of Operations for the six month periods ending December 31, 1997 and 1998 reflect a 19% decrease in sales with a 117% increase in margin. Operating expenses as a percentage of sales for the periods increased from 3% in fiscal 1998 to 17% in fiscal 1999.

         In order to compare the Paradise operations last year with the same operations this year, the impacts of the Multiwave acquisition were excluded in the following analyses. Chip sales decreased from $6.6 million in the second quarter of fiscal 1998 to $380,000 in the current quarter. These sales resulted in $22,000 in gross margin in the quarter ending December 31, 1998. Branded peripherals sales increased from $826,000 in this same period last fiscal year to $3.5 million in the current quarter. These sales generated approximately $123,000 in margin in the quarter ending December 31, 1998. The lower than expected margin is due to approximately $90,000 in credits issued for price protection and customer advertising, $80,000 in freight expenses and $27,000 in customs duties and fees. Paradise USA's main supplier is Paradise Singapore, which explains the increases in freight, duties and fees. The Company is working closely with it's newly acquired Singapore office to reduce these expenses going forward.

         Excluding the impact of the Multiwave acquisition, operating expenses as a percentage of sales for the most current three month period increased from 3% in fiscal 1998 to 18% in fiscal 1999. Salaries and wages increased due to the addition of a seasoned sales force. The Company also built staff in marketing and administration, in anticipation of growth through internal efforts and acquisitions, such as Multiwave. With the Company's new Fremont facility, rent and associated expenses increased as a result of the move. The category of other expenses includes $180,000 of the over $350,000 total expenses (Multiwave carried about $180,000) for COMDEX, $42,000 for investment banking advise and $36,000 in advertising.

         Excluding the impact of the Multiwave acquisition, chip sales for the six month period ending December 31, 1998 decreased from $12.5 million to $4.5 million, or 65% and branded peripherals increased from $1.2 million to $4.4 million, or 290%, in comparison to the six month period ending December 31, 1997. Operating expenses as a percentage of sales for this same period (again excluding Multiwave expenses) increased from 3% in fiscal 1998 to 12% in fiscal 1999.

Financial Position

         Accounts receivable, inventories and prepaid expenses increased by $3,345,000, $4,322,000 and $485,000, respectively, from June 1998 to December
1998. The increases are attributable to the Multiwave acquisition. The balance sheet category prepaid expenses and other current assets include other receivables of approximately $306,000, prepaid Director's and Officer's insurance in the amount of $61,000, and prepaid inventory of $22,000. The other receivables are from Singapore tax authorities as a result of chipset purchases. Furniture and equipment at the end of the current quarter increased by $278,000 which resulted from the acquisition. Accounts payable increased by $9,256,000 during the six months ended December 1998, also as a result of the acquisition.

Working Capital, Liquidity and Capital Resources

         At December 31, 1998, net working capital was 3.6% of total assets. While the Company's business is working capital intensive, management is reducing working capital requirements and the Company's financing costs. A program to review accounts receivable and payable terms reduced the day sales outstanding (DSO) in the U.S. to less than thirty days. With the acquisition, the Company intends to undergo a similar review of its Singapore operation.

         In September, the Company signed an agreement with Silicon Valley Bank (SVB) to sell its accounts receivable from time-to-time to SVB. The terms of these sales are 1.5% per month for receivables from OEM/End User customers and 1.25% for receivables from distributor/reseller customers, plus a 0.5% service fee. The amount of receivables sold and outstanding at any time is limited to $800,000. The Company believes that this agreement will provide working capital liquidity while it continues to review its accounts receivable and payable terms.

         The Company has approached banks to obtain asset-based lines of credit. It anticipates that the growth in operations targeted by the Company will require financing above its current operating requirements. The funds raised, if any, will be used for working capital, capital improvements, marketing and to fund growth.

         The Company is planning a private placement to obtain equity capitalization and resources for potential acquisitions. It worked diligently in that direction during the second fiscal quarter and is hopeful for closure in the near future, although there is no certainty of any outcome.

         The Company believes that its cash balances and available credit are sufficient to meet anticipated operating requirements for the foreseeable future (12 months). There can be no assurance that additional capital beyond the amounts currently forecasted by the Company will not be required nor that any such required additional capital will be available on reasonable terms, if at all.

Current Developments

        On September 24, 1998, the Company's Board of Directors: 1) appointed Mr. Henry Tang as Secretary of the corporation, 2) accepted Ms. Fynna Bernardez's resignation as the former Secretary and 3) determined to change the fiscal year of the Company from February 28 to June 30.

         On September 30, 1998, the Company was advised by Nasdaq that its securities should be removed from listing on the Nasdaq SmallCap Market based on its staff's review of the Company's public filings. The Company waived its rights to a hearing with Nasdaq and voluntarily placed its common stock for listing on Over the Counter electronic Bulletin Board. The Company plans to apply for listing on a globally recognized national stock exchange.

        On October 5, 1998, the Company issued 50,000 shares of common stock, restricted under Rule 144, to the investment firm of Chatfield Dean & Co. as remuneration for investment banking advice.

        In October, the Company rescinded 260,000 shares of common it issued on September 14, 1998 to Mr. John Hwang, the President of the Company and Mr. Ike Suri, a significant shareholder at that time. The Company values the
                                      57
services of these individuals and wishes to continue to benefit from their services. The Company will enter into compensation agreements with them for past and future services. The Company concluded it is prudent to rescind the service contract to an unrelated third party which resulted in the issuance of another 130,000 shares, also on September 14, 1998. The Company has placed a hold on 100,000 shares and continues to negotiate with the third party on the return of the remaining 30,000 shares. The Company also acknowledges that it should compensate the party for past services.

         On October 27, 1998, the Company signed a definitive agreement to acquire 100% of the outstanding stock of privately held Multiwave Innovation Pte. Ltd. This transaction is disclosed more fully below, under Authorization to Acquire the Shares of Multiwave.

         On January 8, 1999, the Company retained the New Mexico law firm of Sutin, Thayer & Browne to be its corporate counsel. The firm is presently engaged in assisting the Company with negotiations with IRC management for the spin-off, in preparations for the annual shareholder meeting, acquisitions, and other legal matters.

         On February 1, 1999, Mr. Ike Suri, one of the Company's largest shareholders and a director of Starlicon Group, Inc., Paradise's former parent company, was appointed Chairman of the Board and Chief Executive
Officer of the Company.

CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         On August 24, 1998, the Company's Board of Directors voted to engage Weinbaum & Yalamanchi of Los Angeles, California, to act as the Company's independent certified public accountants. In view of the stock transaction dated June 30, 1998 which in effect represented a change in control of the Company, its management determined it best to conform its accountants to its own accountants with whom it has an ongoing relationship. As a result, the Company dismissed and replaced Atkinson & Co. Ltd., the former independent certified public accountant. The former accountant's reports for the Company's last two fiscal years did not contain any adverse opinion, nor disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and the former accountants with regard to any matters which would have caused such accountants to make reference to the subject matter thereof with their report.

         The former accountants did not advise the Company regarding any of the following: the inadequacy of internal controls, the unreliability of management representations, and the need to expand the scope of audits, the fairness or reliability of previous audits. The Company, nor anyone on its behalf, consulted Weinbaum & Yalamanchi regarding its views on the application of accounting principles to a specified transaction before it was retained.

         The management of IRC has indicated that it intends to engage Atkinson & Co., Ltd., to perform the audit of IRC's financial statements for its current year ending February 28, 1999.

                            ELECTION OF DIRECTORS

         The Board of Directors proposes the election of 5 directors, each to hold office for a term of one year until the next Annual Meeting and until their respective successors are elected and qualified. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxyholders may, in their discretion, vote for substitute nominees.

         The following table sets forth the name, principal occupation, age and the year in which the individual first became a director for each nominee, and all persons nominated or chosen to become directors, together with all positions and the office with the Company held by each such person and term or period during which each has served, for election as a director at the annual meeting of shareholders.

                                               Served as a
Name and Principal Occupation        Age      Director Since
John Hwang (1)                        37          1998

Rodger Sykes (2)                      42          1998

James Cunningham Sargent (3)          82            --

Ike Suri (4)                          30          1999

Henry Tang (5)                        49          1998

(1) Mr. John Hwang was employed by Samsung America Inc. as a manager and Vice President of Sales and Marketing for its computer and monitor products from 1984 to 1991. Mr. Hwang served as Vice President of Sales and Marketing for Relialogic Technology Corporation (RTC). In 1995, Mr. Hwang also served as the Vice President of Sales and Marketing of Builders Warehouse Association, Inc. ("Builders"), as a result of its acquisition of RTC. When Builders merged with Osicom Technologies, he was appointed an officer of RTC and the executive-in-charge of the Commercial and International Sales divisions. Mr. Hwang was appointed President and to Unico's board of directors in June 1998.

(2) Dr. Rodger W. Sykes received his BSEE and Ph.D. in Device Physics from Durham University. He is currently Marketing and Business Development Director for the Windows Systems IC (Integrated Circuits) business unit of Philips Semiconductors in Mountain View, California. He joined Philips Semiconductors in 1994 initially as Strategic Product Marketing Director for the standard IC division, and later as General Manager of the Paradise Multimedia business unit. Prior to joining Philips, Dr. Sykes was worldwide ASIC (Application Specific Integrated Circuits) business manager at Texas Instruments Ltd. in Dallas, Texas. Dr. Sykes was appointed to Unico's board of directors and to its Audit Committee in June 1998.

(3) James Cunningham Sargent received a B.A. degree in 1938 and an L.L.B. degree in 1940 from the University of Virginia. Mr. Sargent was admitted to the bar in both New York State in 1940 and the District of Columbia in 1961. From 1955 to 1956, he was the Regional Administrator of the Securities and Exchange Commission's New York office. From 1956 to 1960, on appointment of President Eisenhower, with the advice and consent of the United States Senate, he served as a Commissioner of the Securities and Exchange Commission. Throughout Mr. Sargent's career, he has held positions in legal firms, such as with Spence and Hotchkiss (1954-1955), a New York law firm; in government, such as assistant attorney general for the State of New York (1948); and in corporations, such as associate general counsel for CIT Finance Corp. (1960-1964). From 1970 to 1994, he was a partner with Whitman & Ransom, a New York law firm. He was also a guest lecturer at many law schools throughout the country. Mr. Sargent served in the armed forces as Captain in the United States Air Force (1942-1946). He is currently on the faculty at the Practicing Law Institute and of counsel to Opton, Handler, Gottlieb, Feiler & Katz in New York City.

(4) Mr. Ike Suri is a Director of Starlicon Group, Inc., the former parent of Paradise Innovations, Inc., an operating subsidiary of the Company. Mr. Suri is also the Director of Azemuth, Inc., a firm engaged in private and public investments and consulting, and of Corinthian Partners Capital, Inc. From 1994 to 1996, he was a Director of Pacific Rim Entertainment, Inc. then a publicly traded company in the film animation industry. From 1996 to 1999, through Azemuth and Corinthian, he provided management consulting services as Azemuth, assisting primarily high technology companies to achieve their strategic goals. Mr. Suri joined the Company on February 1, 1999 as Chairman of the Board and Chief Executive Officer.

(5) Mr. Henry Tang received an A.B. degree in Economics and Political Science from the University of California at Berkeley in 1972 and a MBA in finance from the Stern School of Business at New York University in 1982. From 1984 to 1991, he worked for Citibank, in New York and Los Angeles, in both treasury management consulting and in Capital Markets, where he originated auction preferred stock. From 1991 to 1996, he advised firms such as Levi Strauss, the apparel company and York Foods, a packaged goods company, on financial and strategic issues, and was the CFO of a startup managed health care company, Preferred Health Care of California. Most recently, from 1996 to 1998, he was Senior Strategic Planner for Visa International, the credit card management association. He joined the Company in August of 1998 and was appointed Corporate Secretary on September 24, 1999. He is also the Vice President of Finance and Operations, and Chief Financial Officer of the Company.

Vote Required

         Election of Directors requires the affirmative vote of the holders of a majority of the shares entitled to vote. In accordance with New Mexico law, abstentions of entitled shares are not counted as affirmative votes and therefore function as a vote against election. Broker non-votes are not tabulated.

Meetings of the Board of Directors and Standing Committees

         Attendance at Board Meetings. The present Board of Directors has met, via teleconference, on various occasions since their appointments in June 1998. The previous Board of Directors, which resigned as of June 30, 1998 in conjunction with the Acquisition, met 3 times during the last fiscal year. Attendance at such meetings of the Board was 100%. During the last fiscal year, each director attended 100% of (a) all meetings of the Board; and (b) all meetings of the committees of the Board on which such director served.

         Standing Committees. The Company has certain standing committees, each of which is described below.

                  The Audit Committee presently consists of Messrs. Tang and Sargent and Dr. Sykes. Mr. Tang serves as the Chairman of the Committee. The Committee is responsible for reviewing the results of independent audits, the accounting policies of management, and recommends to the Board the appointment of the Company's outside auditors. The Committee held one meeting during the last fiscal year. The previous Audit Committee consisted of Messrs. Hagler, and Hickey. The previous Committee held one meeting during the last fiscal year.

                  The Compensation Committee consists of Messrs. Hwang, Sargent, and Dr. Sykes. The Committee reviews and makes recommendations to the Board of Directors regarding compensation for the Company's officers and employees. In addition to compensation matters, the Committee determines, develops, and makes recommendations to the Board regarding employee benefits packages, and special stock option and stock bonus plans. This Committee held one meeting since its formation in June 1998. The previous Compensation Committee consisted of Messrs. Hagler, Watson and Hickey. The previous Committee did not meet during the last fiscal year.

EXECUTIVE OFFICERS

         The executive officers of Unico, together with the years in which such officers were named to their present offices, are as follows:

                                                             Present Position
        Name                  Position with Company             Held Since
-------------------   -----------------------------------   -----------------
Ike Suri              Chairman of Board, Chief Executive        Feb 1999
                      Officer & Director

John S. Hwang         President & Director                      Jun 1998

Henry Tang            Vice President Finance & Operations,      Aug 1998
                      Chief Financial Officer,
                      Corporate Secretary & Director


Summary Compensation Tables - Management Compensation

        The following table contains information concerning the most highly compensated current and former executive officers of the Company, for the three fiscal years ended June 30, 1998, whose cash compensation, on an annual basis, exceeded $100,000.

Name and Principal Position         Year     Salary      Bonus       Other
                                    ----    --------    --------   ----------
Ike Suri, Chairman of the Board     1998    $      0    $      0       $ 0(1)
                                    1997           0           0         0(1)
                                    1996           0           0         0(1)

John Hwang, President               1998    $      0    $      0       $ 0(2)
                                    1997           0           0         0(2)
                                    1996           0           0         0(2)

William N. Hagler, President IRC    1998    $101,163    $      0       $ 0
                                    1997      99,827           0         0
                                    1996      96,740           0     1,441(3)

(1) Mr. Suri joined the Company as Chairman of the Board and Chief Executive Officer on February 1, 1999 and therefore did not receive any compensation from the Company during the periods required to be reported under this caption. His annual compensation for the remainder of the 1999 fiscal year is $144,000, exclusive of any bonuses and options yet to be determined.

(2) Mr. Hwang joined the Company as President on July 1, 1998 and therefore did not receive any compensation from the Company during the periods required to be reported under this caption. Mr. Hwang's base salary, exclusive of any bonus and other compensation yet to be determined, has been established at $102,000 for the 1999 fiscal year. On January 27th, 1999, he was granted options to buy 60,000 shares at $1 1/8, to be vested 20% immediately and 20% at each anniversary date of the granting of the options.

(3) Includes discretionary employer 401(k) contributions totaling $2,222 for all officers including $1,441 for Mr. Hagler during 1996. There were no 401(k) contributions during 1997 and 1998.

Compensation of Directors

         Non-employee Directors of the Company were awarded options to purchase 10,000 the Company's common stock at $1 1/8 on January 27th, 1999, vesting 20% immediately and 20% at each anniversary date of the granting of the options. New Directors will be granted options on an identical vesting schedule with strike prices as of the closing on the day they join the Board. For each year of service, additional awards will be made. The term of the options is for ten years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has been involved in various related party transactions with certain Directors, Officers of the Company, beneficial owners of 10% or more of the outstanding stock of the Company, and/or entities controlled or affiliated with such individuals. The following sets forth the relationship, through the ownership of securities, between Unico or its subsidiaries and the following individuals and entities involved in transactions exceeding $60,000 during the last two fiscal years:

(1) In July 1997, Paradise acquired the business and certain assets of Paradise Multimedia from Relialogic Technologies Corporation ("RTC"), a subsidiary of Osicom Technologies, Inc. ("Osicom"). John Hwang was an officer of RTC prior to his appointment as President and director of Unico in June 1998. For a period of approximately nine months prior to the acquisition, Paradise sold approximately $393,000 of products to RTC.

(2) During the nine months ended July 1997, Paradise purchased approximately $323,000 of products from Luna International, Inc. ("Luna"), a company with which John Hwang had an agreement for representation.

(3) In conjunction with the acquisition of Paradise Multimedia in June 1997, Paradise assumed a $100,000 note payable by John Hwang to RTC. In November 1997, Luna contributed $100,000 to the Paradise's capital.

(4) In November 1997, Starlicon Group Inc. assumed $588,000 of debt owed to RTC by Paradise as a contribution of capital to Paradise.

(5) In February 1998, William N. Hagler, President and a Director of IRC, offered to convert $178,000 face value 10.5% convertible subordinated debentures into common stock of Unico at a conversion price of $1.40 per share. In addition, Mr. Hagler requested that accrued interest on the debentures be paid to him by the issuance of common stock priced at $1.40 per share and that warrants to purchase 11,125 shares of common stock, which were attached to the debentures, be amended to reflect an exercise price of $1.40 per share and the expiration date extended to December 31, 1999. Unico accepted Mr. Hagler's offer and on February 28, 1998 issued 142,718 shares of common stock to Mr. Hagler in exchange for cancellation of the $178,000 face value debentures and accrued interest of $21,805.

(6) On November 1, 1996 IRC, a wholly owned subsidiary of Unico, issued an 8% $325,000 revolving line of credit to Red Hills Manufacturing, Inc. ("RHMCO"), a New Mexico Corporation, which is collectively controlled by William N. Hagler and Rick L. Hurt who are both previous officers and directors of Unico and are presently officers and directors of IRC. The line of credit was issued to RHMCO for the purpose of purchasing certain equipment and for start-up working capital requirements of RHMCO. During calendar 1997, the maximum balance under the credit line was $433,000 and the balance due to IRC as of June 30, 1998 was $84,000. The note is secured by cash, accounts receivable, inventories and equipment owned by RHMCO. To date, neither Mr. Hagler nor Mr. Hurt has received any payments in the form of compensation or dividends from RHMCO.
                                      63

(7) In conjunction with the acquisition of Paradise by Unico in June 1998, Unico issued 547,169 shares of common stock to Azemuth Inc., a company owned by Mr. Ike Suri who is major shareholder of Paradise, in connection with consulting services performed in conjunction with the acquisition.

(8) In conjunction with the acquisition of Paradise by Unico in June 1998, Unico issued 100,000 and 50,000 warrants to purchase Unico common stock to Mr. William N. Hagler and Mr. Rick L. Hurt, respectively. The exercise price of the warrants is $1.40 per share and the warrants are exercisable at any time until December 1, 2006.

SECTION 16 COMPLIANCE

         Based upon a review of the original and amended Forms 3 and 4 furnished to the Company during its last fiscal year and the original and amended Forms 5 furnished to the Company with regard to its last fiscal year, the Company does not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

            APPROVAL AND SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the firm of Weinbaum & Yalamanchi, independent auditors, as the Company's auditors for the fiscal year ending June 30, 1999, subject to approval of and ratification by the shareholders. Weinbaum & Yalamanchi, located in Los Angeles, California, has had an ongoing relationship with Paradise and is knowledgeable of the business affairs of the Company.

         The Company expects one or more representative of Weinbaum & Yalamanchi to attend the Annual Meeting in order to respond to any appropriate questions.

         The Board of Directors recommends a vote "For" the approval and ratification of the appointment of Weinbaum & Yalamanchi.

Vote Required

         Approval of the appointment of Weinbaum & Yalamanchi as the Company auditors requires the affirmative vote of the holders of a majority of the shares entitled to vote. In accordance with New Mexico law, abstentions and of entitled shares are not counted as affirmative votes and therefore function as a vote against approval. Broker non-votes are not tabulated.

          RATIFICATION AND APPROVAL OF STOCK OPTION AND INCENTIVE PLANS

         The Board of Directors has approved the implementation of the Stock Option Plan for Non-Employee Directors and the Incentive Equity Plan for the benefit of executive officers and other employees and seeks the ratification and approval of the plans by shareholders.

                    APPROVAL OF THE INCENTIVE EQUITY PLAN

         The Board of Directors adopted the Incentive Equity Plan of the Company (the "Incentive Plan") on December 18, 1998, subject to approval by the shareholders of the Company at the Annual Meeting.
                                      64

PRIOR HISTORY OF EMPLOYEE STOCK OPTION PLANS

         The Company has never provided a stock option plan for the benefit of any of its employees. In 1989, the Company implemented the Unico, Inc. Employee Stock Ownership Plan and Trust ("ESOP"), for the benefit of all of its full time employees, including its own corporate officers and officers and employees of wholly owned subsidiaries. Contributions of Company stock were made to the ESOP from time to time at the discretion of the Company. Due to a declining employee base and escalating costs associated with administration of the ESOP, the Company elected to terminate the ESOP in February 1998. All of the shares previously held by the ESOP have been distributed to the beneficiaries.

PURPOSE OF THE INCENTIVE PLAN

         The purpose of the Incentive Plan is to enable the Company to attract officers and other employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The Incentive Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with greater flexibility in employee and executive compensation. This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock, deferred stock and performance shares or units. The Incentive Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment. The Incentive Plan has been prepared to comply with all applicable tax and securities laws, including Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state and federal tax laws.

DESCRIPTION OF THE INCENTIVE PLAN

General

         The following general description of material features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 500,000 shares. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 100,000 units. The number of shares of Common Stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 100,000 shares.

Eligibility

         Officers, including officers who are members of the Board of Directors, and other employees of and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan. Currently there are 21 employees of which 3 are officers. The Company is finalizing the acquisition of Multiwave Innovation Pte. Ltd. Upon closing, an additional 59 employees will become eligible under the Incentive Equity Plan.

Terms of Options and Other Possible Awards

         The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Incentive Plan.

         Option Rights. The Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. The Committee has the authority to specify at any time that Restricted Shares or other shares of Common Stock which are subject to risk of forfeiture or restrictions on transfer will be accepted for part or all of the option price. In such event, the Committee may provide that the shares of Common Stock received upon exercise of the stock option will not be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used as payment for the option price. The Committee may also provide that additional Option Rights will automatically be granted to an optionee upon the exercise of Option Rights.

         Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Option Rights that are not intended to so qualify. The Incentive Plan permits the granting of incentive stock options or non-qualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or more shareholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000. At or after the date of grant of any non-qualified Option Rights, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

         Each grant must specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as
                                      66
defined in the Incentive Plan), that are necessary before the Option Rights will become exercisable, and may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

         Appreciation Rights. Appreciation Rights granted under the Incentive Plan may be either free-standing or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

         A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Common Stock on the date of grant, must specify the conditions, including as and to the extent determined by the Committee, the period of continuous employment or continuous engagement of consulting services, or the achievement of Management Objectives, that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including, without limitation, in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof, and the Committee may either reserve or grant to the recipient the right to elect among those alternatives. The Committee may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of restricted or legended Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of Management Objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

         Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or consultant or other employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for
                                      67
a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

         Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the Incentive Plan) as the Committee may specify. During the Deferral Period, the participant has no right to transfer any rights under the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration from the participant or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Committee on the date of grant, except that the Committee may provide for a shorter Deferral Period, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

         Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period ("Performance Period") which may be subject to earlier termination, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units, as the case may be. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units, as the case may be, in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units, as the case may be, will be paid to the participant at the time and in the manner determined by the committee in cash, shares of Common Stock or any combination thereof, and the Committee may either grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any Performance Shares, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis.

Management Objectives

         Management Objectives mean the achievement of performance objectives established pursuant to the Incentive Plan. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related minimum levels. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or within a subsidiary in which the participant is employed or with respect to which the participant provides consulting services.
                                      68

Transferability

         No Option Right, or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act, is transferable by a participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by the participant or, in the event of his or her incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and under court supervision.

Adjustments

         The maximum number of shares of Common Stock that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

Administration and Amendments

         The Incentive Plan is to be administered by a committee ("Committee") of the Board of Directors which shall consist of not less than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan and related agreements and other related documents. The Committee may make grants to participants under any or under a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Committee may also grant any award or combination of awards authorized under the Incentive Plan, including without limitation, an award that as granted prior to the adoption of the Incentive Plan, and any such award or combination of awards so granted under the Incentive Plan may or may not cover the same number of shares of Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Plan had the canceled award not been granted.

         The Incentive Plan may be amended from time to time by the Committee, and without further approval by the Shareholders of the Company but no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may (i) increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise cause the provisions under Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

Federal Income Tax Consequences to Participants in Plan

         The following is a brief summary of the material federal income tax consequences of certain transactions under the Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Non-qualified Option Rights. In general: (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted;
(ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if such shares are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

         Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

         If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either the holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise. In limited circumstances, however, the Internal Revenue Service ("IRS") may contend that the holder of a free-standing appreciation right is in constructive receipt of ordinary income before the Appreciation Right is actually exercised if (i) a maximum limitation on the amount payable upon exercise of the Appreciation Right at a time when the Appreciation Right is imposed and (ii) the maximum limitation is reached prior to the exercise of the Appreciation Right at a time when the Appreciation Right is exercisable.

         Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code ("the Code").
                                      70

However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a
Section 83(b) election has not been made, any non-restricted dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

         Deferred Shares. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the Deferred Shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding periods for the Deferred Shares will also commence on that date.

         Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performances Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

Special Rules Applicable to Officers and Directors

         In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than for six months.

Tax Consequences to the Company

         To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

Vote Required

         If this plan is adopted, employee Directors Ike Suri, John Hwang, and Henry Tang may receive additional shares of common stock. The Company's Board of Directors recommends a vote FOR approval and ratification of the Incentive Equity Plan. Approval and ratification of the Incentive Equity Plan requires the affirmative vote of the holders of a majority of the shares entitled to vote. In accordance with New Mexico law, abstentions of entitled shares are not counted as affirmative votes and therefore function as a vote against approval. Broker non-votes are not tabulated.
                                      71

           APPROVAL OF THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors adopted the Stock Option Plan for Non-Employee Directors of the Company (the "Directors Plan") on December 18, 1998, subject to approval by the shareholders of the Company at the Annual Meeting.

PRIOR HISTORY OF DIRECTORS STOCK OPTION PLANS

         The Company, in the past, has never provided a Stock Option Plan or Plan of Compensation for non-employee directors.

DESCRIPTION OF THE DIRECTORS PLAN

General

         The following general description of material features of the Directors Plan is qualified in its entirety by reference to the Directors Plan. The Directors Plan is intended to encourage outside Directors of the Company to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other shareholders of the Company, to encourage the highest level of outside Director performance by providing such Directors with a direct interest in the Company's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside Directors.

Administration and Eligibility

         The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of not less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "Director") will be eligible to participate in the Directors Plan. For purposes of the Directors Plan, an "employee" is a person whose compensation from the Company is subject to withholding under the Internal Revenue Code ("the Code"). Currently, of the five Directors and nominees for Director, only Dr. Sykes and Mr. Sargent would qualify for the issuance of options under the Directors Plan.

Maximum Shares

         Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Directors Plan shall not exceed 250,000 shares of Common Stock. Shares of Common Stock covered by an option, which option is canceled or terminated, will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

Initial Options

         Each nonemployee Director of the Company, who is a Director on the effective date of the Directors Plan is granted an immediate option to purchase 10,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 10,000 shares of Common Stock on the first day after each succeeding Annual Meeting thereafter for so long as he or she continues to serve as a Director. Individuals becoming Directors after the effective date of the Directors Plan receive an immediate option to purchase 10,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 10,000 shares of Common Stock on the first day
                                      72
following the next Shareholders' Annual Meeting thereafter, for so long as he or she continues to serve as a Director, provided that he or she has served as a Director for at least six months prior thereto.

         The exercise price of the options granted is equal to the fair market value per share of Common Stock on the date of grant. Options granted under the Directors Plan shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee Director continues to serve as a member of the Board. To the extent exercisable, each Nonqualified Option, as defined below, shall be exercisable in whole or in part from time to time.

         In the event a grantee ceases to be a Director of the Company, vested options granted to nonemployee Directors must be exercised within three months after the Director's termination (in the event that termination was due to other than death or disability), or one year after termination (in the event that termination was due to death or disability), or by the tenth anniversary of the date of grant, whichever occurs first. All awards under the Directors Plan may be only non-qualified stock options.

Purchase Price

         The purchase price of stock options granted under the Directors Plan may be paid in cash, shares of Common Stock held by the optionee for at least six months, or a combination thereof. Shares of Common Stock issued pursuant to the Directors Plan may be authorized but unissued shares or treasury shares. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company.

Change in Control

         Upon a Change in Control, all Option Rights that would become exercisable through the Company's next Annual Shareholders' Meeting following a Change in Control will become immediately exercisable in full. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of Option Rights will be governed by the provisions of the Directors Plan described above. The Directors Plan defines a Change in Control as the occurrence of any of the following events:
(i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by holders of securities entitled to vote generally in the election of Directors of the Company ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such transaction; (iii) a report is filed on Schedule 13D or Schedule 14D-1 disclosing that any person (other than a person who holds more than 10% of the Common Stock on the date of consummation of the Offering) has or intends to become the beneficial owner of a majority or more of the combined voting power
                                      73
of the then-outstanding Voting Securities; (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute at least a majority thereof (each Director first elected or first nominated for election by a vote of at least two-thirds of the Directors then in office who were Directors of the Company at the beginning of any such period being deemed to have been a Director of the Company at the beginning of such period); or (v) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

Adjustment

         The Committee will make or provide for adjustments to the maximum number of shares issuable pursuant to the Directors Plan, the number and kind of shares of Common Stock or other securities that are covered by outstanding options, and the option price applicable to outstanding options as the Committee will in good faith determine to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

Amendment or Termination

         The Board of Directors may at any time amend or terminate the Directors Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the shareholders of the Company, no such amendment will increase the maximum number of shares covered by the Directors Plan, materially modify the requirements as to eligibility for participation in the Directors Plan, or otherwise cause the Director Plan or any grant, award or election made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 promulgated under the Exchange Act, (ii) no such amendment will cause any Director to fail to qualify as a "non-employee director" within the meaning of Rule 16b-3, (iii) provisions relating to the amount and price of securities to be awarded ant the timing of awards under the Director Plan will not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder and (iv) no amendment or termination will adversely affect any outstanding award without the consent of the Director holding such award.

Other Provisions

         No Option Rights may be granted under the Directors Plan more than ten years after the date of approval of the Directors Plan by the Company's shareholders.

Federal Income Tax Consequences

         A Director who receives Initial Options should be taxed under the rules described below. In general (i) no income will be recognized by an optionee at the time an Option Right is granted and (ii) at the time of exercise of an Option Right, ordinary income will be recognized by the
                                      74
optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. The IRS has indicated that it may take the position that, where an option's exercise price is set at an amount less than fair market value on the date of grant, the optionee should recognize income at an earlier date than indicated above.

Tax Consequences to the Company

         To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

Vote Required

         If the Plan is adopted, non-employee directors will be awarded options to purchase common stock of the Company. The Board of Directors recommends a vote FOR approval and ratification of the Stock Option Plan for Non-Employee Directors, which requires the affirmative vote of the holders of a majority of the shares entitled to vote. In accordance with New Mexico law, abstentions of entitled shares are not counted as affirmative votes and therefore function as a vote against approval. Broker non-votes are not tabulated.


                      APPROVAL OF A CHANGE IN COMPANY NAME

         The Board of Directors of the Company believes that the current name of the Company does not clearly reflect the association of its present business operations with the computer technology industry. Accordingly, the Board of Directors proposes a change in the name of the Company to PARADISE INNOVATIONS TECHNOLOGY CORPORATION to provide enhanced name recognition and association with the industry.

Vote Required

         The Board of Directors recommends a vote FOR approval of a change in the name of the Company, which requires the affirmative vote of the holders of a majority of the issued and outstanding voting shares of the Company entitled to vote. In accordance with New Mexico law, abstentions of entitled shares are not counted as affirmative votes and therefore function as a vote against approval. Broker non-votes are not tabulated.


       AUTHORIZATION TO ADOPT, AMEND AND RESTATE ARTICLES OF INCORPORATION

         The Articles of Incorporation for the Company were originally filed on May 3, 1979. The Articles were subject to amendment on December 3, 1981; August 1, 1983; April 3, 1985; August 12, 1994; and July 6, 1998.
Contemporaneously with the proposed name change of the Company, the Board of Directors determined that adoption, amendment and restatement of the Articles of Incorporation into one document is appropriate to simplify reference to the Articles of Incorporation. The proposed amendment and restatement is attached to this Proxy Statement as Appendix E. No material changes to the rights of shareholders are intended by the amendment and restatement.
                                      75

Vote Required

         The Board of Directors recommends a vote "For" the approval and ratification of the adoption, amendment and restatement of the Articles of Incorporation. Approval of these changes requires the affirmative vote of the holders of a majority of the voting shares entitled to vote. In accordance with New Mexico law, abstentions of entitled shares are not counted as affirmative votes and therefore function as a vote against approval. Broker non-votes are not tabulated.

                     AUTHORIZATION TO ACQUIRE THE SHARES OF
                         MULTIWAVE INNOVATION PTE. LTD.

ABOUT MULTIWAVE

         Multiwave Innovation Pte. Ltd. is headquartered at 25 Serangoon North Ave 5, 6th Floor, Uraco Building, Singapore, 554914. Telephone: 65/481-2633.

         Multiwave is a design and engineering firm based in Singapore with sales offices in Europe and China. It sells Internet based communication products, such as Internet set-top boxes; computer components, such as audio and video cards, and modems; and retail electronics. It sells primarily to value added resellers (VARS), systems integrators (computer manufacturers), and to original equipment manufacturers (OEMs, who place their own brand name on the product).

         Examples of Multiwave's designing retail electronics are: (1) a miniaturized personal digital assistant which is the size of a credit card and stores addresses, agenda items, etc., and (2) a home burglar alarm with the capability to automatically dial a pager number.

         Multiwave out-sources its manufacturing to custom manufacturers, such as Uraco Holdings, Ltd., a precision manufacturer which is also a principal shareholder of Multiwave. It provides the design, acquires and drop-ships the component parts and receives manufactured goods.

         The directors of Multiwave prior to the acquisition are as follows:
 ---------------------------------------------------------------------------
           Name of Director                 Representing
           ----------------                 ------------
           James Tan Meng Dong              Individually
           Chu Hiu Tung                     NatSteel
           Philip Tan                       Uraco Holdings Ltd.
           Chay Yee Meng                    NatSteel
 ---------------------------------------------------------------------------
         Under the laws and regulations of Singapore, there is not a formal officer designation. Key members of Multiwave management are as follows:
---------------------------------------------------------------------------
           Name                               Title
           ----------------                 ------------
           James Tan Meng Dong              General Manager
           Dr. Soo Jia Sen                  Deputy General Manager
           Patrick Roman                    Financial Controller
           Paul Tan                         Assistant Director of Operations
           Lim Tiong Chuan                  Corporate Secretary
 ---------------------------------------------------------------------------

THE ACQUISITION

         On October 27th, 1998, the Company signed a definitive agreement to purchase all outstanding common shares of Multiwave for 2,388,792 shares of the Company's "restricted" common stock as that term is defined in Rule 144 and Regulation S promulgated under the Securities Act of 1933. The number of shares was calculated by dividing US$ 5 million by the weighted average of the bid and offer prices of the Company's common shares as listed on NASDAQ from the date of the signing of the Letter of Intent (July 7, 1998) until the date immediately preceding the signing of the definitive agreement (October 26th, 1998).

         The Multiwave acquisition was negotiated on behalf of the Company by Ike Suri, prior to his joining the Company as Chairman of the Board and by Mr. John Hwang, as President of the Company. The purchase price of $5 million in market values of the restricted shares of common stock of the Company was arrived at by consent of all the parties to the Stock Purchase Agreement. All parties were informed that the shares of the Company's common stock were restricted shares and would subsequently be appraised. The appraisal was conducted by Cronkite and Kissell, Inc. (CKI), an independent third party of accredited senior appraisers of the American Society of Appraisers (see "Valuation of the Company's Restricted Common Shares" below). CKI concluded the shares paid to the former shareholders of Multiwave were worth $2 million.

         The material terms of the stock purchase agreement (see Appendix H) are:

 - stock exchange, no cash was involved in this transaction
 - tax free transaction for both acquiring and acquired companies and their shareholders
 - number of shares of buyer to be paid is calculated using stock closing price for the period between signing of the letter of intent and the execution of the Stock Purchase Agreement
 - Uraco and NatSteel may buy, in equal amounts and until the closing, warrants to purchase additional shares of the Company's common stock at a price to be determined by negotiation. To date, they have not elected to do so
 - Multiwave will have a minimum tangible net equity of $1 million. At or immediately following the closing, Uraco Holdings, a parent of Multiwave, will convert $2 million of Multiwave's debt into equity and contribute that equity to Multiwave's capital
 - the acquisition may be terminated by mutual consent of the buyer and seller, or if any representation made by one party to another party to the Stock Purchase Agreement proves not to be true, or if legal action renders the acquisition unadvisable to either party, or if buyer fails to obtain shareholder approval.

         The Company's management believes the acquisition to be in the best interest of both Multiwave and the Company's shareholders, from financial and business perspectives. For the purposes of this document, the focus will be on the benefits to the Company's shareholders and will ignore the benefits to Multiwave shareholders. The transaction was a source of cash. Not only was the acquisition strictly an exchange of stock, the acquired company provided a $1.6 million cash infusion to the Company. Moreover, the acquisition provided over $1 million in net tangible equity to the Company.

         From a business perspective, the acquisition benefits the Company's shareholders because it provides substantial engineering and R&D capabilities to their Company. In addition, although prior to the acquisition, the Company had agreements covering global distribution, the acquisition provided enhanced access to local distribution in Asia and Europe, where Multiwave had established networks. Finally, the Company will benefit from improved sales by Multiwave, using the Paradise brand. As Multiwave did not have access to a recognized brand, its products suffered from lower name recognition and from weaker protection against margin erosion. With the greater desirability for the branded product, Multiwave will be able to negotiate better terms as measured against price declines. In conclusion, management believes that the acquisition is fair to and in the best interests of the Company's current shareholders, predicated on its own analyses and that of its professional advisors.

Accounting Treatment and Impact on Shareholders

         The transaction will be accounted for as a purchase. Because of prior acquisitions, the Company is precluded from using pooling of interest accounting until July 1999 at the earliest. Since the purchase price exceeds the adjusted book value of Multiwave, the Company will record goodwill as an asset.

         All pro-forma financial information developed for this proxy statement treats the $2 million debt to equity conversion (see material terms of the stock purchase agreement, above) as if it occurred on October 31, 1998, the date the combination of the two companies occurred for accounting purposes.

         The Company, based on financial and legal advice, believes that the transaction will not result in Federal tax liabilities to the Company, to Multiwave, or to either company's shareholders.

         As a result of the acquisition, all the Company's shareholders will suffer dilution of their shares equally. Immediately prior to the acquisition, there were 7,233,127 shares of common stock issued and outstanding (including 3,699 shares held in treasury), and 5,474 shares of Series A preferred stock, each of which can be converted to 1,000 shares of common stock. After the acquisition, assuming, for the purposes of this calculation, that all the Series A preferred stock is converted to common shares, a total of 15,092,220 shares will be outstanding. The dilution will be 1 : 1.1877 or 16%. This dilution will be suffered equally by all existing shareholders of the Company.

         Thus, the rights of each present shareholder relative to each other will not be impacted. The former shareholders of Multiwave will acquire rights to the Company by virtue of their owning Unico shares. The table below shows the ownership of the shares issued to acquire Multiwave, based on the Company's common and preferred shares issued and outstanding.
---------------------------------------------------------------------------
                             Multiwave      Number of       Unico
Name of Seller               Ownership      Unico Shares    Ownership
 --------------            -------------    ------------   -----------
Uraco Holdings Ltd.            67.27%        1,606,940        16.70%
NatSteel Electronics Ltd.      27.27           651,424         6.77
James Tan Meng Dong             3.33            79,547         0.83
Dr. Soo Jia Sian                2.13            50,881         0.53
 --------------            -------------    ------------   ------------
TOTAL                         100.00%        2,388,792        24.82%
 ---------------------------------------------------------------------------
                                      78

         The Company does not believe that there are any material changes in the rights of its security holders, other than the dilution, as a result of the acquisition. Neither the Company nor Multiwave is in default nor in arrears as to dividend payments, principal or interest. The Company does not believe the acquisition will have any impact on its current and future payments, if any, of principal, interest or dividends of its securities.

Other Items

         The stock purchase agreement executed between the Company and the former shareholders of Multiwave permits Uraco and NatSteel, until the day of the closing, to purchase up to $1 million in warrants to purchase the Company's shares of common at or before the closing, in equal amounts, at a price to be determined. Uraco and NatSteel have not yet decided to purchase these warrants. If they decide to do so, the warrants would represent additional voting power, the amount of which depends on the price to which the parties will agree.

         Multiwave's U.S. operations were absorbed by the Company on October 31, 1998. For accounting purposes, the transaction was considered effective as of that date, the month end closest to the signing of the stock purchase agreement. This is in accordance to APB 16, paragraph 93 "Acquisition Date". The Company used the purchase method to account for the acquisition.

         The Company's management is in favor of the acquisition as it believes, based on all information available to it and analyses it and its advisors conducted, that the acquisition is fair and in the best interest of its shareholders.

Benefits of the Acquisition



         Both the Company and Multiwave believe that the acquisition advances their respective strategic aims and intents. The Company believes that the acquisition provides it with the abilities to design in-house and manufacture new products through established relationships with its former parent Uraco. This will accelerate the timeframe, reducing the time between product concept, manufacture of the products and market sales. Margins in the high tech industry tend to be higher for newer products and for products with higher technological content. The Company's strategic intent is to bring innovative products to the market more quickly than does its competition. Multiwave's strategic intent is to obtain higher margins by use of a recognized brand and to expand its distribution opportunities with the Company's distribution agreements.

         Both are players in the same high tech industry with complementary strengths. The Company can benefit from Multiwave's design and engineering strengths in order to bring proprietary, branded products to market more rapidly, such as its new line of 56K modems, Internet set-top boxes and miniaturized personal digital assistants. In the highly competitive market of high tech products, speed to market provides significant advantages in market share and profit margins.

         Multiwave can benefit from the Company's strength of a globally recognized Paradise brand with its lifetime limited guarantee (see below). In the highly price competitive Asian high tech market, a recognized brand can provide protection against margin erosion by commanding a premium price.

         The Paradise brand originated with Paradise Systems which became the leading seller of video cards in the 1980s. The company was sold to Western Digital for an amount in the low hundreds of millions of dollars. Western Digital, in turn, sold it to Philips Semiconductors, the Dutch company. Both companies invested amounts in the tens of millions of dollars in advertising the Paradise brand. At present, the brand is trademarked in the U.S., Canada, France, Germany, Belgium, Netherlands, Luxembourg, Italy, Ireland, Sweden, the United Kingdom, Australia, New Zealand, Hong Kong, Mexico and Paraguay.

         The Company's limited lifetime guarantee offers its products a competitive advantage. Most of competition offers a guarantee of three years. The higher end of the competition offers a guarantee of five years. The Company is not aware of any other company that offers a guarantee for the lifetime of the product. The guarantee offers a diagnostic by the Company's technical support followed by either repair or replacement of the product.

         In terms of distribution channels, the Company has global distribution agreements with companies such as Ingram Micro, Tech
Data, Almo Distributing, Comark, SED and D&H Distributing, which are among the top ten in sales volume and name recognition within the industry. With the acquisition, Multiwave could benefit from these distribution agreements as well as enter into new agreements of its own with the strength of the Paradise brand.

MANAGEMENT DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS - MULTIWAVE

Disclaimer

         The discussion and analysis in this section applies only to Multiwave before the acquisition. The historical and current information concern Multiwave alone. Actual results could differ materially from those projected in the forward looking statements as a result of the risk factors set forth under " Certain Factors Than May Affect Future Performance" and elsewhere in this report.

Discussion

         Multiwave's net sales for the four months ended October 31, 1998 were $9.2 million yielding a gross margin of $997,000 or 10.9%. This represents a significant growth over the previous 12 months ended June 30, 1998 of $8.6 million with a gross margin of 8.5%. This significant growth is due to Multiwave gradually and consciously focusing its activities on higher margin and greater volume generating products. Multiwave has since moved away from the lower margin audio business into and focused its resources into the higher value and volume communications sector, i.e. modems.

         Multiwave has over the years built strategic relationships with key technology partners like Lucent, PCTel and Rockwell. It was among the first to develop a product using Lucent's chipset. On October 13, 1998 Lucent issued a press release that cited Paradise Innovations as one of four initial manufacturers which would ship products with a new chipset Lucent was promoting:

         "With PC turned on or off, Lucent's modem chip set enables telephone, fax, and answering machine functions; Multi-Tech Systems, Hayes, Kortex International, and Paradise Innovations initial customers.

         FOR RELEASE: TUESDAY, OCTOBER 13, 1998

         ALLENTOWN, Pa. - Lucent Technologies Microelectronics Group today announced shipments of a modem chip set solution that offers small office/home office (SOHO) PC users high-end telephone, digital telephone answering machine, and fax functions - even while a PC is turned off. Modem manufacturers who will use this solution include Multi-Tech Systems, Hayes Corporation, Kortex International, and
         Paradise Innovations. ..."

Chipset manufacturers typically select a few companies which have the requisite design, manufacturing and marketing capabilities to develop a product that uses the capabilities of the chip in full and to sell them in cost-effective volume. Multiwave was among the few companies to be invited to design products based on Lucent's new platforms. Being one of the first to offer a product with Lucent's new chipset permitted Multiwave to secure higher margins for a period of time before competition intensified and eroded margins.

         It is estimated that about $1.6 million (70%) of Multiwave's revenues per month is derived from Lucent products. It is difficult to identify precisely what portion of the Lucent products sold are a direct result of the partnership, but it may be concluded that the portion is substantial.

         Multiwave has designed the following active or future products, listed by partner:

Lucent   - 56K v.90 data fax modem, 132 Mbits/sec data transfer rate
         - 3 in 1 digital answering machine, fax machine and modem, with the capability of storing voice mails and faxes while computer is turned off
         - cable modem

Rockwell - 56K v.90 soft modem with 32 bit audio card
         - 56K modem
         - combination modem and audio on one board

PCTel    - 56K v.90 16 bit pcmcia fax modem for notebook computers
         - 56K v.90 softmodem, 32 bit PCI high speed modem
         - 56K ISA 16 bit low cost fax modem

ESS      - 56K ISA low cost modems
         - sound card

Intel    - Internet set-top box
         - wireless home network card

AMD      - wireless home network card

Planet Web - Internet set-top box

Terralogic - Internet set-top box

Aureal     - 3 models of digital sound cards

         Of the above designs, the following items are generating revenues at present:

         - Lucent data fax and the 3 in one modems
         - Rockwell soft modem and combination modem and sound card
         - PCTel pcmcia notebook modem and 16 bit low cost modem

         Currently, efforts are underway to promote the Paradise brand in Asia and in Europe through which Multiwave expects to reap higher margins. As part of the Paradise strategy, it is believed that the Paradise brand will generate greater interest from customers and permit Multiwave to negotiate better prices and margins. This has been partially confirmed by Multiwave's ability to sign up new distributors in Asia and Europe. Following the acquisition, on November 11, 1998, the Company issued a press release announcing it had signed up three new distributors in Europe, seven in Asia and one in the Middle East. Multiwave's management believes that the initial increase in interest is highest when Multiwave's ability to sell Paradise products is new (within a couple of months). The increased interest will continue over time, although at a lower level compared to the initial interest.

         Multiwave has developed several unique product lines among which are the Internet set-top box, a modem cum answering machine cum fax machine and a unique personal digital assistant. Theses products were exhibited at the Fall 98 COMDEX, the major high technology trade show held in Las Vegas, Nevada, and were well received by the industry. The attendance at the Paradise booth and the requests for information, which may develop into leads, were well above the average for the trade show. This is notable as the Company had a booth that was smaller than the average.

         Multiwave, with the Company's assistance, is also discussing with the local government bodies to obtain grants for certain of its R&D projects. Multiwave is working with the Economic Development Board (EDB) of Singapore to obtain grants for its R&D efforts under the Innovation Development Scheme
(IDS). EDB is the lead government agency responsible for the formulation and implementation of economic and industrial development strategies for Singapore, specifically for the manufacturing, manufacturing services and exportable services sectors.

         The EDB and five other government agencies jointly administer the IDS to support innovation by Singapore-based companies. In 1997, 234 innovation development projects with a total development budget of S$693 (about US$408) million were awarded IDS grants. Innovation is recognized by the government as an important differentiating factor in Singapore's competitiveness. The government, through its grant programs, is attempting to identify and promote innovation projects, to introduce innovation systems and practices in companies, to expand the innovation infrastructure, and to heighten innovation awareness. Multiwave is applying for grants totaling US$1 million.

Operating Results

         The table below compares Multiwave's operating results for the 12 months ended 30 June 1998 against the 4 months ended October 31st 1998.

 -----------------------------------------------------------------------------
                          Four Months            Year     Nine Months
                                Ended           Ended           Ended
                           Oct 31, 98      Jun 30, 98      Jun 30, 97
                             $000               $000             $000
 -----------------------------------------------------------------------------

Net sales               $9,153   100.0%    $8,571   100.0%   $7,497   100.0%
Cost of sales           (8,156)  -89.1     (7,842)  -91.5    (7,066)   94.3
 -----------------------------------------------------------------------------
Gross profit               997    10.9        729     5.7       431     5.7
 -----------------------------------------------------------------------------

R&D expenses              (117)   -1.3       (312)   -3.6      (273)   -3.6
Selling, general        (1,058)  -11.6     (2,094)  -24.4    (2,924)  -39.0
& admin expenses
 -----------------------------------------------------------------------------
Total operating         (1,175)  -12.8     (2,406)  -28.1    (3,197)  -42.6
Expenses
 -----------------------------------------------------------------------------
Operating loss            (178)   -1.9     (1,677)  -19.6    (2,766)  -36.9
 -----------------------------------------------------------------------------

Other income/exp           492     5.9       (352)   -4.1      (231)   -3.1
 -----------------------------------------------------------------------------
Net income (loss)          314     3.4     (2,029)  -23.7    (2,997)  -40.0
 =============================================================================

On an annualized basis sales has increased almost $19 million (= 12/4 x $9.2 - $8.6) or by 220%. The bulk of this amount is due to the successful launch of Multiwave's Lucent based communication products. Gross margins as a percentage of sales increased by 5.2%. This was mainly due to the quick time to market of the Multiwave's products in this period. As a result of being one of the first to develop a modem using Lucent chip, Multiwave was able to secure supply commitments for a significant volume and, through its manufacturing arrangements with Uraco, it was able to bring the product line to market before its competition. As a result, it enjoyed a period with higher margins before competition was able to enter the market and cut prices and margins.

         Sales of modems increased over the three periods discussed. For the four months ended October 31, 1998, it accounted for 96% of Multiwave's sales. For the year ended June 30, 1998, it accounted for 80%, and for the year ended June 30, 1997 it accounted for 75%. As described elsewhere herein, Multiwave is launching new products with which it intends to diversify the source of its revenues.

         Research and development expenses increased by $39,000 or by 13% on an annualized basis, due to added staff. Multiwave makes conscious efforts to constantly monitor and assess its R&D spending. Through such measures, Multiwave has managed to maintain its R&D cost while growing its revenue base.

         Selling, general & admin. expenses have increased by 52% on an annualized basis to reflect the additional cost involved in supporting the growth in sales. Additional headcount was added to the Product and Marketing functions to support the Paradise brand.

         The major element in the other income/expense category is the exchange gain or loss. During the current period Multiwave encountered exchange rate fluctuations greater than typical (which is not material, see discussion below) in some of the Asian economies. The figures being reported in US$ has led to this exchange gain. This exchange rate fluctuation has since subsided somewhat.

 -----------------------------------------------------------------------------
Percent in                        Four Months            Year     Nine Months
Foreign Currency                        Ended           Ended           Ended
(non-US dollar)                    Oct 31, 98      Jun 30, 98      Jun 30, 97
 -----------------------------------------------------------------------------
Sales                                       4%              6%              7%
Expenses                                   13%             18%             18%
 -----------------------------------------------------------------------------

         Multiwave's sales and expenses are predominantly denominated in US dollars. Sales to customers in the US, Asia and Europe are denominated in US dollars, partially to offset expenses denominated in US dollars. The most expensive component in Multiwave's modems are chipsets, which are sold in US dollars. The only significant non-US dollar denominated transactions are overhead expenses in Singapore which are denominated in Singapore dollars.

         Multiwave does not consider the amount of exchange gain/loss to be material, when compared to total sales and expenses, in the periods reported. The gains and losses arise when there is a difference between the book rate and the actual transaction rate. The book rate is revised monthly and set based on the average of the bid and ask foreign exchange rates as published in business media. The monthly revisions maintain the differences between book and actual rates within a fairly narrow band, under normal circumstances, and therefore contain the foreign exchange gains and losses.

         Exchange rate gains and losses are hedged by off-setting receivable and payable balances. This mechanism is believed to be adequate since there are only two major currencies of transactions: the US and the Singapore dollars. Multiwave is exploring other financial hedging mechanisms in anticipation of future international business.

         There were no other individually significant items, which increased from 1997 to 1998.

Working Capital, Liquidity and Capital Resources

         Multiwave maintains strong working relationships with its current suppliers who provide the bulk of Multiwave's working capital. Multiwave has commitments from them for continued support in its growth. In keeping with local business practices, these commitments are oral, rather than written. Over the ten years or so that Multiwave has been operating in Asia, it has managed to obtain the commitment of vendors. In most cases, the terms granted vary from 60 to 180 days and the limits from $100 to $500 thousand. Occasionally, the terms and the limits exceed these ranges.

         At present, Multiwave has a bank overdraft facility of approximately $240,000 secured against fixed deposits. The average interest rate payable on the facility was 8.0%, as of October 31, 1998. In addition, Multiwave has a letter of credit and a trust receipt facility whose combined total is about $420,000.

         Multiwave has approached several banks to obtain additional credit facilities either asset based or contract based. With the significant growth in business volume and with the higher value added products being developed, Multiwave anticipates it will require financing above normal operating requirements. Multiwave is taking steps to ensure that this financing will be available for the growth envisioned.

         The audited balance sheet (see Appendix F) shows a working capital deficit of $1.12 million. However, the balance sheet does not take into consideration a $2 million debt to equity conversion that is part of the agreements for acquisition. On or immediately following closing, $2 million of Multiwave debt to Uraco will be converted into equity and contributed to capital. Once this transaction is reflected in the financial statements, Multiwave will show a positive working capital position of $880,000.

         Based on the current sales and product mix, and sales targets over the next twelve months, Multiwave anticipates it will need a balance of about $1.5 to $2.0 million in working capital. The working capital will be used to provide for increased sales and to pay vendors.

         Multiwave believes that its cash balances, available and anticipated credit facilities are sufficient to meet anticipated operating requirements for the foreseeable future (12 months). There can be no assurance that additional capital beyond the amounts currently forecasted by Multiwave would not be required or that any such required additional capital will be available on reasonable terms, if at all.

Certain Factors That May Affect Future Performance

         Multiwave's future performance may be affected by a number of factors described below which should be considered in evaluating Multiwave and its business.

         Multiwave's future operating results may vary significantly from period to period as a result of these factors. Multiwave 's revenues depend on products sold, customer satisfaction and support, timing of sales, timing of new product introductions by Multiwave and by its competitors, product cycle maturation, price competition and decline, availability of components, design of new products, changes in product or distribution channel mix, the level of inventory carried by Multiwave and its distributors and retail customers, product returns, co-op advertising programs and price protection agreements with its customers.

         Gross margins depend on the same factors as revenues, as well as some other factors: the availability and cost of components, component price change, end-of-life inventory write-downs and distribution channel mix. Technology content is also a major factor influencing gross margins. Margins typically are higher for products with high technology content than products with lower technology. Thus, design and new product introduction are critical factors impacting Multiwave's gross margins.

         Perhaps most importantly, Multiwave's revenues and gross margins are highly impacted by product life cycles, where margins are higher for newer products and decline with increased competition, diminishing market excitement and changes in technology.

         Frequent new product introductions and rapid product obsolescence characterize Multiwave's hi-tech market. Multiwave depends on new product introduction in short time frames. Despite its strategy to enable a short time frame to market, there is no assurance that Multiwave will be successful in its execution or that successful execution will assure high margins.

Related Party Transactions - Multiwave

         Multiwave leases office premises from a subsidiary of a corporate shareholder (Uraco) at a monthly rental charge of $19,000. The lease expired on November 30, 1998. Subsequent to expiration, Multiwave has continued to rent the office premises at a rental charge of $19,000 a month, though no formal lease arrangements have been made. Total rental expenses associated with this lease for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 amounted to $52,000, $278,000 and $77,000 respectively.

         Multiwave has no manufacturing facilities and a significant portion of the manufacturing of Multiwave's products is subcontracted to NatSteel Electronics Limited, a corporate shareholder of Multiwave, and Acura Manufacturing Pte Ltd and Pantera Electronics Pte Ltd, subsidiaries of Uraco Holdings Limited, a corporate shareholder of Multiwave.

         Multiwave had the following significant transactions with related parties and affiliates:
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
 ----------------------------------------------------------------------------
      Corporate Shareholder
         Sales                                      -        368         215
         Purchases                                  -          -       2,163
      Other Affiliate Companies
         Sales                                      2         26          16
         Purchases                                645      2,102       2,439
         Rental expenses                           77        278          52
 ----------------------------------------------------------------------------

         As of October 31, 1998, June 30, 1998 and June 30, 1997, there were the following amounts owing by (to) affiliated companies:

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000
 -----------------------------------------------------------------------------
      Corporate Shareholders
         Trade receivables                       201          42           -
         Trade accounts payable                    -           -         (34)
         Loans to Company                        (62)        (59)        (70)
         Advances to Company                       -           -        (350)
      Other Affiliate Companies
         Other receivables                         -           -           1
         Trade payables                       (1,970)     (1,814)       (403)
         Other payables                         (265)       (259)        (28)
 -----------------------------------------------------------------------------


Multiwave Selected Financial Data

         The following table sets forth certain financial data relating to Multiwave prepared in accordance with U.S. GAAP and stated in U.S. dollars. The financial data should be read in conjunction with (i) the Multiwave financial statements, attached, (ii) the unaudited Pro Forma Condensed Consolidated Financial Statements which are included elsewhere in this Proxy Statement.

                                (In U.S. Dollars)
       (Tabular dollar amounts are in thousands, except per share amounts)
                     (Prepared in accordance with U.S. GAAP)

Summary Statements of Operations and Comprehensive Operations

                                         Four Months      Year  Nine Months
                                               Ended     Ended        Ended
                                          October 98   June 98      June 97
                                          ----------   -------      -------
Revenues                                      9,153     8,571        7,497
Net income (loss)                               314    (2,029)      (2,997)

                                         Four Months      Year  Nine Months
                                               Ended     Ended        Ended
                                          October 98   June 98      June 97
                                          ----------   -------      -------
Foreign currency adjustments                    (39)      (26)          91
Comprehensive income (loss)                     275    (2,055)      (2,906)
Net income (loss) per share                 $0.1314  ($0.8494)    ($1.2546)
                                             -------  --------     --------

Summary Balance Sheets

                                         October 31   June 30     June 30
                                               1998      1998        1997
                                             -------   -------    --------
ASSETS
Current Assets                               10,231     4,494       3,271
Property, plant and equip., net                 222       211         210
TOTAL ASSETS                                 10,453     4,705       3,481
                                             -------   -------     -------


LIABILITIES & SHAREHOLDERS' EQUITY

Current Liabilities                          11,351     5,876       2,615
Long Term Liabilities                            16        18
TOTAL LIABILITIES                            11,367     5,894       2,615

SHAREHOLDERS' EQUITY (DEFICIENCY)              (914)   (1,189)        866

TOTAL LIABILITIES  AND SHAREHOLDERS'
EQUITY (DEFICIT)                             10,453     4,705       3,481
                                             -------   -------     -------


UNICO SELECTED FINANCIAL DATA

         The following table sets forth certain financial data relating to Unico. The financial data should be read in conjunction with (i) the Unico financial statements (Appendix D), (ii) the unaudited pro forma condensed consolidated financial statements which are included elsewhere in this Proxy Statement. The data for the four months ended October 31, 1998 is derived from unaudited data.

                                (In U.S. Dollars)
       (Tabular dollar amounts are in thousands, except per share amounts)
                     (Prepared in accordance with U.S. GAAP)

Summary Statements of Operations

                                    Four Months         Year      Nine Months
                                          Ended        Ended            Ended
                                     October 98      June 98          June 97
                                    -----------      -------      -----------
Revenues                                 5,468        24,638          15,058
Net income (loss)                         (225)         (536)              4
Net income (loss) per share           ($0.0178)     ($0.0489)        $0.0004
                                       --------      --------       ---------

Summary Balance Sheets

                                     October 31      June 30         June 30
                                           1998         1998            1997
                                     ----------      -------         -------
ASSETS
Current assets                            1,323        1,502             743
Property, plant and equip., net              68           52              18
Other assets                                325          253               -
Old Unico Investment                      3,163        3,163               -
TOTAL ASSETS                              4,879        4,970             761
                                          -----        -----             ---

LIABILITIES & SHAREHOLDERS' EQUITY

TOTAL LIABILITIES                         1,162        1,011             157
SHAREHOLDERS' EQUITY                      3,717        3,959             604
TOTAL LIABILITIES  AND
SHAREHOLDERS' EQUITY                      4,879        4,970             761
                                          -----        -----             ---

UNAUDITED PRO FORMA SELECTED FINANCIAL DATA

            (Tabular dollar amounts are in thousands of US dollars,
                           except per share amounts)
                     (Prepared in accordance with U.S. GAAP)

         This table presents Unico's unaudited pro forma selected financial data giving effect to the acquisition of Multiwave and accounting for it as a purchase. The pro forma financial data do not purport to represent what the combined financial position or results of operations would actually have been if the acquisition had occurred at the beginning of the periods or to project the combined financial position or results of operations for any future date or period.

         The information below should be read in conjunction with (i) the Multiwave Financial Statements (Appendix F) and the Unico Consolidated Financial Statements (Appendix D), including the notes thereto, (ii) the Unaudited Pro Forma Condensed Consolidated Financial Statements (Appendix D).

($000, except per share data)

                                          Six Months                    Year
                                               Ended                   Ended
                                   December 31, 1998           June 30, 1998
                                  ------------------           -------------
Revenues                                    $ 11,035                $ 33,209
Net (loss)                                      (784)                 (2,748)
Basic income (loss) per share               ($0.0582)               ($0.2060)
                                            --------                --------


($000)

                                     As of
                        December 31, 1998
                        ------------------
Total assets                       $16,124
Shareholders' equity                 5,200
                                   -------


COMPARATIVE PER SHARE DATA

         This table presents Unico's and Multiwave's historical per share data and Unico's pro forma per share data for the six months ended December 31, 1998 and for the year ended June 30, 1998. The pro forma data gives effect to the acquisition and accounts for it as a purchase, based upon the Multiwave Financial Statements, the Unico Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements.

         The information presented below should be read in conjunction with
(i) the Multiwave Financial Statements, including the notes thereto, attached hereto, (ii) the Unico Consolidated Financial Statements, including the notes thereto, attached hereto, and (iii) the Unaudited Pro Forma Condensed Consolidated Financial Statements, elsewhere herein.


                                        Six Months                 Year
                                               Ended                Ended
Per Share Unico Common Stock           Dec 31, 1998        June 30, 1998
-------------------------------------------------------------------------
Historical:
     Book value (1)                          $0.3445              $0.3136
     Cash dividends                              Nil                  Nil
     Basic (loss) per share                 ($0.0582)            ($0.0489)

Pro Forma:
     Book value (1)                          $0.3445              $0.3969
     Cash dividends                              Nil                  Nil
     Basic (loss) per share                 ($0.0357)            ($0.2060)

NOTE:    (1)      Book value per share is shareholders' equity divided by
                  common shares outstanding assuming all preferred shares were converted at December 31, 1998 and June 30, 1998.

FEDERAL AND STATE REGULATORY REQUIREMENTS AND APPROVALS

         With respect to federal and state regulatory requirements and approvals in connection with the acquisition of Multiwave, the Company intends to seek the approval of its shareholders prior to consummating the acquisition. It does not believe there are other requirements it must satisfy or approvals it must obtain.

VALUATION OF THE COMPANY'S RESTRICTED COMMON SHARES

         The Company retained Cronkite & Kissell, Inc. (CKI), an unrelated Los Angeles based firm, to appraise the fair market value of the restricted stock the Company issued to the former shareholders of Multiwave to consummate the acquisition. CKI is a financial advisory services firm specializing in the valuation of businesses and business interests. The principals of the firm are accredited senior appraisers of the American Society of Appraisers and each has more than ten years of experience in the valuation consulting profession.

         CKI was selected after conversations were held with it and with one other investment banking firm. Based on the conversations, the qualifications of both firms were evaluated and considered to be excellent. The selection of CKI was based in part on the Company's previous relationship with it. Members of the firm had assisted the Company with a previous transaction which did not materialize and for which no remuneration was paid.

         As the previous transaction was not consummated, no material consideration was paid. For this appraisal, the Company paid CKI $7,500. The fee negotiated was not dependent on any of the results of the appraisal. No future material relationship between the Company and CKI is contemplated. However, given the professionalism with which the services were delivered, the Company may well engage CKI for future engagements.

         CKI was engaged after the signing of the Stock Purchase Agreement and therefore had no input into the determination of the consideration paid to the shareholders of Multiwave for the acquisition. The instructions given by the Company to CKI were limited to (a) a description of the purpose of the valuation; i.e., the valuation would be used for purposes of disclosure in a Proxy Statement and a Form 8-K and for other legal or regulatory purposes that may arise, and (b) to a specified time frame within which the results had to be made available. No limitation was set as to the scope of the analyses nor as to the result. No suggestion as to the methodology was made.

         As described in its report, attached as Appendix G, the methodology employed by CKI included:

 -        interviews with the Company's management,
 -        analysis of the Company's future prospects,
 -        review of the Multiwave acquisition materials,
 - review of the Novation Agreement, a contract signed by the Company in June 1998,
 - review of empirical studies which quantify the lack of control discounts,
 - review of empirical studies which quantify the lack of marketability discounts, and
 - conducting such other studies, analyses and inquiries as it deemed appropriate.

         CKI obtained a complete understanding of the history, business and trading history of the Company, the restrictions to its shares, the volume of trading in its shares, lack of profitability and dividend capacity and de-listing from Nasdaq SmallCap Market. Low revenue volume, lack of profitability, thin and erratic trading history and the size of the block of shares were factors evaluated as to their impact on the share value. CKI then reviewed the Novation Agreement (see above) and evaluated the contractual restrictions and their impact on the stock. Finally CKI evaluated the impacts of the lack of marketability of the Company's common stock due to restrictions such as those in Rule 144. CKI applied discounts to the market value of the Company's stock following the guidelines promulgated by the Internal Revenue Service in its Revenue Ruling 77-287. These guidelines called for a discount based on the risk that the underlying value of a security will change in a way that would have prompted a decision to sell but for such restrictions, and on the risk that the means of legally disposing of the security may not be available.

         CKI concluded that a discount of 60% to market was appropriate for the Company's shares of common stock, after reviewing all the relevant facts and assessing the risks. The value of the 2,388,792 common shares delivered to the shareholders of Multiwave as the purchase price was appraised at $2 million.

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

         The following pro forma balance sheet presents the effects of the Multiwave acquisition as if it occurred on September 30, 1998. This was the last quarter end preceding the combination, for accounting purposes, of Multiwave and the Company. The pro forma Balance sheet is not necessarily indicative of the financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical financial statements of Unico as reported on Form 10-KSB for the years ended June 30, 1997 and 1998 and on Form 10-QSB for the three months ended September 30, 1998.

Unico, Inc.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 1998(US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
Assets                 Acquisition     Multiwave    Adjustments   Consolidated
 -----------------------------------------------------------------------------
Cash                      $     30      $  1,360       $              $  1,390
Accounts Receivable            805         3,128        (320)(d)         3,613
Inventories                    348         5,075                         5,423
Prepaid Expenses                91           128                           219
Property and equip. - net       69           222                           291
Goodwill                                              (1,086)(c)
                                                       2,000 (a)           914
Hwang note                     135                                         135
Old Unico investment         3,163                                       3,163
Other Assets                   173           540                           713
 -----------------------------------------------------------------------------
                          $  4,814      $ 10,453       $ 594          $ 15,861
 =============================================================================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank overdrafts           $     58      $    193       $              $    251
Accounts Payable               738         8,267        (320)(d)         8,685
Due Affiliates                             2,235      (2,000)(b)           235
Other Liabilities                            672                           672
Deferred revenues              180                                         180
 -----------------------------------------------------------------------------
Total liabilities              976        11,367      (2,000)           10,343
 -----------------------------------------------------------------------------

                                                       2,000 (b)
                                                       2,000 (a)
Stockholders' Equity         3,838          (914)     (1,086)(c)
(Deficiency)
 -----------------------------------------------------------------------------
                          $  4,814      $ 10,453       $    594       $ 15,861
 =============================================================================

NOTES:  (a) To reflect fair market value of stock issued to effect
            Acquisition as valued by financial advisors (see Valuation of the Company's Restricted Common Shares, above).
        (b) To record capital contribution by Uraco Holdings to Multiwave (see paragraph on material aspects of the stock purchase agreement under the section The Acquisition, above).
        (c) To eliminate investment in Multiwave (see Note 8 to Interim Unaudited Financial Statements - December 31, 1998, above).
        (d) To eliminate inter-company payable and receivable.
                                       93

Unico, Inc.
Pro Forma Statement of Operations (Unaudited)

        These pro-forma consolidated statements of operations present the effects of the Multiwave acquisition as if it occurred on July 1, 1997.

        Year Ended June 30, 1998   (US$ 000)

                             Unico
                            Before                    Pro Forma     Pro Forma
                       Acquisition     Multiwave    Adjustments  Consolidated
 -----------------------------------------------------------------------------
Revenues                  $24,638        $8,571         $             $33,209
Cost of sales              24,229         7,842                        32,071
 -----------------------------------------------------------------------------

Gross profit                  409           729                         1,138
Operating expenses            953         2,406                         3,359
 -----------------------------------------------------------------------------

Operating (loss)             (544)       (1,677)                       (2,221)
Other income (charges)          8          (352)          (183)(a)       (527)
 -----------------------------------------------------------------------------

Net (loss)                  $(536)      $(2,029)         $(183)       $(2,748)
 =============================================================================
Basic (loss) per share   $(0.0489)     $(0.8494)                     $(0.2060)
 =============================================================================

Weighted average
shares outstanding     10,950,200     2,388,792                     13,338,992

NOTE:  (a)      To amortize goodwill over five years.

Unico, Inc.
Pro Forma Statement of Operations (Unaudited, continued)

This pro forma Statement of Operations presents the effects of the Multiwave acquisition as if it occurred on June 30, 1998. The pro forma statement of operations is not necessarily indicative of the results of operations and financial position which will be attained in the future.

                 Six Months Ended December 31, 1998 (US$ 000)

                        Unico
                       Before               Pro Forma     Pro Forma
                  Acquisition  Multiwave  adjustments  Consolidated
                  ----------- ----------  -----------  ------------
Revenues           $ 11,035     $ 9,153    $(381)(b)     $ 19,807
Cost of sales        10,094       8,156     (381)(b)       17,869
                  ----------- ----------  -----------  ------------
Gross profit            941         997                     1,938
Operating expenses    1,915       1,175       68 (a)        3,158
                  ----------- ----------  -----------  ------------
Operating income
 (loss)                (974)       (178)     (68)          (1,220)
Other income
 (charges)              190         492                       682
                  ----------- ----------  -----------  -------------
Net income (loss)  $   (784)    $   314   $  (68)        $   (538)
                  =========== ==========  ===========  =============

Basic earnings
(loss)per share    $(0.0582)    $0.1972                  $(0.0357)
                  =========== ==========               =============

Weighted average shares
 outstanding     13,459,612   1,592,512                 15,052,124

(a) To record goodwill amortization over 5 years.
(b) To eliminate intercompany sales.

This pro-forma consolidated statement of operations present the effects of the Multiwave acquisition as if it occurred on June 30, 1997.

                 Six Months Ended December 31, 1997   (US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
                       Acquisition     Multiwave    Adjustments   Consolidated
                       -----------     ---------    -----------   ------------
Revenues                  $13,616      $  2,789         $            $ 16,405
Cost of sales              13,182         2,477                        15,659
                       -----------     ---------    -----------   ------------

Gross profit                  434           312                           746
Operating expenses            421         1,275                         1,696
                       -----------     ---------    -----------   ------------

Operating income (loss)        13          (963)                         (950)
Other income (charges)          1                        (91)(a)          (90)
                       -----------     ---------    -----------   ------------

Net income (loss)         $    14      $   (963)        $(91)        $ (1,040)
                       ===========     =========    ===========   ============
Basic earnings (loss)
per share                 $ 0.0013     $(0.4031)                     $(0.7767)
                       ===========     =========                  ============

Average shares
outstanding             10,950,200    2,388,792                    13,338,992

NOTE:  (a)      To record goodwill amortization over five years.


PAST MATERIAL RELATIONSHIPS BETWEEN THE COMPANY AND MULTIWAVE

         Prior to the acquisition, the Company purchased goods from Multiwave for sale to its customers. Such purchases were based on purchase orders issued. No contracts covering such transactions existed. On July 7th, 1998, a Letter of Intent between the Company and Unico was signed, indicating their interest in the acquisition.

COMPANY'S SHARE PRICES PRIOR TO LETTER OF INTENT AND DEFINITIVE AGREEMENT

         The high and the low prices of the Company's shares on the date preceding the announcement of the Letter of Intent and on the date preceding the announcement of the definitive agreement are shown below. As of both dates, the Company's common shares were traded on the Nasdaq SmallCap Market. Since then, on December 3, 1998, trading of the Company's common stock has moved to the OTC Bulletin Board.

Date Preceding:                 High Price                    Low Price
---------------                 ----------                    ---------
Letter of Intent                2 1/4                         2 1/4
Definitive Agreement            1 3/4                         1 5/8


Vote Required

         The Board of Directors recommends a vote FOR approval of acquisition of Multiwave, which requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company entitled to vote. In accordance with New Mexico law, abstentions of entitled shares are not counted as affirmative votes and therefore function as a vote against approval.
Broker non-votes are not tabulated.



                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         From time to time the shareholders of the Company submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than July 31, 1999, in order to be considered for inclusion in the Company's proxy materials for its next Annual Meeting.


                                 OTHER BUSINESS

         The Company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. Should any other matter come before the meeting, the Proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.

ANNUAL REPORT ON FORM 10-KSB AND
QUARTERLY REPORT ON FORM 10-QSB

         The Company's Annual Report on Form 10-KSB, for the fiscal year ended June 30, 1998, and the Quarterly Report on Form 10-QSB, for the fiscal quarter ended December 31, 1998, as filed with the Securities and Exchange
Commission, are being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on or about April 19, 1998. The cost of furnishing such Reports on Form 10-KSB and 10-QSB, and of making this proxy solicitation will be borne by the Company. Copies of exhibits to the Annual Report on Form 10-KSB, the Incentive Equity Plan and the Stock Option Plan for Non-employee Directors are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Company's Common or Preferred Stock and is entitled to vote at the Annual Meeting. Shareholders should direct their written request to the Company, Attention: Corporate Secretary, 2925 Bayview Drive, Fremont, CA 94538.



                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           -----------------------------------
                                           Henry Tang, Secretary

                                   UNICO, INC.

                            PRELIMINARY FORM OF PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,

                                   UNICO, INC.
                               2925 Bayview Drive
                            Fremont, California 94538

                                      PROXY

The undersigned hereby appoints ______________________ as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Unico, Inc. held of record by the undersigned on April 19, 1999, at the Annual Meeting of shareholders to be held on May 3, 1999 or any adjournment thereof.

1.       Election of Directors

                      _______FOR all nominees listed below

                      _______WITHHOLD AUTHORITY
                      (except as marked to the contrary below) to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the line next to the nominees name below.)

        _______John Hwang
        _______Rodger Sykes
        _______James Cunningham Sargent
        _______Ike Suri
        _______Henry Tang


2. PROPOSAL TO APPROVE THE APPOINTMENT OF WEINBAUM & YALAMANCHI as the independent public accountants of the corporation

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


3.       PROPOSAL TO APPROVE AND RATIFY THE INCENTIVE EQUITY PLAN

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


4.       PROPOSAL TO APPROVE AND RATIFY THE STOCK OPTION PLAN FOR NON-EMPLOYEE
         DIRECTORS
                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

5. PROPOSAL TO APPROVE THE CHANGE IN COMPANY NAME TO PARADISE INNOVATIONS TECHNOLOGY CORPORATION

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN



6. PROPOSAL TO AUTHORIZE AND APPROVE THE RECOMMENDATION OF THE BOARD OF DIRECTORS TO ADOPT, AMEND AND RESTATE THE ARTICLES OF INCORPORATION

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


7. PROPOSAL TO AUTHORIZE THE COMPANY AND TO RATIFY ITS ACTIONS WITH RESPECT TO CLOSING AND CONSUMMATING THE PURCHASE OF STOCK OF MULTIWAVE INNOVATION PTE. LTD., A SINGAPORE COMPANY

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


8. At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.


         If no direction is made, this proxy will be voted for Proposals 1, 2, 3, 4, 5, 6, 7, and 8. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation , please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED: _______________________________, 1999



                                      ________________________________________
                                                      Signature



PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE



                                      ________________________________________
                                                Signature if held jointly

                                   UNICO, INC.
                                  SCHEDULE 14A

                                   APPENDIX A

                          STATEMENT AS TO EXPECTED DATE
                                       OF
                     REGISTRATION OF SECURITIES TO BE ISSUED
                               IN CONJUNCTION WITH
                            THE INCENTIVE EQUITY PLAN
                                       AND
                THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS







Incentive Equity Plan

         The Company anticipates filing a Registration Statement for the Shares underlying the options in the Incentive Equity Plan within the next calendar year, if the Incentive Equity Plan is approved by the Company's shareholders. Additionally, the Company plans to rely on exemption from registration, if available, for some of the grants under the Plan.


Stock Option Plan for Non-Employee Directors

         The Company anticipates filing a Registration Statement for the Shares underlying the options in the Director's Plan within the next calendar year, if the Director's Plan is approved by the Company's shareholders.

                                   UNICO, INC.
                                  SCHEDULE 14A
                                   APPENDIX B

                              INCENTIVE EQUITY PLAN

                                   UNICO, INC.

                              INCENTIVE EQUITY PLAN

                                Table of Contents


PAGE
1.      Purpose.........................................................103

2.      Definitions.....................................................103

3.      Shares and Performance Units Available under the Plan...........105

4.      Option Rights...................................................106

5.      Appreciation Rights.............................................108

6.      Restricted Shares...............................................109

7.      Deferred Shares.................................................110

8.      Performance Shares and Performance Units........................111

9.      Transferability.................................................112

10.     Adjustments.....................................................112

11.     Fractional Shares...............................................113

12.     Withholding Taxes...............................................113

13.     Certain Terminations of Employment or Consulting
        Services, Hardship and Approved Leaves of Absence...............113

14.     Administration of the Plan......................................113

15.     Amendments and Other Matters....................................113

16.     Termination of the Plan.........................................114

17.     Effective Date..................................................114

18.     Nontransferability..............................................115

                                   UNICO, INC.

                              INCENTIVE EQUITY PLAN


         1. Purpose. The purpose this Plan is to attract and retain officers and other employees of and consultants to UNICO, INC. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2. Definitions. As used in this Plan,

         "APPRECIATION RIGHT" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

         "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

         "BOARD" means the Board of Directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the committee described in Section 14(a) of this Plan.

         "COMMON SHARES" means (i) shares of the Common Stock, no par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

         "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "EFFECTIVE DATE" shall have the meaning set forth in Section 17.

         "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

         "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto. "Management Objectives" means the achievement of performance objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

         "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

         "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

         "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

         "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

         "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

         "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

         "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

         "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

         "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect.

         "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

         "SUBSIDIARY" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         "SUCCESSOR" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

         "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

         3. Shares and Performance Units Available under the Plan. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 500,000 Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this
Section 3(a):

         (1) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

         (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

         (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 100,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

         4. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan.

                  (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, (i) the Option Price shall equal at least 85% of the Market Value per Share on the Date of Grant, or (ii) the Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Committee, (ii) subject to Section 4(d), nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

                  (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

                  (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

                  (h) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

                  (j) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

                  (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option Right shall be no more than five years from the Date of Grant).

                  (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                  (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                  (n) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option

Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

         5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed an a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

                  (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods an or during which Appreciation Rights shall be exercisable.

                  (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

                  (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                  (f) Each grant shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions an the Committee may determine consistent with this Plan.

                  (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.


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
                  (h) Regarding Free-standing Appreciation Rights only:

                           (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                           (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; provided, however, that no participant shall be granted more than 100,000 Freestanding Appreciation Rights in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan;

                           (iii) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

                           (iv)     No Free-standing Appreciation Right
                                    granted under this Plan may be exercised more than 10 years from the Date of Grant.

         6. Restricted Shares. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the extent determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

(c) Each grant or sale shall provide that the Restricted
Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                  (f) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

         7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.
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
                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         8. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                  (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                  (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

                  (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.


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
                  (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

                  (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         9. Transferability. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

                  (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

         10. Adjustments. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.
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
         11. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

         12. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         13. Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to
Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

         14. Administration of the Plan. (a) This Plan shall be administered by a Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a " non-employee director" within the meaning of Rule 16b-3.

                  (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         15. Amendments and Other Matters. (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in Section 3(b) hereof, extend the time for granting awards under paragraph 16, or otherwise cause this Plan to cease to satisfy any
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
applicable condition of Rule 16b-3, without further approval of the shareholders of the Corporation.

                  (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

                  (c) The Committee may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

                  (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                  (5) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to quality as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right: provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                           (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

         16. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the shareholders of the Corporation.

         17. Effective Date. The effective date of this Plan (the Effective Date") shall be December 18, 1998, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with New Mexico law.
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
        18. Nontransferability. Each award granted under this Plan shall by its terms be nontransferable by the Participant except by will or the laws of decent and distribution of the state wherein the Participant is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.


















































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

                                  UNICO, INC.
                              INCENTIVE EQUITY PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  NONQUALIFIED STOCK OPTION AGREEMENT, dated as of __________, 1999 (the "Agreement"), between _________________________________ (the
"Optionee") and Unico, Inc. a New Mexico corporation (the "Company").


                              W I T N E S S E T H:

                  WHEREAS, the Optionee is an employee of the Company;

                  WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee administering the Unico, Inc. Incentive Equity Plan (the "Plan"), which Plan was approved by a resolution of the Board of Directors of the Company duly adopted on December 18, 1998 and is incorporated herein as an appendix; and

                  WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. Option.

                  (a) Pursuant to the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase_________ shares (the "Option Shares") of Common Stock, $0.20 par value, of the Company (the "Common Stock") at a purchase price per share of $_____ (the "Option Price") which is the fair market value of the Option Shares as of the date hereof, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                  (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 20% of the shares of Common Stock specified above before_________________ [insert date of agreement] and to the extent of an additional 20% of the shares specified above after each of the first four anniversaries of such date, for so long as the Optionee continues to be in the employ of the Company or any Subsidiary. For purposes of this Agreement, the employment of the Optionee with the Company with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company or its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                  (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                  (d) This Option shall terminate on the earliest of the following dates:

                  (I) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                  (ii) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                  (iii) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                  (iv) Ten years from the date of this Agreement.

                  In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                  Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                  (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

         2. Exercise; Payment for Shares

                  (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee, (ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                  (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the optionee and have a value at the time of exercise
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
that is equal to the Option Price, or (iii) a combination of the foregoing. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in t he ordinary course of business.

                  (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

         3. Change in Control, Adjustments.

                  (a) Upon a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                  (b) Notwithstanding the provisions of Section 3(a), to the extent necessary for the Option, its exercise or the sale of Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the Option if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the date of this Agreement, or (ii) at least six months shall elapse from the date of this Agreement to the date of disposition of the Option Shares acquired upon exercise of the Option.

                  (c) (I) The Committee may make or provide for such good faith adjustments- in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
                           (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the
                                       118
                           circumstances and may require in connection therewith the surrender of this Option.

         4. No Transfer Of Option.

                  The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

         5. Limitations on Exercise of the Option.

                  The Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

         6. Rights as Shareholder.

                  The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

         7. Defined Terms. As used in this Agreement,

                  (a) "Change in Control" means the occurrence of any of the following events:

                  (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                  (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on 1996) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however , that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's shareholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                  (v) except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                  (b) "Disability" means, as of any date, the permanent disability of the Optionee in accordance with the then applicable provisions of the disability benefit program of the Company generally available to employees of the Company or any Subsidiary.

         8. Terms of Plan. This Agreement shall be subject to all of the terms and conditions of the Plan which is incorporated herein by reference. All capitalized terms used herein and not defined herein are used as defined in the Plan.


                  EXECUTED at __________________, California this________ day of__________________ 19___.
                                       120

                                    UNICO, INC.

                                        By:__________________________________



                                        Name:________________________________



                                        Title:_______________________________

ACCEPTED AND AGREED

By:__________________________


Name:________________________
        Optionee

                                     ANNEX A
                                       to
                       Nonqualified Stock Option Agreement



                             Form of Exercise Notice


         Pursuant to the Nonqualified Stock Option Agreement dated as of ____________________, 199__ between the undersigned and Unico, Inc. (the "Company"), the undersigned hereby elects to exercise his option as follows:


         (a) Number of shares purchased:_______________________


         (b) Total purchase price ((a) x Option Exercise Price): $___________


         Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:


               ____________________________________________

               ____________________________________________

               ____________________________________________


The undersigned's social security number is:______________________



Date_____________________                  __________________________
                                                     Optionee

                                   UNICO, INC.
                                  SCHEDULE 14A

                                    APPENDIX C

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



                                Table of Contents



                                                                         PAGE
                                                                         ----
Purposes .................................................................124

Definitions ..............................................................124

Shares Available under the Plan...........................................125

Automatic Grants of Nonqualified Options to Nonemployee Directors ........126

Adjustments ..............................................................127

Fractional Shares ........................................................128

Administration of the Plan ...............................................128

Amendments and Other Matters..............................................128

No Additional Rights .....................................................128

Securities Law Matters....................................................129

Change in Control ........................................................129

Termination of the Plan ..................................................130

Effective Date ...........................................................130

Nontransferability .......................................................131

                                   UNICO, INC.


                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


Purposes. The purposes of this Plan are to encourage outside Directors of Unico, Inc. (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other shareholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

Definitions. As used in this Plan:

"Board" means the Board of Directors of the Corporation.

"Change in Control" has the meaning set forth in Section 11.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Committee described in Section 7 of this Plan.

"Common Shares" means (I) shares of the Common Stock, ______ par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 5 of this Plan.

"Date of Grant" means the date on which a grant of Nonqualified Options shall become effective as provided in Section 4(a).

"Director" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.

"Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

"Effective Date" has the meaning set forth in Section 13.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Market Value" as of a given date means (a) the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (b) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

"Nonqualified Option" means an option to purchase shares of Common Stock that is not intended to qualify as an incentive stock option under Section 422 of the Code.

"Optionee" means the Director so designated in an agreement evidencing an outstanding Option Right, or the Successor of an Optionee, as the context so requires.

"Option Price" means the purchase price payable upon the exercise of an Option Right.

"Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

"Plan" means the Unico, Inc. Stock Option Plan for Non Employee Directors, as the same may be amended from time to time.

"Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

"Successor" of an Optionee means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise a Nonqualified Option by bequest or inheritance or by reason of the death of the Optionee.

"Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

"Voting Stock" has the meaning set forth in Section 11(a).

3.       Shares Available under the Plan.

         (a) Subject to Sections 3(b) and 5 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 250,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

          (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been canceled or terminated shall again be available for the grant of Option Rights under this Plan.

4.       Automatic Grants of Nonqualified Options to Nonemployee Directors.

          (a) The following Nonqualified Options shall be granted under this
Plan:
                  (i) As of the Effective Date, a Nonqualified Option to purchase 10,000 Common Shares is granted to each person who on such date is an incumbent Director, and a Nonqualified Option to purchase 10,000 Common Shares shall be automatically granted to each such person on the day following the annual shareholders' meeting of each year thereafter for so long as he or she continues to serve as a Director.

                  (ii) With respect to each person who first becomes a Director of the Corporation after the Effective Date of this Plan, an option to purchase 10,000 Common Shares shall be automatically granted as of the date such person first becomes a Director, and a Nonqualified Option to purchase 10,000 Common Shares shall be automatically granted to each such person on the day following the annual shareholders' meeting of each year thereafter for so long as he or she continues to serve as a Director and provided that he or she has served as a Director for at least six months prior thereto.

           (b) The Option Price per share of each Nonqualified Option shall be the Market Value per Common Share as of the Date of Grant.

           (c) (i) Subject to subsection (ii) of this Section 4(c) and Section 11 of this Plan, each Nonqualified Options, until terminated as provided in
Section 4(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board. To the extent exercisable, each Nonqualified Option shall be exercisable in whole or in part from time to time.

                (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Nonqualified Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's Annual Meeting of shareholders immediately following such death or Disability shall, notwithstanding subsection (I) of this Section 4(c), become immediately exercisable in full.

           (d) Each Nonqualified Option shall terminate on the earliest of the following dates:

                  (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                  (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                  (iii) Ten (10) years from the Date of Grant.

         (e) The Option Price shall be payable (I) in cash or by check acceptable to the Corporation, (ii) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (iii) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         (f) Nonqualified Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.

         (g) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Nonqualified Options, to the extent exercisable after death may be exercised by the Successors of the Optionee. A Nonqualified Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Nonqualified Option will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

                  5. Adjustments. The Committee shall make or provide for such adjustments in the number of Common Shares covered by awards made hereunder, the Option Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in

Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 5.

         6. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

         7. Administration of the Plan. This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Section 4, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to this Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of this Plan.

         8. Amendments and other Matters.

                  (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the shareholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "non-employee director" within the meaning of Rule 16b-3; provided, further, that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employees Retirement Income Security Act, as amended, or the rules promulgated thereunder. No amendment or termination of this Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.

                  (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) shareholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or (ii) such grant, award, election or amendment disqualified any optionee as a "non-employee director" within the meaning of Rule 16b-3.

         9. No Additional Rights. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the shareholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Articles of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

         10. Securities Law Matters.

         (a) The Corporation may require any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

         (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

         11. Change in Control. Upon a Change in Control (as hereinafter defined), all Nonqualified Options held by an Optionee that would become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's Annual Meeting of shareholders immediately following such Change in Control shall, notwithstanding Section 4(c) of this Plan, become immediately exercisable in full, If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of section 4(c) shall be reinstated but without prejudice to any exercise of any Option Right that may have occurred prior to such nullification. For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

         (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

         (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Shares on the Effective Date) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

         (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's shareholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

         (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 11, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

         Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (I) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

         12. Termination of the Plan. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the shareholders of the Corporation.

         13. Effective Date. The effective date of this Plan (the "Effective Date") shall be December 18, 1998, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with New Mexico law.

         14. Nontransferability. Each Option granted under this Plan shall by its terms be nontransferable by the Optionee except by will or the laws of decent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3, where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.



                                      * * *

                                   UNICO, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                       NONQUALIFIED STOCK OPTION AGREEMENT


                  WHEREAS, __________________ (the "Optionee") is a Director (as defined in the UNICO, INC. Stock Option Plan for Non-Employee Directors (the "Plan")) of UNICO, INC., a New Mexico corporation (the "Corporation"); and

                  WHEREAS, the execution of an Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors of the Corporation duly adopted on December 18, 1998.


                  NOW, THEREFORE, the Corporation hereby grants to the Optionee a nonqualified option pursuant to the Plan to purchase _____ shares of the Corporation's Common Stock, _____ par value per share ("Common Stock"), at the price of $0.20 per share and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions hereinafter set forth. Unless otherwise defined, capitalized terms used herein shall have the meanings set forth in the Plan.

         1 . This option (until terminated as hereafter provided) shall become exercisable to the extent of 20% of the shares of Common Stock specified above after [insert date of grant/effective date of Plan] and to the extent of an additional 20% of the shares specified above after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board of Directors. To the extent exercisable, the option shall be exercisable in whole' or in part from time to time.

         Notwithstanding the first sentence of this paragraph 1, if the Optionee ceases to be a Director by reason of death or Disability (as defined in Section 5 hereof), the option granted hereby shall become immediately exercisable to the extent such option would have otherwise become exercisable had the Optionee continuously served as a Director through the date of the Corporation's Annual Meeting of shareholders immediately following such death or Disability.

                  Upon a Change in Control (as hereinafter defined), the option granted hereby shall, notwithstanding the first sentence of this paragraph 1, become immediately exercisable to the extent the option would have become exercisable with respect to the Optionee's service as a Director through the date of the Corporation's Annual Meeting of shareholders immediately following such Change in Control. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of the first sentence of this paragraph 1 shall be reinstated but without prejudice to any exercise of this option that may have occurred prior to such nullification. For purposes of this Agreement, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement of the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization will constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such Corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization will constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on [insert effective date of plan] has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's shareholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period will be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to clause (a) of this paragraph 1, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, to the extent necessary for the grant of this option, its exercise or the sale of the Common Stock acquired hereunder to be exempt from Section 16(b) of the Exchange Act, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the option granted hereby if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of this option, or (ii) at least six months shall elapse from the Date of Grant of this Option to the date of disposition of the shares of Common Stock acquired upon exercise of this option.

         2. The option price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of shares of Common Stock which have been owned by the Optionee for more than six months prior to the date of exercise and which have a fair market value on the date of exercise equal to the option price, or (c) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         3. This Option shall terminate on the earliest of the following dates:

                  (a) Three months following the effective date of the Optionee's Termination of Service (as defined in Section 5 hereof), if such Termination of Service results other than from Optionee's death or Disability;

                  (b) One year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; and

                  (c) Ten years from the date of this Agreement.

         4. This Agreement shall be subject to all of the terms and conditions of the Plan, which is incorporated herein by reference.

         5. As used in this Agreement:

                  "Director" means a member of the Board of Directors of the Corporation who is not an employee of the Corporation. For purposes of this Agreement, an employee is an individual whose wages are subject to the withholding of federal income tax under Sections 3401 and 3402 of the Internal Revenue Code of 1986, as amended from time to time. A Director who becomes an employee (within the meaning of this Section) shall not forfeit the option granted by this Agreement solely by reason of assuming employee status.

                  "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this definition.

                  "Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board of Directors of the Corporation for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.



EXECUTED at ______________, California, as of ___________, 1998.

                                        UNICO, INC.



                                        By:____________________________


                                        Name:__________________________


                                        Title:_________________________



ACCEPTED AND AGREED



By:_______________________


Name:_____________________
        Optionee

                                  UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX D

                          INTERIM FINANCIAL STATEMENTS
                             FOR THREE MONTHS ENDED
                               SEPTEMBER 30, 1998



          Financial Statements

          Balance Sheets as of September 30, 1998 and June 30, 1998  137

          Statements of Operations for the three months ended
          September 30, 1998 and September 30, 1997                  138

          Statements of Cash Flows for the three months ended
          September 30, 1998 and September 30, 1997                  139

          Notes to Financial Statements                          140-145


FINANCIAL INFORMATION

The interim financial statements included herein were prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles were condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. It is suggested that the interim financial statements be read in conjunction with the financial statements and the notes thereto included in the Company Annual Report on Form 10-KSB for the year ended June 30, 1998.

The accompanying interim financial statements were prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles board Opinion No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for the full year.

ITEM 1. FINANCIAL STATEMENTS
UNICO, INC.
Balance Sheets

(Dollars In Thousands)                   September 30,       June 30,
                                                 1998           1998
ASSETS                                     (unaudited)      (audited)
Current Assets
Cash                                         $     30       $     30
Accounts receivable, less $114 and $84
 allowance for doubtful accounts and
 returns, allowances and discounts                805          1,034
Inventories                                       348            434
Prepaid expenses                                   91              4
                                               -------       --------
   Total current assets                         1,274          1,502
                                               -------       --------
Property and Equipment
 Furniture and equipment                           73             38
 Leasehold improvements                             8             25
                                               -------       --------
                                                   81             63
Accumulated depreciation                           12             11
                                               -------       --------
                                                   69             52
                                               -------       --------
Trademark, less $30 and $24
 accumulated amortization                         100            106
Due from Luna                                      14             14
Due from Hwang and Hwang Note                     135            133
Other                                              59              0
Old Unico Investment                            3,163          3,163
                                               -------       --------
                                                3,471          3,416
                                               -------       --------
                                               $4,814        $ 4,970
                                               =======       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Bank overdrafts                              $     58      $     211
Accounts payable                                  738            433
Deferred revenues                                 180            210
Due RTC                                             0             32
Due Yin                                             0            100
Accrued payroll                                     0             25
                                             ---------      --------
  Total current liabilities                       976          1,011
                                             ---------      --------
Commitments and contingencies
Stockholders' Equity                            3,838          3,959
                                             ---------       -------
                                             $  4,814      $   4,970
                                             =========       =======
                    The accompanying notes are an integral
                    part of these financial statements.

UNICO, INC.

Statements of Operations
(Dollars In Thousands)

                                              Three months ended
                                                    September 30,
                                             1998           1997
                                       (unaudited)    (unaudited)

Net sales                               $   5,075      $   6,204
Cost of goods sold                          4,795          6,096
                                        ---------      ----------
Gross profit                                  280            108
                                        ---------      ----------

Salaries and wages                            154            114
Rent                                           22             13
Trademark amortization                          7              5
Other expenses                                220             42
                                        ---------      ----------
                                              403            174
                                        ---------      ----------
Operating loss                               (123)           (66)
Interest income                                 2              1
                                        ---------      ----------
Net loss                                $    (121)      $    (65)
                                        =========      ==========




Basic earnings (loss) per share          ($ 0.010)     ($  0.006)
                                        =========      ==========



Average shares used in computation     12,077,809     10,952,200



          The accompanying notes are an integral
          part of these financial statements.

UNICO, INC.

Statements of Cash Flows
(Dollars In Thousands)
                                                   Three months ended
                                                         September 30,
                                                  1998           1997
                                            (unaudited)    (unaudited)

Operating cash flows
Net loss                                     $    (121)      $    (65)
Depreciation and amortization                        7              6
Receivables change                                 229           (418)
Inventory change                                    86            (49)
Prepaid expenses change                            (87)            (2)
Accounts payable change                            305              9
Accrued payroll change                             (25)             0
Deferred revenues change                           (30)           (20)
                                             ----------     ----------
Cash provided by (used for) operations             364           (539)
                                             ----------     ----------

Investing cash flows
Property acquisitions                              (18)            (1)
Other assets                                       (61)            54
Paradise cash acquired                               0             42
                                             ----------     ----------
Cash provided by (used in) investing activities    (79)            95
                                             ----------     ----------

Financing cash flows
RTC receivables collected                            0            588
Yin advance                                       (100)             0
Reduction in due RTC                               (32)             0
Bank overdrafts                                   (153)           (48)
                                             ----------     ----------
Cash provided by (used for) financing activities  (285)           540
                                             ----------     ----------


Change in cash                                     Nil             96
Cash - beginning of period                          30            Nil
                                             ----------     ----------
Cash - end of period                         $      30      $      96
                                             ==========     ==========

          The accompanying notes are an integral
          part of these financial statements.

UNICO, INC.
Notes To Financial Statements
September 30, 1998

1. Basis of Presentation

The financial statements include the assets and liabilities of Paradise Innovations, Inc. (Paradise). The Statements of Operations for the period ended September 30, 1997 includes activity for two months for "Old Paradise" acquired on July 31, 1997. All dollar amounts in the tables are in thousands. Unico's old operations, held by Intermountain Refining Corp. (IRC) are included in the investment in Old Unico. The Company accounts for this investment at cost as it cannot use IRC's assets for corporate purposes, has no control over IRC's operations nor its Board of Directors.

2. Earnings per Share

Earnings (loss) per common share is computed as if Unico had issued 5,476,200 of its 6,023,829 common shares issued to acquire Old Unico on October 3, 1996 and they were continuously outstanding. The 5,474 shares of Unico preferred were converted to 5,474,000 shares of Unico common for purposes of this calculation and were also treated as if they had been continuously outstanding from October 3, 1996. No operations of Old Unico are included in the calculation as Old Unico is carried at cost. After July 1, 1998 earnings per share were calculated including 1,125,609 shares of Unico common held by Old Unico's shareholders.

3.  The Company Profile

On June 30, 1998, the Company completed the acquisition of all outstanding shares of Paradise Innovations, Inc. (formerly known as Starlicon International Corporation) by issuing 5,476,200 new shares of common stock and 5,474 new shares of convertible preferred stock. The Company accounted for this acquisition as a reverse acquisition. The new shares are owned by Paradise Innovations, Inc.'s (Paradise) former stockholders. The term "Old Unico" is used to refer to Unico, Inc. prior to the June 30, 1998 acquisition.

Starlicon International Corporation (Starlicon) was incorporated under the laws of the State of California on October 3, 1996. On July 31, 1997, Starlicon acquired certain assets, including the Paradise trademark, owned by Relialogic Technology Corporation, a subsidiary of Osicom Technologies, Inc. On August 4, 1998, Starlicon changed its name to Paradise Innovations, Inc. in order to obtain better brand recognition and to facilitate future acquisitions. Throughout this Form 10-QSB, the Company's Starlicon subsidiary will be referred to as Paradise.

On February 21, 1998, Old Unico entered into a Stock Purchase Agreement (the Agreement) with Starlicon Group, Inc. (SGI) to acquire 100% of the outstanding stock of privately-held Paradise. The acquisition was ultimately completed pursuant to a Novation Agreement (see Form 8-K filed on July 14, 1998). Under the terms of the Novation Agreement, the Company issued 5,476,200 shares of $0.20 par value restricted Common Stock and 5,474 shares of Series A Convertible Preferred Stock to the shareholders of SGI in exchange for 100% of the outstanding stock of Paradise.

As part of the Novation Agreement, all of Old Unico's assets not owned by Intermountain Refining Co., Inc. (IRC) were transferred to IRC in satisfaction of certain inter-company obligations and as a contribution to IRC's capital. IRC is operated and managed at the sole discretion of IRC's management with a nominee holding Old Unico's proxy to vote IRC's shares.

As a result of the acquisition, the Company has two operating entities in unrelated industries, Paradise and IRC. IRC was incorporated as a New Mexico corporation in July 1985. It conducts three categories of business: petroleum product refining and processing, electrical energy production and natural gas production.

Through its wholly-owned subsidiary Paradise, the Company markets computer components, including video and sound cards, modems, multimedia products and Internet set-top boxes, a proprietary line of computer peripherals under the Paradise trademarked brand name. Paradise's customer base includes private label computer manufacturers and major technology distributors, such as Tech Data, Ingram Micro, D&H Distributing, Almo Distributing, Comark and SED.
Until the middle of September, 1998, a substantial portion of the Company's sales were of chips, both memory and central processing units. The Company is changing the mix by increasing sales of the higher margin proprietary component segment and reducing the sales of the lower margin generic memory segment.

The Company has reviewed the potential impact of Year 2000 issues and believes that the cost to replace and or modify equipment, computer hardware, and computer software will not be material and that Year 2000 issues will not have a material impact on the Company's ability to operate into the next century.

4.  Segments

The Company is engaged in two primary business segments: computer-related products and oil and gas. Through its wholly-owned subsidiary Paradise, it designs and markets computer components. Through its wholly-owned subsidiary IRC, it engages in energy exploration and generation business.

During fiscal 1997 Paradise engaged in one business segment, distributing computer chips, both memory and central processing units. Effective August 1, 1997 with the asset acquisition previously discussed, Paradise began distributing proprietary products and operating in two departments. Paradise is organized by product: chips and components.

All of the Company's oil and gas related operations are held by IRC and disclosed in Note 6.

Segment assets at September 30, 1998 were as follows:

                   Proprietary           Old
 Distribution         Products         Unico     Eliminations        Total
 ------------      -----------        ------     ------------      -------
     $677             $1,246          $3,163         $272           $4,814

Segment operating results for the three months ended September 30, 1998 were as follows:
                    Distri-   Proprietary         Elimi-        Total
                    bution    Products            nations
                    -------   -----------         ------        --------

Revenues            $ 4,139   $    942            $   6         $ 5,075
Interest income           0          2                                2
Depreciation              0          1                                1
Amortization              0          6                                6
Operating loss         (116)        (7)                            (123)

5. The Company Strategy

With the June 30, 1998 acquisition, the Company shifted its focus to its newly acquired hi-tech subsidiary, Paradise. Paradise currently has two primary business departments: marketing and sales of proprietary computer components and peripherals, and chip distribution.

In the marketing and sales of proprietary computer components, the Company is re-orienting its focus to new products such as Internet and consumer electronic products. This is part of on-going efforts to create, identify and bring new products to market. As is typical in distribution businesses, new products offer the highest margins and returns on investor equity.

The Company is establishing worldwide distribution and partnerships with global manufacturing companies, either through acquisitions or through internal efforts, to bring exciting new products to market in the very short time frames required by the hi-tech industry. The Company is contemplating acquisitions that fit its strategy of identifying and creating products that can be distributed in high volume around the world.

The Company's efforts in chip distribution is improving overall operating margins. As of September 1998, it reduced sales of chips for the present.
The Company is evaluating marketing a proprietary line of chips, which it believes will command improved margins. It is improving internal and external management information. Improved internal management information systems
(MIS) will permit better pricing and inventory management of the chips, critical capabilities in a market where prices fluctuate rapidly. External MIS improvements will facilitate the sales process, using the Internet initially for pricing and eventually for sales.

The Company considers acquisitions an integral component of its growth strategy. Opportunities that fit the Company's strategy will be considered for acquisition or alliance.

To implement its strategy of increasing sales volume and rebuilding the Paradise brand name, the Company is augmenting its sales force and its customer support staff. The increase in sales force has the primary purpose of better leveraging the Company's distribution network. Management is confident that the increased sales force can use the distribution network to rapidly increase sales.

The Company is increasing its technical support staff and improving its capabilities. It believes that quality technical support is a critical component in re-building its Paradise brand image.

6. Old Unico

Old Unico's assets, liabilities and operations are summarized as follows as of June 30, 1998 and September 30, 1998 and for the three months ended September 30, 1998.

OLD UNICO

Consolidated Condensed Balance Sheets
(Dollars In Thousands)

                                             September 30,          June 30,
                                                     1998              1998
                                               -----------       ------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                    $ 1,153           $ 1,134
     Other current assets                             110                82
      Notes receivable from related
        Parties                                         7                84
                                              ------------          --------
     TOTAL CURRENT ASSETS                           1,270             1,300
                                              ------------          --------
PROPERTY, PLANT AND EQUIPMENT, at cost
     Land, buildings and improvements                 434               434
     Equipment                                        165               165
     Crude oil refining equipment                   1,183             1,183
     Co-generation facilities                         290               290
     Oil and gas properties,
      (successful efforts method)                     895               895
                                              ------------          --------
                                                    2,967             2,967
     Less accumulated depletion
                and depreciation                   (2,040)           (2,005)
                                              ------------          --------
                                                      927               962
                                              ------------          --------
OTHER ASSETS
     Investment in Chatfield Dean                     301               301
     Other assets & deferred charges                  167               176
                                              ------------          --------
                                                      468               477
                                              ------------          --------
                                                  $ 2,665           $ 2,739
                                              ============          ========

OLD UNICO

(Dollars In Thousands)

                                             September 30,           June 30,
                                                     1998               1998
                                              ------------      -------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                         $        54         $       49
     Taxes other than income taxes                      3                  3
                                              ------------      -------------
        TOTAL CURRENT LIABILITIES                      57                 52
                                              ------------      -------------

DEFERRED TAXES                                         50                 52

STOCKHOLDERS' EQUITY
     Preferred stock, $0.01 par value,
       authorized 8,000,000 shares, none
       outstanding
     Common stock, $0.20 par value,
       authorized 50,000,000 shares,
       issued and outstanding 1,129,308
       shares                                         226                226
     Additional paid in capital                     2,214              2,214
     Less: Treasury stock 3,699 shares                 (9)                (9)
     Retained earnings                                127                204
                                              ------------       ------------
                                                    2,558              2,635
                                              ------------       ------------
                                                  $ 2,665            $ 2,739
                                              ============       ============

OLD UNICO

Consolidated Condensed Statements Of Operations
(Dollars In Thousands)

                                                   Three months ended
                                                   September 30, 1998
                                                         ------------
REVENUES
     Natural gas sales                                       $    75
                                                         ------------

COSTS AND EXPENSES
     Cost of sales                                                24
     General and administrative                                  111
     Depletion, depreciation
                and amortization                                  35
     Interest, net                                               (14)
                                                         ------------
                                                                 156
                                                         ------------

LOSS BEFORE INCOME TAXES                                         (81)
Current Benefit for income taxes                                   4
                                                         ------------

NET LOSS                                                    $    (77)
                                                         ============

                                   UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX E

                                    RESTATED
                            ARTICLES OF INCORPORATION


         Unico, Inc. adopts the following Restated Articles of Incorporation under the New Mexico Business Corporation Act:

                                   ARTICLE I.

         Its corporate name will be Paradise Innovations Technology
Corporation.

                                   ARTICLE II.

         It is organized to engage in the business of design and marketing of computer and Internet products, and for every other purpose permitted by the Business Corporation Act.

                                  ARTICLE III.

         A. Authorized Shares. The aggregate number of shares which the Corporation will have the authority to issue is 58,000,000 shares. Of such shares, 50,000,000 shares will be designated as Common Stock and will have a par value of $.20 per share, and 8,000,000 shares will be designated as Preferred Stock and will have a par value of $.01 per share. Subject to the provisions of this Article, authority is vested in the Board of Directors of the Corporation to establish by resolution the preferences, limitations and rights of the Preferred Stock. Any unissued shares of this Corporation may be used, allotted and sold from time to time in such amounts and for such consideration as may be lawfully determined by the Board of Directors.

         B. Common Stock.

                  1. Voting Power. Each share of Common Stock will have one vote, and except as may be provided herein and by the laws of the State of New Mexico, the exclusive voting power for all purposes will be vested in the holders of the Common Stock.

                  2. Dividends. Subject to the provisions of law and the preferences of the Preferred Stock, dividends may be paid on the Common Stock of the Corporation at such times and in such amounts as the Board of Directors may deem advisable.

                  3. Liquidation. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock will be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Preferred Stock will be entitled, to share ratably in the remaining net assets of the Corporation.

                  4. Transfer Restrictions. The Corporation will have the right by appropriate action to impose restrictions upon the transfer of any shares of its Common Stock or any interest therein, from time to time issued, provided that such restrictions as may from time to time be so imposed or notice of the substance thereof will be set forth upon the face or back of the certificates representing such shares of Common Stock.

         C. Preferred Stock.

                  1. Authority of Directors to Issued Preferred Stock in Series. The Preferred Stock may be issued from time to time by the Board of Directors in one or more series, each of which will be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors may provide for variations between different series of Preferred Stock in any and all of the following:

                           (a) The rate of dividend;

                           (b) Whether shares may be redeemed, and, if so, the redemption price and term and conditions of redemption;

                           (c) The amounts payable upon shares in the event of voluntary or involuntary liquidation;

                           (d) Sinking fund provisions, if any, for the redemption or purchase of shares;

                           (e) The terms and conditions, if any, on which shares may be converted into any other class;

                           (f) Voting rights, if any; and

                           (g) Such other preferences, privileges,
                           restrictions and qualifications as the Board of Directors may determine.

                  2. Procedure to Establish a Series. In order for the Board of Directors to establish a series of Preferred Stock, the Board of Directors will adopt a resolution setting forth the designation of the series and fixing and determining the number of shares in the series and the relative rights and preferences thereof pursuant to Paragraph 1 of this Section C; and upon the filing of the statement required by the laws of the State of New Mexico with the Corporation Commission thereof, the resolution establishing and designating the series and determining the number of shares in the series and the relative rights and preferences thereof will become effective and will constitute an amendment to the Article of Incorporation.

         D. General.

                  1. Corporation's Purchase of Stock of the Corporation. The Corporation, from time to time, may purchase any of its stock outstanding (so far as may be permitted by law or by any provision of the Articles of Incorporation or any resolution of the Board of Directors pursuant to the authority vested in it by provisions of the Certificate of Incorporation) at such price as may be fixed by the Board of Directors and accepted by the holders of the stock purchased and may resell any stock so purchased at such
                                      147
price as may be fixed by the Board of Directors but in case the stock purchased is subject to redemption at the time of purchase the price paid therefor will not exceed the price at which such stock is redeemable. Specific authority is hereby conferred to make such purchases of any class of its stock to the extent such authority is in conformity with Section 53-11-44 N.M.S.A.
(1978).

                  2. Abrogation of Pre-emptive Rights. No holder of any class of shares of the Corporation will be entitled of the right to purchase or subscribe for any unissued or treasury shares of any class or any additional shares of any class to be issued by reason of any increase of the authorized shares of the Corporation of any class or any bonds, certificate of indebtedness, debenture or other securities, rights, warrants or options convertible into shares of the Corporation or carrying any right to purchase shares of any class, but any unissued or treasury shares of class, or any such additional authorized issue of new stock or of securities convertible into stock, may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such a manner as the Board of Directors may in their discretion determine, consistent with the provisions of Section C hereof and the New Mexico Business Corporation Act, without offering any thereof on the same terms or on any terms to the holders of any class of stock of the Corporation then of record.

                  3. Stock Book. The Corporation will be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for any purposes, and will not be bound to recognize any equitable or other claim to, or interest in such share, right or option on the part of any other persons, whether or not the Corporation will have notice except as may be expressly provided by the laws of the State of New Mexico.

                  4. Cumulative Voting. The cumulative system of voting for Directors or for any other purpose will not be allowed.

                                  ARTICLE IV.

         In addition to any other powers provided by law or by these Articles of Incorporation,

         A. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other that an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expense (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or opposed to the best interests of the Corporation, and, with respect to any
                                      148
criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         B. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable for negligence or misconduct in the performance of his duties to the Corporation unless and only to the extent that the court in which such action or suit was brought will determine upon application that, despite and adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court will deem proper.

         C. To the extent that a director, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraph (a) or (b), or in defense of any claim, issue or matter therein, he may be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         D. Any indemnification under subparagraphs (a) or (b) (unless order by a court) may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) or (b). Such determination will be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

         E. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subparagraph (d) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it will ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this subparagraph.

         F. The indemnification provided by this subparagraph will not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of such a person.

         G. The Corporation will have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.


                               ARTICLE V

         The corporation may enter into contracts or transact business with any one or more of its directors, officers, or shareholders, or with any corporation, association, trust company, organization or other concern in which any one or more of its directors, officers, or shareholders are directors, officers, or shareholders are directors, officers, trustees, beneficiaries, or shareholders, or otherwise interested in other contracts or transactions in which any one or more of its directors, officers, or shareholders is in any way interested; and, in the absence of fraud, no such contract or transaction will be invalidated or in any wise affected by the fact that such directors, officers or shareholders of the corporation have, or may have, interests which are, or might be adverse to, the interests of the corporation, even though the vote or action of directors, officers, or shareholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the board of directors of the corporation (or any duly authorized committee thereof) which will authorize or ratify any such contract or transaction, any such director or directors may vote or act thereat with like force and effect as if he had not such interests, provided in such case the nature of such interests (though not necessarily the extent or details thereof) will be disclosed or will have been known to the directors or a majority thereof. A general notice that a director or officer is interested in any corporation or other concern of any kind above referred to will be sufficient disclosure as to such director or officer with respect to all contracts and transactions with such corporation or other concern. No director will be disqualified from holding office as a director or officer of the corporation by reason of any such adverse interests. In the absence of fraud, no director, officer, or shareholder having such adverse interest will be liable to the corporation or to any shareholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor will any such director, officer or shareholder be accountable for any gains or profits realized thereon. Notwithstanding anything contained herein to the contrary, any contract or transaction referred to above will be fair and reasonable to the Corporation.


                                   ARTICLE VI

         The officers, directors and other members of management of this corporation will be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions appearing in the corporation's minutes.

         Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this Company will be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and, thereafter, any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation will be free to engage in such areas of interest on their own and this doctrine will not limit the rights of any officer, director, or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by the corporation. This provision will not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.


                                   ARTICLE VII


         The provisions of the 1983 Amendments to the New Mexico Business Corporation Act (Sections 53-11-1 to 53-18-2 N.M.S.A. (1978)) lowering voting requirements from a two-thirds majority to a simple majority will apply to this Corporation, effective April 3, 1985.



               DATED:____________________________.


                            ACCEPTANCE OF APPOINTMENT
                               AS REGISTERED AGENT

         The undersigned, being duly sworn, accepts appointment as Registered Agent pursuant to the Business Corporation Act for Paradise Innovations Technology Corporation, a New Mexico corporation.



                                        JAY D. ROSENBLUM


STATE OF NEW MEXICO

COUNTY OF BERNALILLO

                Signed and sworn to before me on _____________________, 1999, by Jay D. Rosenblum.


_____________________________________
                                           Notary Public

My commission expires:

___________________

                                UNICO, INC.

                               SCHEDULE 14A

                                APPENDIX F

                      AUDITED FINANCIAL STATEMENTS OF
                       MULTIWAVE INNOVATION PTE. LTD.










                       Multiwave Innovation Pte Ltd

                           Financial Statements

                        (In United States Dollars)



                     October 31 , 1998, June 30, 1998
                             and June 30, 1997

                     With Independent Auditors' Report
                                  Thereon

Independent Auditors' Report

The Board of Directors and Shareholders
Multiwave Innovation Pte Ltd


We have audited the accompanying balance sheets of Multiwave Innovation Pte Ltd as of October 31, 1998, June 30, 1998 and June 30, 1997, and the related statements of operations and comprehensive operations, shareholders' equity (deficit) and cash flows for the four-month period ended October 31, 1998, the year ended June 30, 1998 and the nine-month period ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Singapore, that are substantially equivalent to auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multiwave Innovation Pte Ltd as of October 31, 1998, June 30, 1998 and June 30, 1997, and the results of its operations and cash flows for the four-month period ended October 31, 1998, the year ended June 30, 1998 and the nine-month period ended June 30, 1997, in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ KPMG

KPMG
Certified Public Accountants
SINGAPORE

21 January 1999

Multiwave Innovation Pte Ltd - Balance Sheets
As of October 31, 1998, June 30, 1998 and June 30, 1997
(In United States Dollars in thousands)
 -----------------------------------------------------------------------------
                                   Note     Oct 31,98   Jun 30,98  Jun 30,97
 -----------------------------------------------------------------------------
      ASSETS
Current Assets
      Cash and cash equivalents       3         1,360         953        803
      Trade receivables               4         3,128       1,174        803
      Other receivables and deposits  5           339         142         15
      Prepaid expenses                            128          18          4
      Due from related parties       18           201          42          -
      Due from affiliates            18             -           -          1
      Inventories                     6         5,075       2,165      1,645
 -----------------------------------------------------------------------------
      Total Current Assets                     10,231       4,494      3,271
Property, plant and equipment, net    7           222         211        210
 -----------------------------------------------------------------------------
Total Assets                                   10,453       4,705      3,481
 -----------------------------------------------------------------------------
      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
      Bank overdrafts                 8           193         149        194
      Trust receipts                              134         206          -
      Current portion of obligations under
            capital leases           15             7           7          -
      Due to related parties         18             -           -         34
      Due to affiliates              18         2,235       2,073        431
      Loans and advances from related
            Parties                   9            62          59        420
      Trade accounts payables                   8,267       3,023      1,159
      Accrued operating expenses     10           142         144        178
      Other payables                 11           311         215        199
 -----------------------------------------------------------------------------
      Total Current Liabilities                11,351       5,876      2,615
Long-term Liabilities
      Obligations under capital leases,
            less current portion     15            16          18          -
 -----------------------------------------------------------------------------
Total Liabilities                              11,367       5,894      2,615
 -----------------------------------------------------------------------------
Shareholders' Equity
      Ordinary shares: Par value - S$1;
      Authorized: 14,000,000 ordinary shares;
      Issued and outstanding: 9,900,000
            ordinary shares          16         6,821       6,821      6,821
Share Premium Account                16         1,372       1,372      1,372
Other Paid-in Capital                16         2,451       2,451      2,451
Retained Deficit                              (11,446)    (11,760)    (9,731)
Cumulative Translation Adjustments               (112)        (73)       (47)
-----------------------------------------------------------------------------
Total Shareholders' Equity (Deficit)             (914)     (1,189)       866
-----------------------------------------------------------------------------
Total Liabilities and
      Shareholders' Equity (Deficit)           10,453       4,705      3,481
-----------------------------------------------------------------------------
           See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd
Statements of Operations and Comprehensive Operations
For four months ended October 31, 1998,
Year ended June 30, 1998 and nine months ended June 30, 1997
(In United States Dollars)

-----------------------------------------------------------------------------
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                   Note    October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
Net sales                                       9,153      8,571       7,497

Cost of sales                                  (8,156)    (7,842)     (7,066)

-----------------------------------------------------------------------------
Gross profit                                      997        729         431
-----------------------------------------------------------------------------

Research and development costs                   (117)      (312)       (273)

Selling, general and
      administrative expenses                  (1,058)    (2,094)     (2,924)

-----------------------------------------------------------------------------
Total operating expenses                       (1,175)    (2,406)     (3,197)
-----------------------------------------------------------------------------

Operating loss                                   (178)    (1,677)     (2,766)

Interest income                                     8         11           8
Interest expense                                  (10)       (16)        (33)
Other non-operating
      income (expense) - net         12           494       (347)       (206)

-----------------------------------------------------------------------------
Income (loss) before income taxes                 314     (2,029)     (2,997)

Income taxes                         13             -          -           -

-----------------------------------------------------------------------------
Net income (loss)                                 314     (2,029)     (2,997)

Foreign currency translation adjustments          (39)       (26)         91

-----------------------------------------------------------------------------
Comprehensive income (loss)                       275     (2,055)     (2,906)
-----------------------------------------------------------------------------


               See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd - Statements of Cash Flows
For four months ended October 31, 1998,
Year ended June 30, 1998 and nine months ended June 30, 1997
(In United States Dollars in thousands)
-----------------------------------------------------------------------------
                                          Four months       Year Nine months
                                                ended      ended       ended
                                            Oct 31,98  Jun 30,98   Jun 30,97
-----------------------------------------------------------------------------
Cash flows from operating activities
Net income (loss)                                 314     (2,029)     (2,997)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
      Grant income                                (11)       (62)          -
      Depreciation                                 45        108          73
      Loss on sale of property,
             plant and equipment                    1          9           1
      Exchange (gain) loss of foreign
             currency balances                     (6)       (73)         (4)
Changes in current assets and liabilities:-
      Inventories                              (2,692)      (822)       (644)
      Trade receivables                        (1,820)      (525)        432
      Other receivables, deposits
             and prepaid expenses                (276)       (90)         89
      Due from affiliates and related parties    (150)       (44)          6
      Trade accounts payables                   4,887      2,163         915
      Accrued operating expenses
             and other payables                    74         43         114
      Due to affiliates and related parties        66      1,777      (1,173)
-----------------------------------------------------------------------------
Net cash provided by (used in)
      operating activities                        432        455      (3,188)
-----------------------------------------------------------------------------
Cash flows from investing activities
      Capital expenditures                        (47)      (122)       (129)
-----------------------------------------------------------------------------
Net cash used in investing activities             (47)      (122)       (129)
-----------------------------------------------------------------------------
Cash flows from financing activities
      Bank overdrafts                              35        (15)       (320)
      Trust receipts                              (77)       218        (250)
      Loans and advances from related parties       -       (312)        422
      Proceeds from issuance of shares              -          -       3,651
      Capital lease payments                       (3)        (4)          -
-----------------------------------------------------------------------------
Net cash (used in) provided by
      financing activities                        (45)      (113)      3,503
-----------------------------------------------------------------------------
Net increase in cash and cash equivalents
      for the period                              340        220         186
Cash and cash equivalents at beginning
      of the period                               953        803         572
Effect of exchange rate changes on cash balances
      held in foreign currencies                   67        (70)         45
-----------------------------------------------------------------------------
Cash and cash equivalents at end of the period  1,360        953         803
-----------------------------------------------------------------------------
           See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd
Statements of Changes in Shareholders' Equity (Deficit)
For four months ended October 31, 1998,
Year ended June 30, 1998 and nine months ended June 30, 1997
(In United States Dollars in thousands)

-----------------------------------------------------------------------------

                                                                       Total
                                                                       Share-
                                            Other              Cum.  holders'
                Ordinary Ordinary   Share paid-in Retained  Transl.   Equity
                  Shares   Shares Premium Capital  Deficit     Adj  (Deficit)
-----------------------------------------------------------------------------

Balances at
 October 1,
 1996            762,472      475       -       -   (6,734)   (138)   (6,397)

Shares
 Issuance      9,137,528    6,346   1,372   2,451        -       -    10,169

Net loss               -        -       -       -   (2,997)      -    (2,997)

Translation
 Adjustment            -        -       -       -        -      91        91
-----------------------------------------------------------------------------

Balances at
 June 30,
 1997          9,900,000    6,821   1,372   2,451   (9,731)    (47)      866

Net loss               -        -       -       -   (2,029)      -    (2,029)

Translation
 Adjustment            -        -       -       -        -     (26)      (26)

-----------------------------------------------------------------------------
Balances at
 June 30,
 1998          9,900,000    6,821   1,372   2,451  (11,760)    (73)   (1,189)

Net income             -        -       -       -      314       -       314

Translation
 adjustment            -        -       -       -        -     (39)      (39)

-----------------------------------------------------------------------------
Balances at
 October 31,
 1998          9,900,000    6,821   1,372   2,451  (11,446)   (112)     (914)
-----------------------------------------------------------------------------

            See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

1.    Business and Liquidity

Multiwave Innovation Pte Ltd ("the "Company") designs, develops and markets high performance multimedia and Internet related products such as modem cards, sound cards and web - TV products. The Company operates in Singapore and its principal markets are in the United States of America, Europe and Asia.

The Company was incorporated in 1988. As at September 30, 1996, the Company's shareholders were:-
                                                       Percentage
      Shareholder                                       Ownership
                                                                %
      NatSteel Electronics Limited                          54.60
      James Tan Meng Dong                                   40.50
      Dr Soo Jia Sian                                        4.90
                                                          --------
                                                           100.00
                                                          ========

In April 1997, as a result of the issue of further ordinary shares by the Company, the percentage ownership of the issued and outstanding shares of the Company became:-

      Shareholder                                       Ownership
                                                                %
      Uraco Holdings Limited                                45.50
      NatSteel Electronics Limited                          45.50
      James Tan Meng Dong                                    5.50
      Dr Soo Jia Sian                                        3.50
                                                          --------
                                                           100.00
                                                          ========

The Company's financial statements for the year ended June 30, 1998 and for the four-month period ended October 31, 1998 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. At October 31, 1998, the Company had an accumulated deficit of $914,000, and had a working capital deficit of $1,120,000. The Company's working capital at October
31, 1998 plus its revenue from product sales may not be sufficient to meet its outstanding obligations.

Management's plans include consideration of raising additional capital through the conversion of existing debt of an affiliate and the sale of the Company. On
October 27, 1998, the above shareholders and Unico, Inc. ("Unico"), a United States corporation, entered into a Stock Purchase Agreement under which Unico agreed to purchase all the issued and outstanding shares of the Company held by the current shareholders. This transaction is conditional, inter alia, upon the approval of the existing shareholders of Unico. Management believes that it is likely that the acquisition will be approved by such shareholders.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

Also, on October 27, 1998, Uraco Holdings Limited entered into two separate sale and purchase agreements with James Tan Meng Dong and Ivan Lek Eng Meng under which, inter alia, the Company will issue 3,300,000 additional ordinary shares of S$1 each by way of conversion of amounts payable to subsidiaries of Uraco Holdings Limited amounting to $2,000,000. This debt to equity conversion is intended as a capital contribution. The completion of the conversion of the amounts payable is conditional on the successful completion of the Stock Purchase Agreement referred to above.

Management expects that the transactions contemplated in the preceding paragraph will be successfully concluded and will enable the Company to satisfy its outstanding obligations. However, no certainty can be given that the Company will be successful in completing the sale of the Company to Unico and the conditional conversion of amounts payable to ordinary shares outlined above. Further, there can be no certainty, assuming the Company successfully completes these transactions, that the Company will achieve profitability or positive cash flow or that Unico will be able to provide adequate additional financing. If the Company is unable to complete the transactions as contemplated or obtain adequate additional financing, management may be required to seek other alternatives.


2.    Summary of Significant Accounting Policies


(a)   Basis of Financial Statements Preparation

The financial statements have been prepared on the historical cost basis.


(b)   Use of Estimates in the Financial Statements

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from these estimates.


(c)   Cash and Cash Equivalents

Cash and cash equivalents are represented by highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three month or less.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

(d)   Inventories

Inventories are valued at the lower of cost and net realizable value. Cost is based on the first-in first-out principle. Finished goods and work-in-progress include cost of materials and sub-contract manufacturing cost.


(e)   Property, Plant and Equipment

Fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated on the straight line method so as to write off the cost of fixed assets over their estimated useful lives of three years.


The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. When assets are retired or otherwise disposed of, the carrying value and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected for the period.


(f)   Property, Plant and Equipment Under Lease

Property, plant and equipment under lease is accounted for as a capital lease where the lease transfers ownership to the lessees at the end of the lease term or the lease contains a bargain purchase option. Additionally, property, plant and equipment under lease is accounted for as a capital lease where the lease term is equal to or greater than 75% of the estimated economic life of the leased assets, or where the present value of rental and other lease payments exceeds 90% of the fair value of the leased assets. Leased assets which meet these conditions are recorded at cost and depreciated using the straight-line method over the terms of the leases.


(g)   Operating Leases

Rental payments under operating leases are charged to the profit and loss account on the straight-line basis over the periods of the respective leases.


(h)   Taxation

The Company accounts for income tax in accordance with SFAS No. 109, "Accounting for Income Taxes". Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the estimated future tax effects of differences between the financial statement carrying amounts of existing assets and liabilities and their

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the rate change is enacted.

Where a deferred tax asset has been recognized, an appropriate allowance must be established if, based upon the weight of available evidence, it is more likely than not that some or all of it will not be realized.


(i)   Reserve Accounts

Where proceeds received from the issuance of shares exceed the par value of the shares issued, the excess is recorded in a Share Premium Account in accordance with statutory requirements and accepted practice in Singapore. See Note 16 for additional information including restrictions on the reduction of the Share
Premium Account.


(j)   Research and Development Costs

Research and development costs are written off against income as and when they are incurred.


(k)   Revenue Recognition

Sales represent the invoiced value of goods supplied, excluding goods and services tax, net of goods returned, trade discounts and allowances. Sales are recognized upon shipment of goods or when the goods are accepted by the customer.


(l)   Translation of Foreign Currencies

The Company maintains its accounting records in Singapore dollars. Monetary assets and liabilities which are denominated in currencies other than Singapore dollars are translated into Singapore dollars at the rates of exchange prevailing at the balance sheet date. Transactions in foreign currencies are translated at rates ruling on transaction dates. Translation differences are included in the profit and loss account.

For the purposes of preparation of these financial statements, which are presented in US dollars, assets and liabilities are translated from Singapore dollars to US dollars at rates of exchange closely approximate to those ruling at the balance sheet dates. Profit and loss items are translated at the

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

average rates of the respective periods. Shareholders' equity, share premium account, other paid-in capital and the retained deficit brought forward are translated at historical rates. Translation differences arising are taken to cumulative translation adjustments.


(m)   Year 2000

In 1998, the Company developed a plan to deal with the Year 2000 problem and began converting its computer systems to be Year 2000 compliant. The plan provides for the conversion efforts to be completed by April 1999. The year 2000 problem is the result of computer programs being written using two digits rather than four to define the applicable year. The Company is expensing all costs associated with these systems changes as the costs are incurred. As of October 31, 1998, $1,000 had been expensed.


(n)   Concentration of Credit Risks

The Company is a provider of multi-media hardware and software systems. The five largest customers of the Company accounted for 46%, 32% and 46% of total sales in the nine-month period ended June 30, 1997, year ended June 30, 1998 and four-month period ended October 31, 1998, respectively. (see Note 17). The Company believes that the concentration of its credit risk in trade receivables is mitigated substantially by its credit evaluation process, credit policies and credit control and collection procedures.


(o)   Advertising costs

Advertising costs are expensed as incurred. Advertising expenses for the nine-month period ended June 30, 1997, year ended June 30, 1998 and the four-month period ended October 31, 1998 amounted to $99,000, $72,000 and $48,000 respectively.


(p)   Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", was adopted as of January 1, 1998. This Statement requires reporting of changes in share owners' equity that do not result directly from transactions with share owners.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

3.    Cash and Cash Equivalents

Cash and cash equivalents at October 31, 1998, June 30, 1998 and
June 30, 1997 consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Fixed deposits at banks                    268         256         280
      Cash at banks and in hand                1,092         697         523
-----------------------------------------------------------------------------
                                               1,360         953         803
-----------------------------------------------------------------------------


4.    Trade Receivables

Trade receivables at October 31, 1998, June 30, 1998 and June 30,
1997 consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Accounts receivable                      3,356       1,392       1,050
      Allowance for doubtful accounts:
         Balance brought forward                 218         248         177
         Provision made during the period          -          10          74
         Translation loss (gain) for the period   10         (40)         (4)
-----------------------------------------------------------------------------
                                                 228         218         247
-----------------------------------------------------------------------------
      Total trade receivables                  3,128       1,174         803
-----------------------------------------------------------------------------


5.    Other Receivables and Deposits

Other receivables and deposits at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

         Deposits                                 12          13          15
         Grant receivable                         73          59           -
         Goods and services tax recoverable      211          64           -
         Other                                    43           6           -
-----------------------------------------------------------------------------
         Total other receivables and deposits    339         142          15
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

6.    Inventories

Inventories at October 31, 1998, June 30, 1998 and June 30, 1997
consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

         Raw materials                           521         149         431
         Work-in-progress                      2,977       1,231         618
         Finished goods                        1,960       1,152       1,297
-----------------------------------------------------------------------------
                                               5,458       2,532       2,346

         Allowance for inventory obsolescence:
          Balance brought forward                367         701         818
          Provision made during the period         -         461         121
          Amount written off during the period     -        (698)       (227)
          Translation loss (gain) for the period  16         (97)        (11)
-----------------------------------------------------------------------------
                                                 383         367         701
-----------------------------------------------------------------------------
         Total inventories                     5,075       2,165       1,645
-----------------------------------------------------------------------------

7.    Property, Plant and Equipment

Property, plant and equipment at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
Cost:
        Testing equipment                         50          33          25
        Tooling                                  28          17           -
        Office furniture and equipment           181         171         173
        Computer equipment                       259         228         250
        Motor vehicles                            43          42          28
-----------------------------------------------------------------------------
      Total cost                                 561         491         476
-----------------------------------------------------------------------------
        Less:
      Accumulated depreciation
        Testing equipment                         23          19          16
        Tooling                                   4           1           -
        Office furniture and equipment           136         121         112
        Computer equipment                       164         133         110
        Motor vehicles                            12           6          28
-----------------------------------------------------------------------------
      Total accumulated depreciation             339         280         266
-----------------------------------------------------------------------------
      Total property, plant and equipment        222         211         210
-----------------------------------------------------------------------------
                                      164

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

7. Property, Plant and Equipment (Cont'd)

Depreciation expense charged to operations for the nine-month period ended
June
30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 for property, plant and equipment amounted to $73,000, $108,000 and $45,000, respectively.

The Company is obligated under various capital leases for certain office equipment and motor vehicles that expire at various dates during the next four years. The gross amount of property, plant and equipment and related ccumulated depreciation recorded under capital leases were as follows:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Motor equipment                             17          17           -
      Motor vehicles                              18          18           -
-----------------------------------------------------------------------------
      Total cost                                  35          35           -
      Less: Accumulated depreciation             (10)         (7)          -
-----------------------------------------------------------------------------
      Net book value                              26          28           -
-----------------------------------------------------------------------------

Depreciation expense charged to operations for the nine-month period ended
June
30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 for property, plant and equipment under capital leases amounted to $Nil, $7,000 and $3,000 respectively.

8.    Bank Overdrafts

Bank overdrafts at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Repayable in US Dollars                     39           -           -
      Repayable in Singapore Dollars             154         149         194
-----------------------------------------------------------------------------
      Total bank overdrafts                      193         149         194
-----------------------------------------------------------------------------

The weighted average rate of interest payable on the bank overdrafts was 8.0%, 8.5% and 7% as of October 31, 1998, June 30, 1998 and June 30, 1997,
respectively.

The Company's overdraft facilities are secured against the fixed deposits which are pledged to the bank providing the facilities.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

9.    Loans and Advances from Related Parties

Loans and advances from related parties at October 31, 1998, June
30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Loan from corporate shareholder             62          59          70
      Advance from corporate shareholder           -           -         350
-----------------------------------------------------------------------------
      Total loans and advances
         from related parties                     62          59         420
-----------------------------------------------------------------------------

The loan from the corporate shareholder is unsecured and interest-free, and has no fixed terms of repayment. The advance from the corporate shareholder was unsecured and interest-free, and had no fixed terms of repayment.


10.   Accrued Operating Expenses

Accrued operating expenses at October 31, 1998, June 30, 1998 and
June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Accrual for staff costs                     86          48          52
      Others                                      56          96         126
-----------------------------------------------------------------------------
      Total accrued operating expenses           142         144         178
-----------------------------------------------------------------------------


11.   Other Payables

Other payables at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997

      Staff costs                                 39          34         101
      Others                                     272         181          98
-----------------------------------------------------------------------------
      Total other payables                       311         215         199
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------


12.  Other Non-operating Income/Expenses

Other non-operating income (expenses) consist of :-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
-----------------------------------------------------------------------------

      Government grant income                      11         62           -
      Loss on disposal of fixed assets             (1)        (9)         (1)
      Gain (loss) on exchange                     484       (400)       (202)
      Other                                         -          -          (3)
-----------------------------------------------------------------------------
      Total other non-operating income (expenses) 494       (347)       (206)
-----------------------------------------------------------------------------


13.  Income Taxes

A reconciliation of the expected tax payable at the statutory rate of tax to the tax expense is as follows:-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
-----------------------------------------------------------------------------
      Income tax expense (benefit)
         computed at Singapore statutory
         rate of 26%                               82       (527)       (779)
      Expenses not deductible for income tax        7          8           4
      Loss of net operating losses due to change
         in control                                 -          -         645
      Change in the beginning of period balance
         of the valuation allowance for deferred
         tax assets                               (89)       519         130
-----------------------------------------------------------------------------
      Income tax expense                            -          -           -
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

14.  Deferred Taxation

     The significant components of deferred income tax expense (benefit) attributable to income (loss) from continuing operations is as follows:
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
-----------------------------------------------------------------------------

      Deferred tax expense (benefit)               89       (519)       (130)
      Increase (decrease) in beginning
         of period balance of the valuation
         allowance for deferred tax assets        (89)       519         130
-----------------------------------------------------------------------------
      Deferred income tax                           -          -           -
-----------------------------------------------------------------------------


The tax effects of temporary differences that give rise to significant portions of deferred tax assets are presented below:-

                                                 1998       1998        1997
-----------------------------------------------------------------------------
      Deferred tax assets
      Unrealized exchange (gains) losses         (132)        98          69
      Property, plant and equipment differences
         between net book values and tax written
         down values                               93         82          83
      Unutilized capital allowances                 2          2           1
      Net operating losses                        634        479          49
         Less: valuation allowances:
         Balance brought forward                  661        202          72
         Increase (decrease) in balance in period (89)       519         130
         Translation loss (gain)                   25        (60)          -
-----------------------------------------------------------------------------
                                                  597        661         202
-----------------------------------------------------------------------------
                                                    -          -           -
-----------------------------------------------------------------------------

Under Singapore income tax legislation, unutilized capital allowances and net operating losses are available to carry forward to be offset against future taxable profits of the Company without time restriction, provided there is no substantial change in the ultimate shareholders of the Company and their respective shareholdings. In this context, a substantial change is considered to have occurred if there has been a change in excess of 50% of the ultimate shareholding in the Company.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

At October 31, 1998, the Company had net operating losses of $2,438,000, and unutilized capital allowances of $9,000. Due to its historical net operating losses, the Company has provided a valuation allowance to reduce its net deferred tax assets to zero for each of the periods ended October 31, 1998, June
30, 1998 and June 30, 1997.


15.   Leases

The Company leases certain office equipment and motor vehicles, as presented in note 7, under various non-cancelable capital leases. These leases contain either a bargain purchase option on the leased assets at the end of the lease or transfer of leased asset ownership at the lease maturity. No other assets have been pledged as security for the capital lease obligations.

The Company also has several non-cancelable operating leases. Rental expenses for operating leases for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 amounted to
$138,000, $320,000 and $93,000, respectively.

Future minimum capital lease payments and future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of October 31, 1998 are:-

                                 Capital   Operating
                                  Leases      Leases
                                   $'000       $'000
   Year ending October 31,
                         1999          9          46
                         2000          9          21
                         2001          9           -
                         2002          2           -
                                 --------    --------
   Total minimum lease                29          67
                                             ========
      Less:
   Amount representing interest        6
                                 --------
   Present value of net minimum
      capital lease payments          23

      Less:
   Current portion of obligations
      under capital leases             7
                                 --------

   Obligations under capital leases,
      less current portion            16
                                 =========

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

The Company leases office premises from a subsidiary of a corporate shareholder at a monthly rental charge of $19,000. The lease expired on November 30, 1998. Subsequent to expiry, the Company has continued to rent the office premises at a rental charge of $19,000 a month, though no formal lease arrangements have been made. Total rental expenses associated with this lease for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 amounted to $52,000, $278,000 and $77,000 respectively.


16.   Share Capital, Share Premium Account and Other Paid-in Capital

In April 1997, the Company issued an additional 9,137,528 ordinary shares of $1 each par value at a premium of $1,372,000. The premium has been taken to the share premium account which is described further below.

Of the total increase to capital of $7,718,000, an amount of $3,651,000 was received in cash, the remaining $4,067,000 being satisfied by way of capitalization of debts owing by the Company from a corporate shareholder.

As part of the share subscription arrangement, a further amount of $2,451,000 owing by the Company to a corporate shareholder was forgiven. This debt forgiveness is considered to be an integral part of the share issue transaction and has been treated as a contribution of other paid-in capital.

The share premium account consists of the excess of proceeds received from issues of share capital, over the par value of shares issued. The application of the share premium account is restricted under Singapore corporate law. The share premium may only be applied in paying up unissued shares to be issued to shareholders, paying up in whole or in part any balance unpaid on shares in issue, in writing off preliminary expenses and share and debenture issue expenses and by provision for premium payable on the redemption of redeemable preferred shares, if any. The Company has not utilized the share premium account for the above-mentioned purposes.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

17.   Business Segment Data and Major Customers

Sales to customers by geographical areas were:-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
      United States                             6,561      4,416       5,899
      Europe                                      742      2,284       1,039
      Asia                                      1,850      1,871         559
-----------------------------------------------------------------------------
      Total                                     9,153      8,571       7,497
-----------------------------------------------------------------------------

Sales to major customers, as a percentage of total sales were as follows:
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                    %          %           %
-----------------------------------------------------------------------------

      Customer A                                   27         16           -
      Customer B                                    -          4          19
-----------------------------------------------------------------------------


18.   Significant Related Party Transactions

The Company has no manufacturing facilities and a significant portion of the manufacturing of the Company's products is subcontracted to NatSteel Electronics Limited, a corporate shareholder of the Company, and Acura Manufacturing Pte Ltd and Pantera Electronics Pte Ltd, subsidiaries of Uraco Holdings Limited, a corporate shareholder of the Company.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

The Company had the following significant transactions with related parties and affiliates:-


                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
-----------------------------------------------------------------------------

      Corporate Shareholder
         Sales                                      -        368         215
         Purchases                                  -          -       2,163
      Other Affiliate Companies
         Sales                                      2         26          16
         Purchases                                645      2,102       2,439
         Rental expenses                           77        278          52
-----------------------------------------------------------------------------


As of October 31, 1998, June 30, 1998 and June 30, 1997, there were the following amounts owing by (to) affiliated companies:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
-----------------------------------------------------------------------------

      Corporate Shareholders
         Trade receivables                       201          42           -
         Trade accounts payable                    -           -         (34)
         Loans to Company                        (62)        (59)        (70)
         Advances to Company                       -           -        (350)
      Other Affiliate Companies
         Other receivables                         -           -           1
         Trade payables                       (1,970)     (1,814)       (403)
         Other payables                         (265)       (259)        (28)
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

19.   Fair Value of Financial Instruments

The carrying amounts of the Company's financial instruments
approximate their fair value due to the relatively short period of maturity of these instruments as summarized in the following table:-
                                                     Carrying Amount
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
-----------------------------------------------------------------------------

      Financial Assets:
         Cash and cash equivalents             1,360         953         803

      Financial Liabilities:
         Bank overdrafts                         193         149         194
         Trust receipts                          134         206           -
         Loans and advances from corporate
            shareholder                           62          59         420

-----------------------------------------------------------------------------
                                                   Estimated Fair Value
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
-----------------------------------------------------------------------------

      Financial Assets:
         Cash and cash equivalents             1,360         953         803

      Financial Liabilities:
         Bank overdrafts                         193         149         194
         Trust receipts                          134         206           -
         Loans and advances from corporate
            Shareholder                           62          59         420
-----------------------------------------------------------------------------

20.   Cash Flow Supplemental Disclosures

Significant non-cash transactions are as follows:-
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
-----------------------------------------------------------------------------

      Acquisition of equipment through
         capital lease                              -         35           -
      Issuance of shares through capitalization
         of debt                                    -          -       4,067
      Debt forgiveness by corporate shareholder     -          -       2,451
-----------------------------------------------------------------------------
                                      173

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars in thousands)
-----------------------------------------------------------------------------

21.   New US GAAP Accounting Pronouncements

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). This Statement establishes accounting and reporting standards for derivative instruments and for hedging activities. This Statement is effective for fiscal years beginning after June 15, 1999. Therefore, management is in the process of determining the impact that this statement will have on the Company.

In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" ("SFAS 132"). This Statement standardizes the disclosure requirements for defined benefit plans and recommends a parallel format for presenting information about pensions and other postretirement benefits. This Statement is effective for fiscal years beginning after December 15, 1997. Since the Company has no defined benefit plans, it has determined that this Statement will have no significant impact.

In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statements supersedes SFAS 14 "Financial Reporting for Segments of a Business Enterprise". SFAS No. 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components regularly evaluated by the chief operating decision-maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. In the initial year of application, comparative information for earlier years should be restated. Management is in the process of determining the impact, if any, this statement will have on the Company.

                                   UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX G

                        RESTRICTED STOCK DISCOUNT ANALYSIS
                             AS OF OCTOBER 27, 1998

                             BY CRONKITE & KISSELL
                          FINANCIAL ADVISORY SERVICES












                                  UNICO, INC.

February 3, 1999


Mr. Henry Tang
Vice President
Unico, Inc.
2925 Bayview Drive
Fremont, CA 94538


Dear Mr. Tang:

In accordance with your request, we conducted an analysis of the October 27, 1998 acquisition of Multiwave Innovation Pte, Ltd. ("Multiwave") made by Unico, Inc. ("Unico" or the "Company") and submit this report on our findings.

The purpose of this analysis was to express an opinion (the "Opinion") on the fair market value, as of October 27, 1998, of the Multiwave common equity acquired for financial reporting purposes. Based on our review of the available information, we determined that an analysis of the consideration paid in the form of "restricted" Unico shares represented the better indication of value changing hands in the subject transaction.

The term "fair market value," as used herein, is defined as the amount at which the Unico shares would change hands between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts, neither being under any compulsion to act, with equity to both.

It is the understanding of Cronkite & Kissell upon which it is relying, that the management of Unico and any other recipient of the Opinion will consult with and rely solely upon their own legal counsel with respect to said definitions. No representation is made herein, or directly or indirectly by the Opinion, as to any legal matter or as to the sufficiency of said definitions for any purpose other than setting forth the scope of Cronkite & Kissell's Opinion hereunder.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the transaction and do not assume any responsibility with respect to it. Similarly, we have not independently verified the accuracy and completeness of the information supplied to us with respect to the parties to the transaction.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. reviewed documentation relating to the Multiwave acquisition and financial statements of the parties on each side of the transaction;
2. held discussions with management of Unico;
3. reviewed empirical studies which quantify lack of marketability discounts; and
4. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Description of Unico Operations

Upon effecting the June 30, 1998 acquisition of Paradise Innovations, Inc., Unico shifted its focus to the marketing and sales of computer components and peripherals as well as chip distribution. The products marketed include Internet products, multimedia products, video adapter cards and communication products such as modems. The customer base includes private label computer manufacturers and major technology distributors, such as Tech Data, Ingram Micro and Almo Distributing.

Description of Transaction

On October 27, 1998, Unico entered into a Stock Purchase Agreement pursuant to which Unico agreed to acquire 100% of the outstanding shares of Multiwave in exchange for 2,388,792 shares of Unico common equity. The number of shares issued was a product of the total consideration of $5,000,000 agreed to between the parties and a weighted average share price of approximately $2.09. The shares issued are "restricted" as such term is defined in Rule 144 promulgated under the Securities Act of 1933.

Multiwave is a design, development and marketing company specializing in multimedia and communication peripherals.


Market For Unico Common Stock

Unico's common stock is traded on the Nasdaq SmallCap Market under the symbol "UNRC". The market price over the twelve months preceding the date of the Multiwave acquisition ranged from a low of 1 to a high of 3 1/8. It has 7,229,428 common shares issued and outstanding and 5,474 shares of preferred stock.

Discount for Lack of Marketability

Interests in closely held companies that lack the inherent liquidity of publicly traded securities are less attractive investments. Accordingly, it is an accepted valuation practice to discount the value of illiquid interests to reflect this disparity.

A discount for lack of marketability captures the diminution in value attributable to a nonmarketable security relative to its value on a fully marketable basis. In its Revenue Ruling 77-287 ("77-287"), the Internal Revenue Service provides guidelines for the valuation of securities restricted under federal securities laws, focusing primarily on the issue of marketability discounts. The difference in investment attractiveness between a nonmarketable security and a marketable security may, as 77-287 suggests, be attributed to:

 - The risk that the underlying value of the security will change in a way that, absent the restrictive provisions, would have prompted a decision to sell; and
 - The risk that the contemplated means of legally disposing of the security may not materialize.

Accordingly, it is accepted valuation practice to price a nonmarketable security at a discount to the price at which the same security would
                                      177
trade in a liquid market. The factors considered in arriving at our conclusion were as follows:

 - Relatively low revenue volume;
 - Lack of profitability and dividend capacity;
 - The potential for delisting from Nasdaq;
 - Historical trading volume; and
 - The aggregate market value of Unico.

In addition to our review of the relevant attributes of Unico which tend to influence marketability, we took special notice of an agreement dated June 26, 1998 between Unico and Intermountain Refining Co., Inc., on the one hand, and Starlicon Group, Inc. and Starlicon International, on the other hand. This agreement termed the "Novation Agreement" in effect creates a priority claim on $3,000,000 of Unico assets in favor of Unico's subsidiary, Intermountain Refining Co., Inc. It is our understanding that those Unico shareholders who received such shares in exchange for Multiwave shares shall be specifically excluded from participation in the proceeds generated from the sale or liquidation of such encumbered assets.

Proponents of the efficient market hypothesis might argue that such information should already be reflected in the share price of Unico. We are not looking to dispute the efficient market theory. We are, however, looking to examine each and every factor which potentially impacts the value of "restricted" shares. Low revenue volume, lack of profitability, thin and erratic trading history and the size of the block of shares are factors which tend to influence the size of marketability discounts. The Novation Agreement creates a significant priority claim and therefore must be viewed as a significant factor.

Concluded Discount for Lack of Marketability

As a result of our consideration of the issues relating to non-marketability which the restricted shares of Unico are subject, combined with the various empirical studies speaking to the issue of lack of marketability, we concluded that a 60% discount from the otherwise indicated share price is appropriate.

Based upon the investigation, premises, provisos, and analyses outlined above, it is our opinion that, as of October 27, 1998, the fair market value of 2,388,792 restricted shares of Unico, Inc. common stock is reasonably stated in the amount of TWO MILLION DOLLARS ($2,000,000).

In accordance with recognized professional ethics, our fees for this service are not contingent upon the opinion expressed herein, and neither Cronkite & Kissell nor any of its employees have a present or intended financial interest in Unico.

This analysis is to be used only for the purposes stated herein. With the exception of Unico's contemplated use of this Opinion in its public filings, neither this letter nor its contents may be referred to or quoted in any registration statement, prospectus, offering memorandum, loan agreement, or other agreement or document given to third parties without the prior written authorization of Cronkite & Kissell.

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We are pleased to provide our valuation services to you, and we look forward to working with you in the future. If you have any questions or comments, please contact Clint Cronkite or Dave Kissell at (310) 450-7372.


Very truly yours,

/s/ Cronkite & Kissell

Cronkite & Kissell







STATEMENT OF LIMITING CONDITIONS



1. Nothing has come to our attention to cause us to believe that the facts and data set forth in this report are not correct.

2. Neither Cronkite & Kissell nor any of its employees have a financial interest in the Company.

3. The fee for this valuation analysis is not contingent upon values reported.

4. No investigation of the title to the Company or its assets has been made, and the owners' claim to the Company is assumed to be valid. No consideration has been given to liens or encumbrances which may be against the Company and its assets except as specifically stated in this letter.

5. No responsibility is assumed for information furnished by others, including management, and such information is believed to be reliable.

6. No responsibility is assumed for matters of a legal nature.

7. This report is intended for the purpose stated and may not be used for any other purpose nor by other parties.

8. Neither all nor part of the contents of this report shall be disseminated through advertising, public relations, news, sales, Securities and Exchange Commission disclosure documents, or any other public or private media without the prior written approval of Cronkite & Kissell.

9. In the course of our analysis, we were provided with both written and oral information relating to the structure and operation of the Company. We relied upon this information and did not independently verify its accuracy.

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10. The Company has represented to us that there is no pending litigation or contingencies involving the Company as of the date of valuation.

11. Testimony or attendance in court by reason of this appraisal shall not be required unless prior arrangements are established in written form.


12. The value recommendation contained herein is not intended to represent the value of the Company's equity interest at any time other than the date of valuation. Changes in market conditions could result in subsequent value indications substantially different than those presented at the stated date of valuation. We assume no responsibility for changes in market conditions or for the inability of the owner to locate a purchaser of the Company's equity interest at the values stated herein.

13. Certain historical financial data and other data used in our valuation engagement have been provided by the Company and are unaudited. We have not independently verified the accuracy or completeness of the data provided and do not express an opinion or other form of assurance regarding its accuracy or completeness.

14. In this assignment, the existence of potentially hazardous material or substances used in the construction or maintenance of the Company's assets, such as the presence of formaldehyde foam insulation, the existence of toxic waste, and / or the existence of asbestos insulation, any of which may be present on or about the Company's property, has not been considered in arriving at the opinion of value stated. The appraiser is not qualified to detect such substances or ascertain the risks associated with them. It is recommended that appropriate experts be retained to investigate and determine to what extent, if any, such substances are present and what risks, if any, are involved.

15. The market value of any business, or any property, is a matter of informed judgment. The purchase / selling price is set by the parties involved, based on each party's respective evaluation of all relevant factors. Such factors include, but are not limited to: (i) the particular assumptions underlying the appraisal of the subject Company;
(ii) the degree of urgency attached to the sale or acquisition of the subject Company; (iii) any significant tax benefits or liabilities; and
(iv) any potential synergies unique to the proposed transaction. No responsibility is assumed for the subject Company's inability to obtain a purchaser at the value reported.

16. This valuation report contains historical and prospective information. Regarding prospective information, differences between anticipated and actual results occur since events and circumstances frequently do not occur as expected, and those differences may be material.








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                                   UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX H

                            STOCK PURCHASE AGREEMENT
                         MULTIWAVE INNOVATION PTE. LTD.



STOCK PURCHASE AGREEMENT


This Stock Purchase Agreement ("Agreement") is made this 27th day of October, 1998 among Unico, Inc. ("Buyer"), a New Mexico corporation, Uraco Holdings, Ltd. ("Uraco"), a Singapore corporation, NatSteel Electronics, Ltd. ("NEL"), a Singapore corporation, Dr. Soo Jia Sian ("Dr. Soo") and Tan Meng Dong James ("James"). (Uraco, NEL, Dr. Soo and James will be collectively referred to as "Seller").


RECITALS

A. Seller collectively owns all of the issued and outstanding share capital stock of Multiwave Innovation Pte, Ltd. ("Multiwave"), a Singapore corporation.

B. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the issued and outstanding share capital stock of Multiwave on the terms and conditions set forth in this Agreement.


ARTICLE 1

PURCHASE AND SALE OF SHARES

1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth in Article 3, below, on the Closing Date (defined in Section 8.1, below) Seller will sell, transfer and deliver to Buyer, and Buyer will purchase from Seller, 100% of the issued and outstanding shares in the share capital of Multiwave ("the Shares"), free and clear of all liens, pledges, encumbrances, charges, and claims thereon.

1.2 Base Purchase Price. The Base Purchase Price for the Shares shall be $5,000,000 U.S.

1.3 Payment of Purchase Price. The Base Purchase Price shall be paid by Buyer to Seller through the issuance by Buyer to Seller of Buyer's "restricted" common stock as that term is defined in Rule 144 and Regulation S promulgated under the Securities Act of 1933. The number of shares issued to Seller (rounded upwards to the nearest whole number) shall be derived by dividing the Base Purchase Price by the "Weighted Average Price" of Buyer's stock. As used in this Agreement, "Weighted Average Price" shall be the

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weighted average of the bid and offer prices of Buyer's stock on NASDAQ from the date of the signing of the Letter of Intent to the date immediately preceding the execution of this Agreement, provided that such Weighted Average Price shall not: (i) exceed 130% of the weighted average of the bid and offer prices of Buyer 's stock on the 7th day of July, 1998 (the "Weighted Reference Price"); or (ii) be less than 70% of the Weighted Reference Price. No fractional Shares shall be issued.

1.4 Allocation of Purchase Price. The shares of Buyer's stock paid as the Base Purchase Price shall be allocated in accordance with Exhibit 1.4 attached hereto.


ARTICLE 2

ADDITIONAL TRANSACTIONS

2.1 Option. At the Closing, Buyer shall grant an irrevocable option to Uraco and NEL to purchase common stock of Buyer in an aggregate amount of not more than $1,000,000 U.S. The terms of the option shall be set forth in an agreement acceptable to counsel for Buyer, Uraco and NEL.

2.2 Confidentiality and Non-Competition Agreement. At the Closing, Seller, and each of them, will enter into an agreement with Buyer agreeing not to disclose to any third party (other than their attorneys, accountants and advisers) any confidential information relating to Multiwave or its business, except as required to be disclosed by law, and agreeing not to compete with the business of Multiwave which relates to Multiwave products set out in
Exhibit 2.2 for a period of one year following the Closing Date.   Such
agreement shall provide that NEL and its subsidiaries may enter into any, or continue any existing business relating to the marketing, sale and distribution of computer, hardware, software and peripherals. Such agreement shall be in form and substance reasonably satisfactory to Seller and Buyer.

2.3 Constitution of the Board of Directors. At the Closing the current Board of Directors of Multiwave will, subject to compliance with the laws of Singapore, resign after appointing Directors satisfactory to Buyer.

2.4 Employee Stock Options. At the Closing or as soon thereafter as practicable, Buyer shall create an Employee Stock Option Program in a form acceptable to counsel for both Seller and Buyer.

2.5  Nasdaq Listing.     Buyer will use its best efforts to maintain its
current Nasdaq listing and should Buyer lose that Nasdaq listing due to failure to qualify pursuant to Nasdaq listing requirements, Buyer will use its best efforts to meet Nasdaq's listing requirements and thereafter reapply for Nasdaq listing. This covenant shall survive Closing.

2.6  Restrictive Stock Legends.    After the expiration of any holding period
required by Rule 144 promulgated pursuant to the Securities Act of 1933, Buyer will assist Seller to cause any restrictive legends on Seller's stock to be removed such that the stock can be sold, pursuant to Rule 144, as unrestricted stock. This covenant shall survive Closing.




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2.7  Payment of Rent.    Buyer undertakes to promise the payment by Multiwave
of the aggregate of I) the sum of $200,000 U.S. referred to in Section 3.15 and ii) the amounts due and payable to Uraco Precision Group for rent in respect to the period commencing on July 1, 1998 and ending on the Closing Date in six equal monthly installments, the first such installment to be made thirty (30) days after Closing.


ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER  AND MULTIWAVE

Each of Uraco, NEL, Dr. Soo, and James, and to the extent applicable Multiwave, severally make the following representations and warranties to Buyer, each of which shall be deemed material, and Buyer, in executing, delivering and consummating this Agreement, has relied and will rely upon the correctness and completeness, in all material respects, of each representation and warranty provided always that any representation or warranty made by either Uraco or NEL hereunder shall be limited and confined solely to the period during which Uraco and NEL owned shares in the capital of Multiwave respectively and any damages and/or losses claimed by Buyer will be limited to the proportion of the share capital of Multiwave owned by NEL or Uraco to the total shareholding of Multiwave as at the date of this Agreement.

3.1  Valid Corporate Existence; Qualifications.   Multiwave is a corporation
duly organized and validly existing under the laws of Singapore. Multiwave has the corporate power to carry on its business as now conducted and to own its assets. Multiwave is duly qualified to conduct its business and is in good standing, as a foreign corporation, in those jurisdictions in which it conducts business as set forth in Exhibit 3.1, which are the only jurisdictions in which Multiwave is required to qualify in order to own its assets or properties or to carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Multiwave is required to qualify or otherwise be authorized to do business as a foreign corporation therein which could reasonably be expected to have a materially adverse effect upon the business of Multiwave. The copies of Multiwave's Articles of Incorporation (certified by the corporation's secretary), as amended to date, which will be delivered to Buyer , are true and complete copies of those documents as now in effect. The minute book of Multiwave contains accurate records of all material meetings of its Board of Directors, Executive Committee of the Board, if any, and shareholders since its incorporation, and accurately reflects all transactions authorized therein.

3.2 Capitalization. All of the presently authorized, issued and outstanding shares in the share capital of Multiwave are owned by Seller and there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which Multiwave or Seller is or may become obligated to issue, assign or transfer any shares in the share capital of Multiwave, save that, prior to Closing, Uraco will receive ordinary shares in Multiwave in consideration for the capitalization of receivables owed by Multiwave to its subsidiaries. The authorized share capital of Multiwave consists of 10,000,000 ordinary shares of common stock, S$1.00 (Singapore Dollar) par value, of which 9,900,000 ordinary shares are issued and outstanding as at the date of this Agreement. There are no other ordinary shares either authorized or issued.

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3.3  Subsidiaries.  Except as set forth in Exhibit 3.3, Multiwave has no subsidiaries and there are no corporations, partnerships and other business entities controlled by Multiwave. As used herein, "controlled by" means: (i) the ownership of not less than 15% of the voting securities or other interests of a corporation, partnership or other business entity; or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, partnership or other business entity, whether through the ownership of voting shares, by contract or otherwise. Additionally, except as set forth in Exhibit 3.3, Multiwave has no commitment to purchase any interest, direct or indirect, in any other corporation or in any partnership, joint venture or other business enterprise or entity. The business carried on by Multiwave has not been conducted through any other direct or indirect subsidiary or affiliate of Seller, or any of them.

3.4 Consents. All requisite consents of governmental and other regulatory agencies, foreign or domestic, and of other parties required to be received by or on the part of Seller and Multiwave to enable them to enter into and carry out this Agreement in all material respects have been, or prior to the Closing will have been obtained.

3.5  Corporate Authority; Binding Nature of Agreement; Title to Shares.
Uraco, NEL and Multiwave have the corporate power to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by their Boards of Directors and no other corporate proceedings on the part of Multiwave, Uraco or NEL are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes Seller's valid and binding obligation and is enforceable in accordance with its terms. At the Closing, each of Uraco and NEL will be the sole record and beneficial owner of the Shares recorded in their respective names, free and clear of all manner of liens, charges, encumbrances, and claims, will have good and marketable title to the Shares, and will have, the absolute and unqualified right to sell, transfer and deliver such Shares to Buyer . The delivery of the Shares to Buyer at the Closing pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all manner of liens, charges, encumbrances and claims.

3.6 Financial Statements. The books of accounts of Multiwave, taken as a whole, fairly reflect its income, expenses, assets and liabilities in all material respects. At the Closing, Seller shall deliver to Buyer audited financial statements of Multiwave as of December 31, 1997, and March 31, 1998, which will fairly present the financial position of Multiwave as of those dates in conformity with generally accepted accounting principles in Singapore, and the unaudited management accounts of Multiwave as of June 30, 1998, which will fairly present the financial position of Multiwave as of that date (and will be subject to a limited review by KPMG Peat Marwick Singapore.) At the Closing, Seller (other than NEL) shall also deliver to Buyer an unaudited management account of the company as of five days immediately before the date of the Closing (subject to a limited review by KPMG Peat Marwick Singapore) (which reflect a net asset value of Multiwave of not less than $1,000,000 U.S.) Within sixty (60) days of execution of this Agreement, at Buyer's expense, the audited financial statement of March 31, 1998, and the unaudited management accounts as of June 30, 1998, will also be prepared and audited in accordance with generally accepted accounting principles of the

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
United States. Seller (other than NEL) and Multiwave represent and warrant that such audited financials, when delivered, will reflect a net asset value of Multiwave of not less than One Million Dollars ($1,000,000)(U.S.) if less, buyer has right to waive it.

3.7 Liabilities. Except as set forth in Exhibit 3.7, as of June 30, 1998 (the "Balance Sheet Date"), Multiwave had no material debts, liabilities or obligations, contingent or absolute, other than those debts, liabilities and obligations reflected or reserved against on Multiwave's balance sheet as at June 30, 1998 (the "Balance Sheet Date") or in the footnotes thereto or in the exhibits to this Agreement.

3.8 Absence of Change Since Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by this Agreement, since June 30, 1998, Multiwave has not (and will not have as of the Closing Date): (i) issued or sold, or agreed to issue or sell any of its share capital, options, warrants, rights or calls to purchase such share, any securities convertible or exchangeable into such share capital or other corporate securities, or effected any subdivision or other recapitalization affecting its share capital other than in connection with the issue of ordinary shares to Uraco in consideration for the capitalization of the receivables owed by Multiwave to Uraco's subsidiaries; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrances, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as of June 30, 1998, and current liabilities incurred since June 30, 1998, in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any liens or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, except in the ordinary and usual course of business; (vii) entered into any transaction except in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any Shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

3.9 Absence of Undisclosed Liabilities. Except as and to the extent set forth on Exhibit 3.9, as of the date of Closing, the assets of Seller are, or will be unencumbered and subject to no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, but not limited to, any domestic or foreign tax liabilities or deferred tax liabilities or any other debts, liabilities or obligations relating to or arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the date of the Closing, whether or not then known, due or payable.
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
3.10 Taxes. Except as set forth in Exhibit 3.10 specifically provided in the balance sheet as of June 30, 1998, all taxes affecting the business and assets of Multiwave, including, without limitation, income, property, sales, use, franchise, excise, added value, employee's income, withholding, social security and unemployment taxes imposed by the government of Singapore or by any other foreign country or by any state, municipality, subdivision or instrumentality of Singapore or of any foreign country, or by any other taxing authority, which are due and payable by Seller or Multiwave, and all interest and penalties thereon, whether disputed or not, have been paid in full, all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed and all deposits required by law to be made by Seller or Multiwave with respect to such taxes have been duly made. Except as set forth in Exhibit 3.10, Multiwave has not been delinquent in the payment of any domestic or foreign tax, assessment or governmental charge or deposit affecting the assets and business of Multiwave, and Multiwave has no tax deficiency or claim outstanding, proposed or assessed against it, and there is no basis for any such deficiency or claim which may affect the assets of Multiwave.

3.11 Ownership of Assets. Multiwave owns outright, and has good and marketable title to all of its assets, properties and business (including all assets reflected in the financial statements or management accounts provided to Buyer under this Agreement, except as the same may have been disposed of in the ordinary course of business since the date of the financial statement or management accounts), free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or charges, except those listed in Exhibit 3.11. Exhibit 3.11 sets forth a true and complete list and brief description of all patents, copyrights, trademarks, trade names and other similar intangible assets which are either
owned by Multiwave or in which Multiwave has an interest.   Except as set
forth in Exhibit 3.11, to the best knowledge of the Seller, no other person, firm or corporation has any proprietary or other interest in any such intangible assets. Except as set forth in Exhibit 3.11, to the best of the knowledge of the Seller, Multiwave is not a party to or bound by any license or agreement requiring the payment to any person, firm or corporation of any royalty. Seller and Multiwave do not know, or have reasonable grounds to know of, any violation by others of the trademark, trade name or patent rights of Multiwave. To the best of the knowledge of the Seller, Multiwave is not infringing upon any patent, copyright, trade name or trademark or otherwise violating the rights of any third party with respect thereto, and no proceedings have been instituted or, to the knowledge of Seller and Multiwave are threatened, and no claim has been received by Seller or Multiwave alleging any such violation.

3.12 Insurance. Exhibit 3.12 sets forth a list and brief description of all policies of fire, general liability, products liability and other forms of insurance held by Multiwave as of the date hereof. Except as set forth in
Exhibit 3.13, such policies are valid, outstanding and enforceable policies, as to which premiums have been paid currently. Except as set forth in said
Exhibit 3.13, neither Sellers, nor Multiwave know of any state of facts, or of the occurrence of any event which might reasonably form the basis for any claim against Multiwave not fully covered by insurance.





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3.13 Litigation.  Except as set forth in Exhibit 3.13, there is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the knowledge of Seller or Multiwave, threatened against or relating to Seller or Multiwave, its officers, directors or employees, its properties, assets or business or the transactions contemplated by this Agreement, and neither Seller nor Multiwave knows or has reason to be aware of any basis for the same.

3.14 Compliance with Laws and Other Instruments.  Except as set forth in
Exhibit 3.14, there are no actions, suits, proceedings or governmental investigations relating to Multiwave or to any of its properties, assets or business pending or, to the knowledge of Seller and Multiwave , threatened, or any order, injunction, award or decree outstanding against Multiwave or against or relating to any of its properties, assets or business; and Seller and Multiwave know of no basis for any such action, suits or proceedings within the past two years or any such governmental investigation, orders, injunctions or decrees. Seller and Multiwave are not in violation of any law, regulation, ordinance, order, injunction, decree, award or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business which could be reasonably expected to have a materially adverse effect upon the business of Multiwave or Seller's or Multiwave's performance under this Agreement.

3.15 Real Property. Multiwave does not own any real property. The real property leases described in Exhibit 3.15 that relate to the leased properties described therein are now in full force and effect, and all amounts payable thereunder up to the date of this Agreement have been paid other than arrears in rent due and payable in the amount of $200,000 as at 30 June to Uraco Precision Engineering Pte Ltd ("UPE"). Except as set forth in Exhibit 3.15, none of such leases could reasonably be expected to result in material liability for restoration of premises. All uses of such owned or leased property by Multiwave conform, in all material respects, to all applicable building and zoning ordinances, laws, and regulations and, in the case of leased property, to all terms of the leases relating thereto.

3.16 Agreements and Obligations, Performance.   Except as listed and briefly
described in Exhibit 3.16 (the "Listed Agreements") Multiwave is not a party to, or bound by any: (i) contract, arrangement, commitment or understanding with its customers or any officer, employee, shareholder, director, representative or agent thereof for the repurchase of products, sharing of fees, the rebating of charges to such customers, bribes, kickbacks from such customers or other similar arrangements; (ii) contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation of liability; (iii) deferred compensation, bonus or incentive plan or agreement not cancelable at will without penalty or premium or any continuing obligation or liability; (iv) management or consulting agreement not terminable at will without penalty or premium or any continuing obligation or liability; (v) license or royalty agreement; (vi) union or other collective bargaining agreement; (vii) agreement, commitment or understanding relating to indebtedness for borrowed money; (viii) contract containing covenants limiting the freedom of Multiwave to engage or compete in any line or business with any person in any geographical area; (ix) contract or option relating to the acquisition or sale of any business; (x) voting trust agreement; (xi) other contract, agreement, commitment or understanding which


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materially affects any of Multiwave's properties, assets or business, whether directly or indirectly, or which was entered into other than in the ordinary course of business. A true and correct copy of each of the written Listed Agreements has been delivered to Buyer. Multiwave has in all material respects performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in default in any material respect under any of the Listed Agreements and has received no notice of any default or alleged default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Seller and Multiwave know of no material default under any of the Listed Agreements by any other party thereto or by any other person, firm or corporation bound thereunder.

3.17 Condition of Assets. All machinery and equipment regularly used by Multiwave in the conduct of its business is in good operating condition and repair. The inventories of Multiwave are substantially in usable and saleable condition and in reasonable balance.

3.18 Accounts Receivable. To the knowledge of Seller and Multiwave, all of the accounts receivable reflected in the books of account of Multiwave are valid and arose in the ordinary course of its business, from the sale of services or goods, and Seller and Multiwave do not know, or have reason to know, of any valid defense or right of set-off to the rights of Multiwave to collect such accounts receivable in the full amounts shown on such books of account less any reserves on the Balance Sheet.

3.19 Permits and Licenses. Exhibit 3.19 sets forth all permits, licenses, orders, franchises and approvals from all federal, state, local and foreign governmental regulatory bodies held by Multiwave. Multiwave has all permits, license, orders, franchises and approvals of all federal, state, local and foreign governmental or regulatory bodies required of it to carry on its business as presently conducted. All such permits, licenses, orders, franchises and approvals are in full force and effect. To the knowledge of Seller and Multiwave, no suspension or cancellation of any of such permits, licenses, orders, franchises and approvals is threatened, and Multiwave is in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which have issued permits, licenses, orders, franchises and approvals. Exhibit 3.19 also sets forth a brief description of all motor vehicles owned or leased by Multiwave and the state of title thereof.

3.20 Banking Arrangements. Exhibit 3.20 sets forth the name of each bank in or with which Multiwave has an account, credit line or safety deposit box, and a brief description of each such account, credit line or safety deposit box including the names of all persons currently authorized to draw thereon or having access thereto, and the names of all persons, if any, now holding powers of attorney from Multiwave and a summary statement of the terms thereof.

3.21 Salary Information. Exhibit 3.21 contains a list of the names and current salary rates of and bonus commitments to all present officers of Multiwave and the names and current annual salary rates of all other persons employed by Multiwave whose annual salaries exceed $50,000.00.




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3.22 Employee Benefit Plans.  Except as set forth in Exhibit 3.22, Multiwave maintains no "pension or employee benefit plans" nor does it make any employer contributions with respect to its employees except in accordance with the laws of Singapore.

3.23 No Breach. Neither the execution and delivery of this Agreement by Seller or Multiwave, nor compliance by Seller or Multiwave with any of the provisions hereof, nor the consummation of the transactions contemplated hereby, will:

(a) violate or conflict with any provision of the Articles of Incorporation or By-Laws of Seller or Multiwave;

(b) violate, or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a material default under, the terms of any agreement or other document or undertaking, oral or written, to which Seller or Multiwave is a party or by which either its properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be, obtained);

(c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Multiwave pursuant to the terms of any such agreement or instrument;

(d) violate any judgment, order, injunction, decree or award against, or binding upon, Seller or Multiwave or upon their respective properties or assets; or

(e) violate any law or regulation of any jurisdiction relating to Seller or Multiwave or any of their respective securities, assets or properties.

3.24 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly between Unico and Seller without the intervention of any broker, finder, investment banker or other third party.

3.25 Labor Discussions.  Except with  respect to the agreements listed in
Exhibit 3.16 pursuant, Multiwave is not, and has not, during the past three years, been involved in any labor discussions with any unit or group seeking to become the bargaining unit for any of its employees. With respect to said Agreements, Exhibit 3.25 sets forth a description of the status thereof, including any demands or proposals with respect to the renewal, extension or replacement thereof.

3.26 Change of Name. Multiwave has not conducted business under any name during the past three (3) years except those set forth on Exhibit 3.26.

3.27 Untrue or Omitted Facts. No representation or warranty by Seller or Multiwave contained in this Agreement, nor any statement or certificate furnished or to be furnished by Seller or Multiwave to Buyer or its representatives in connection herewith or pursuant hereto, or any financial statement or document delivered by Seller or Multiwave to Buyer or its representatives, contains or at the Closing will contain any untrue statement


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of a material fact, or omits to state or will omit to state any material fact required to make the statements herein or therein contained not misleading or necessary in order, in any material respect, to provide the Buyer with adequate information as to Multiwave and its business and financial condition, and the assets of Multiwave and their condition, and Seller and Multiwave have disclosed to Buyer in writing all material adverse facts known to them, or any of them, relating to the same. The representations and warranties contained in this Article 3, or elsewhere in this Agreement, or any document delivered pursuant to hereto, shall not be affected or deemed waived by reason of the fact that Buyer or its representatives knew, or should have known, that any such representation or warranty is or might be inaccurate in any respect.

3.28 Unico Novation Agreement Dated June 26, 1998. Seller and Multiwave represent and warrant that they have received and reviewed a copy of the Novation Agreement dated June 26, 1998 by and between Unico, Inc. and Intermountain Refining Co., Inc., on the one hand, and Starlicon Group, Inc. and Starlicon International, on the other hand ("Novation Agreement"). Seller and Multiwave represent and warrant that they have specifically reviewed Paragraphs 12 and 13 of the Novation Agreement and acknowledge and understand that (i) approximately $3,000,000 in Unico assets are the exclusive property of Unico's subsidiary Intermountain Refining Co., Inc. ("IRC"); (ii) that pursuant to Paragraph 12 of the Novation Agreement, that the management of IRC, in its sole discretion, may consider a transaction involving the stock, assets or business of IRC; (iii) that the transaction may include the liquidation of IRC assets and distribution of such assets to Unico shareholders; (iv) that the transaction may include a distribution of IRC stock to Unico's shareholders; (v) that Seller and Multiwave, and their heirs and assigns, pursuant to Paragraph 12B of the Novation Agreement will be, and are, specifically excluded from participation as a Unico shareholder in such a transaction or transactions.


ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer makes the following representations and warranties to Seller, each of which shall be deemed material, and Seller, in executing, delivering and consummating this Agreement, has relied and will rely on the correctness and completeness of such representations and warranties:

4.1 Valid Corporate Existence; Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico. Buyer has the corporate power to carry on its business as now conducted and to own its assets. Buyer is duly qualified to conduct business and is in good standing as a foreign corporation in those jurisdictions set forth in Exhibit 4.1, which are the only jurisdictions in which Buyer is required to qualify in order to own its assets or properties or to carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Buyer is required to qualify or otherwise be authorized to do business as a foreign corporation therein which could reasonably be expected to have a materially adverse effect upon the business of Buyer . The copies of Buyer 's Articles of Incorporation (certified by the Secretary of State of New Mexico) and By-Laws (certified by Buyer 's secretary), as amended to date, which have been or will be delivered to

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Seller, are true and complete copies of those documents as now in effect.  The minute books of Buyer contain accurate records of all material meetings of its Board of Directors, Executive Committee of the Board, if any, and shareholders since its incorporation, and accurately reflect all transactions authorized therein.

4.2 Capitalization. The authorized capital stock of Buyer consists of 50,000,000 shares of Common Stock, par value $.20 per share, and 8,000,000 shares of Preferred Stock of which 7,681,409 shares of Common Stock are issued and outstanding and 5,474 shares of Preferred Stock are issued and outstanding. All of such Shares of Common Stock and Preferred Stock are duly authorized and, in the case of the Common Stock, validly issued and outstanding, fully paid and non-assessable. Except as set forth on Exhibit 4.2, there are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which Buyer is a party or by which any person is bound, calling for the issuance, transfer, sale or other disposition of securities of Buyer convertible or exchangeable, actually or contingently, into Shares of Common Stock or any other securities of Buyer.

4.3 Subsidiaries. Except as set forth on Exhibit 4.3, there are no corporations, partnerships and other business entities controlled by Buyer . As used herein, "controlled by" has the meaning set forth in Section 3.3 of this Agreement. Additionally, except as set forth in Exhibit 4.3, Buyer has no commitment to purchase any interest, direct or indirect, in any other corporation or in any partnership, joint venture or other business enterprise or entity.

4.4 Consents. All requisite consents of governmental and other regulatory agencies, foreign or domestic, and of other parties required to be received by, or on the part of Buyer to enable it to enter into and carry out this Agreement, have been, or prior to the Closing, will have been obtained.

4.5  Corporate Authority; Binding Nature of Agreement; Title to Shares.
Buyer has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors and no other corporate proceedings on the part of Buyer are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes Buyer 's valid and binding obligation and is enforceable in accordance with its terms. At the Closing, Buyer will have the absolute and unqualified right to issue, transfer and deliver its common stock to Seller. The delivery of the common stock to Seller at the Closing pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all manner of liens, charges, encumbrances and claims and, except as provided in the Novation Agreement dated June 26, 1998 and referred to in Paragraph 3.28, supra, such common stock shall rank pari passu in all respects with the Buyer's issue of outstanding common stock.

4.6 Financial Statements. The books of accounts of Buyer taken as a whole, fairly reflect its income, expenses, assets and liabilities in all material respects. The audited financial statements of Buyer for the period ending June 30, 1998, fairly present the financial position of Buyer as of said date and the results of its operations for such period and were prepared in conformity with generally accepted accounting principles.

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4.7  Liabilities.  Except as set forth in Exhibit 4.7, as of June 30, 1998
(the "Balance Sheet Date"), Buyer had no material debts, liabilities or obligations, contingent or absolute, other than those debts, liabilities and obligations reflected or reserved against on Buyer 's balance sheet as at June 30, 1998 or in the footnotes thereto or in the exhibits to this Agreement.

4.8 Action Since Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by this Agreement, since the Balance Sheet Date, Buyer has not (and will not have as of the Closing Date): (i) issued or sold, or agreed to issue or sell any of its capital stock, options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrances, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as of the Balance Sheet Date and liabilities incurred since the Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any liens or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, except in the ordinary and usual course of business; (vii) entered into any transaction except in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any Shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

4.9 Absence of Undisclosed Liabilities. Except as and to the extent set forth on Exhibit 4.9, as of the date of Closing, the assets of Buyer are, or will be unencumbered and subject to no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, but not limited to, any domestic or foreign tax liabilities or deferred tax liabilities or any other debts, liabilities or obligations relating to or arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the date of the Closing, whether or not then known, due or payable.

4.10 Adverse Developments. Except as otherwise expressly provided or set forth in, or required by, this Agreement, since the Balance Sheet Date, there have been no changes in the properties, operations or financial condition of Buyer, and no event has occurred other than in the ordinary and usual course of business which could be reasonably expected to have a materially adverse effect upon the business of Buyer , and Buyer does not know of any development

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or threatened development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the business of Buyer or upon any of its assets or properties, including, without limitation, the loss of any licenses or permits, suppliers, customers or employees, which loss would be of a materially adverse nature.

4.11 Taxes. Except as set forth on Exhibit 4.11 specifically provided in the balance sheet as of June 30, 1998, all taxes affecting the business and assets of Buyer, including, without limitation, income, property, sales, use, franchise, excise, added value, employee's income, withholding, social security and unemployment taxes imposed by the government of the United States of America or by any other foreign country or by any state, municipality, subdivision or instrumentality of the United States of America or of any foreign country, or by any other taxing authority, which are due and payable by Buyer, and all interest and penalties thereon, whether disputed or not, have been paid in full, all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed and all deposits required by law to be made by Buyer with respect to such taxes have been duly made. Except as set forth in Exhibit 4.11, Buyer has not been delinquent in the payment of any domestic or foreign tax, assessment or governmental charge or deposit affecting the assets and business of Buyer, and Buyer has no tax deficiency or claim outstanding, proposed or assessed against it, and there is no basis for any such deficiency or claim which may affect the assets of Buyer.

4.12 Ownership of Assets. Subject to the terms of the Novation Agreement referred to in Paragraph 3.28, supra, Buyer owns outright, and has good and remarkable title to all of its assets, properties and business (including all assets reflected in the financial statements or management accounts provided by Buyer under this Agreement, except as the same may have been disposed of in the ordinary course of business since the date of the financial statement or management accounts), free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or charges, except those listed on Exhibit 4.12. Exhibit 4.12 sets forth a true and complete list and brief description of all patents, copyrights, trademarks, trade names and other similar intangible assets which are either owned by Buyer or in which the Buyer has an interest. Except as set forth in
Exhibit 4.12, to the best of the knowledge of the Buyer no other person, firm or corporation has any proprietary or other interest in any such intangible assets. Except as set forth in Exhibit 4.12, to the best of the knowledge of the Buyer is not a party to or bound by any license or agreement requiring the payment to any person, firm or corporation of any royalty. Buyer does not know, or have reasonable grounds to know of, any violation by others of the trademark, trade name or patent rights of Buyer. To the best of the knowledge of the Buyer is not infringing upon any patent, copyright, trade name or trademark or otherwise violating the rights of any third party with respect thereto, and no proceedings have been instituted or, to the knowledge of Buyer is threatened, and no claim has been received by Buyer alleging any such violation.

4.13 Litigation, Compliance with Law. Except as set forth in Exhibit 4.13, there are no actions, suits, proceedings or governmental investigations relating to Buyer or to any of its properties, assets or business pending or, to the knowledge of Buyer , threatened, or any order, injunction, award or decree outstanding against Buyer or against or relating to any of its properties, assets or business; and Buyer knows of no basis for any such

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action, suits or proceedings within the past two years or any such governmental investigation, orders, injunctions or decrees. Buyer is in not in violation of any law, regulation, ordinance, order, injunction, decree, award or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business which could be reasonably expected to have a materially adverse effect upon the business of Buyer.

4.14 Permits and Licenses. Exhibit 4.14 sets forth all permits, licenses, orders, franchises and approvals from all federal, state, local and foreign governmental regulatory bodies held by Buyer. Buyer has all permits, license, orders, franchises and approvals of all federal, state, local and foreign governmental or regulatory bodies required of it to carry on its business as presently conducted. All such permits, licenses, orders, franchises and approvals are in full force and effect. To the knowledge of Buyer, no suspension or cancellation of any such permits, licenses, orders, franchises and approvals is threatened, and Buyer is in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which have issued permits, licenses, orders, franchises and approvals. Exhibits 4.14 also set forth a brief description of all motor vehicles owned or leased by Buyer and the state of title thereof.

4.15 No Breach. Neither the execution and delivery of this Agreement by Buyer nor compliance by Buyer with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

(a) violate or conflict with any provision of the Articles of Incorporation or By-Laws of Buyer;

(b) violate, or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a material default under, the terms of any agreement or other document or undertaking, oral or written to which Buyer is a party or by which either its properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be, obtained);

(c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Buyer pursuant to the terms of any such agreement or instrument;

(d) violate any judgment, order, injunction, decree or award against, or binding upon, Buyer or upon its properties or assets; or

(e) violate any law or regulation of any jurisdiction relating to Buyer or any of its securities, assets or properties.

4.16 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly between Unico and Seller and Multiwave without the intervention of any broker, finder, investment banker or other third party.




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4.17 Untrue or Omitted Facts.  No representation or warranty by Buyer contained in this Agreement, nor any statement or certificate furnished or to be furnished by Buyer to Seller and Multiwave or its representatives in connection herewith or pursuant hereto, or any financial statement or document delivered by Buyer to Seller or Multiwave or its representatives, contains or at the Closing will contain any untrue statement of a material fact, or omits to state or will omit to state any material fact required to make the statements herein or therein contained not misleading or necessary in order to provide a prospective Sellers of the Shares with adequate information as to Buyer and its condition (financial and otherwise), and the assets of Buyer and their condition, and Buyer has disclosed to Seller and Multiwave in writing all material adverse facts known to them, or any of them, relating to the same. The representations and warranties contained in this Article 4, or elsewhere in this Agreement, or any document delivered pursuant to hereto, shall not be affected or deemed waived by reason of the fact that Seller and Multiwave or its representatives knew, or should have known, that any such representation or warranty is or might be inaccurate in any respect.

4.18 Sale of Additional Shares. Buyer represents and warrants that, prior to Closing, it has not and will not sell any of its Common Stock through a private or public offering for less than the Weighted Average Price, as defined herein.


ARTICLE 5

PRE-CLOSING COVENANTS

Buyer, Seller and Multiwave each hereby covenant to the other that, from and after the date hereof, and until the Closing or earlier termination of this
Agreement:

5.1 Access. It shall afford to the officers, attorneys, accountants and other authorized representatives of the other free and full access, during regular business hours and upon reasonable notice, to its books, records, personnel and properties (including, without limitation, the work papers prepared by its auditors) so that such other party may have full opportunity to make such review, examination and investigation as it may desire of its respective business and affairs. It will cause its employees, accountants and attorneys to cooperate fully with the review, examination and investigation and to make full disclosure to the other party of all material facts affecting their respective financial conditions and business operations. All material disclosed will be held in strict confidence by the recipient. Any such furnishing of information to Buyer or any investigation by Buyer shall not affect Buyer's right to rely on any representations and warranties made by
Seller in this Agreement or in connection herewith or pursuant hereto.   Any
such furnishing of information to Seller or any investigation by Seller or any of them shall not affect Seller's right to rely on any representations and warranties made by the Buyer in this Agreement or in connection herewith or pursuant hereto.

5.2 Conduct of Business. Prior to the Closing, Multiwave and Buyer shall conduct their business and affairs only in the ordinary course and consistent with their prior practices and shall maintain, keep and preserve their assets in good condition and repair and maintain insurance thereon in accordance with present practices, and use their best efforts to preserve their business

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organizations intact to keep available the services of their present officers, employees and consultants, and to preserve their respective goodwill. Seller and Multiwave on the one hand, and Buyer on the other hand, shall give the other prompt written notice of any change in any of the information contained in the representations and warranties made in Articles 3 and 4 or elsewhere in this Agreement or the exhibits referred to herein which occurs prior to the Closing.

5.3 No Breach. It will: (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as at the Closing as if repeated at the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify the other of any event or fact which represents or is likely to cause such a breach or default.

5.4 No Negotiations. Seller and Multiwave will not enter into or conduct negotiations, or enter into any agreement or understanding, for the sale or possible sale of any of Multiwave's securities or assets, with anyone other than Buyer unless the Closing shall not have occurred by October 30, 1998 or such extended Closing Date as mutually agreed by Buyer, Seller and Multiwave.


ARTICLE 6

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER TO CLOSE

The obligations of Buyer to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by Buyer (except when the fulfillment of such condition is a requirement of law).

6.1 Representations and warranties. All representations and warranties of Seller and Multiwave contained in this Agreement and in any written statement (including financial statements and documents), exhibit, certificate, schedule or other document delivered or to be delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

6.2 Covenants. Seller and Multiwave shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.3 No Actions. No action, suit, proceeding or investigation shall have been instituted, and be continuing before a court or before or by a governmental body or agency, and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of Buyer to own the Shares or to operate or control the assets, properties and business of Multiwave after the Closing Date, or which might have a materially adverse effect thereon.





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6.4  Consents, Licenses and Permits.  Seller and Multiwave shall have obtained all consents, licenses and permits of third parties necessary for the performance by it of all of its obligations under this Agreement, and such other consents, if any, to prevent: (i) agreements of Multiwave from terminating, the termination of which, in the aggregate, would have a material adverse effect on the business, financial condition or assets of Multiwave; or
(ii) any material indebtedness of Multiwave from becoming due or being subject to becoming due with the passage of time or on notice as a result of the performance of this Agreement, any other provisions of this Agreement to the contrary notwithstanding.

6.5 Certificate. Buyer shall have received a certificate dated the Closing Date, signed by an authorized officer or agent of Uraco, and NEL, and by Dr. Soo, James Tan and any other selling Shareholder as to the satisfaction of the conditions contained in Sections 6.1, 6.2, 6.3, 6.4 and 6.6.

6.6 No Material Adverse Change. There shall have been no material adverse change at the Closing Date in the business, assets and properties, financial status or prospects of Multiwave since June 30, 1998.

6.7 Documents. All documents required to be delivered to Buyer at or prior to the Closing shall have been so delivered.


ARTICLE 7

CONDITIONS PRECEDENT TO THE OBLIGATION OF
SELLER TO CLOSE

The obligation of Seller to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by Seller (except when the fulfillment of such condition is a requirement of law).

7.1 Representations and warranties. All representations and warranties of Buyer contained in this Agreement and in any written statement, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

7.2 Covenants. Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 No Actions. No action suit, proceedings, or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or have been threatened, and be unresolved, to restrain or prevent, or obtain damages in respect of, the carrying out of the transactions contemplated hereby.

7.4 Consents, Licenses and Permits. Buyer shall have obtained all consents, licenses and permits of third parties necessary for the performance by Buyer of all of its obligations under this Agreement, and such other consents, if any, to prevent; (i) agreements of Buyer from terminating, the termination of which, in the aggregate, would have a material adverse effect on the business,

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financial condition or assets of Buyer , or (ii) any material indebtedness of
Buyer from becoming due or being subject to becoming due with the passage of time or on notice as a result of the performance of this Agreement, any other provisions of this Agreement to the contrary notwithstanding.

7.5 Certificate. Seller shall have received a certificate of Buyer, dated the Closing Date, signed by the President and Secretary of Buyer as to the satisfaction of the conditions contained in Sections 7.1, 7.2, 7.3 and 7.4 and 7.6.

7.6 No Material Adverse Change. There shall have been no material adverse change at the Closing Date in the business, assets and properties, financial status or prospects of Buyer since the Balance Sheet Date.

7.7 Documents. All documents required to be delivered to Seller at or prior to the Closing shall have been so delivered.


ARTICLE 8

CLOSING

8.1 Time and Location. The Closing provided for herein shall take place at the offices of Kristin M. Cano, 1 Corporate Plaza, Newport Beach, California on the 30th of November, 1998, or at such other time and place as may be mutually agreed to by the parties hereto. Such date is referred to in this Agreement as the "Closing Date".

8.2 Items to be Delivered by Seller. At the Closing, Seller will deliver or cause to be delivered to Buyer:

(a) Certificates representing the Shares in accordance with Section 1.1 hereof, accompanied by all instruments and documents as in the opinion of Buyer's counsel, shall be necessary to effect the transfer of and to vest title in and to the Shares in Buyer , free and clear of all manner of liens, pledges, encumbrances, charges and claims thereon;

(b)  The certificate required by Section 6.5;

(c) Such other certified resolutions, documents and certificates as are required to be delivered by Seller and Buyer pursuant to the provisions of this Agreement.

(d)  All of Multiwave's corporate documents and records.

8.3 Items to be Delivered by Buyer . At the Closing, Buyer will deliver or cause to be delivered to Seller:

(a)  The certificate required by Sections 7.5;

(b) Such other certified resolutions, documents and certificates as are required to be delivered by Buyer pursuant to the provisions of this Agreement.

(c)  The common stock certificates of Buyer to be delivered under Section
1.3.

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8.4  Additional Documentation.  Both Seller and Multiwave, on the one hand, and Buyer on the other hand, at any time before or after the Closing, will execute, acknowledge and deliver any further documents reasonably requested by the other, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the other.


ARTICLE 9

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

9.1 Survival. Each statement, representation, warranty, indemnity, covenant and agreement made by Seller or Multiwave in this Agreement or in any document, certificate or other instrument delivered by or on behalf of Seller or Multiwave pursuant to this Agreement or in connection herewith shall be deemed several statement, representation, warranty, indemnity, covenant and agreement of each of NEL, Uraco, Dr. Soo and James and Multiwave. All statements, representations, warranties, indemnities, covenants and agreements made by each of the parties to this Agreement shall survive the Closing for a term of one year with the exception of those regarding taxes which shall survive until the expiration of the respective periods within which such taxes may be assessed.

9.2  Seller's Indemnification.

Each of NEL, Uraco, Dr. Soo and James and Multiwave, severally, hereby indemnify in proportion of their shareholding held in Multiwave in relation to the total issued share capital of Multiwave as at the date of this Agreement and agree to hold Buyer harmless from and defend Buyer against and in respect of (and shall on demand reimburse Buyer for):

(i) any and all losses, liabilities, costs (including without limitation attorneys' fees) or damages incurred or suffered by the Buyer resulting from any untrue representation, breach of warranty, or nonfulfillment of any covenant by Seller or Multiwave contained herein or in any certificate, document or instrument delivered to Buyer pursuant hereto or in connection herewith;

(ii) any and all losses, liabilities, costs (including without limitation attorneys' fees and costs) or damages suffered or incurred by Buyer in respect of or in connection with any liabilities of Seller or Multiwave not expressly assumed by Buyer hereunder;

(iii) any and all losses, liabilities, costs (including without limitation attorneys' fees and costs) or damages suffered or incurred by Buyer by reason of or in connection with any claim for a finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or at the instance of Seller or Multiwave with respect to this Agreement or any of the transactions contemplated hereby; and

(iv) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation attorneys' fees and costs) incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

9.3  Liability Limitation.    The provisions of this Section 9.3 shall operate
to limit the liability of each of Uraco, NEL, Dr Soo and James under or in connection with all claims made by the Buyer under Sections 3 and 9.2. The Buyer, Multiwave and the Seller each agree as follows:

(i)  the representations and warranties given or made by Uraco and NEL under
Section 3 are in respect of matters arising on and from [date they became shareholders] to the Closing Date (the "Uraco/NEL Warranty Period") and no warranty is hereby given and no representation is hereby made by either Uraco or NEL in relation to any matter or event concerning Multiwave which arose or occurred prior to April 1, 1997. Accordingly, any claim against Uraco and/or NEL shall be in respect of any matters relating to Multiwave during the Uraco/NEL Warranty Period;

(ii) the liability of Uraco in respect of any claim shall not exceed 45.45% of the amount payable to the Buyer in respect of such claim and the liability of NEL in respect of any claim shall not exceed 45.45% of the amount payable to the Buyer in respect of such claim; and

(iii) the total liability of each of Uraco, NEL, James and Dr. Soo arising by reason of any and all claims asserted by the Buyer under section 9.2 shall not exceed the total consideration paid by the Buyer to them pursuant to
Section 14.

9.4  Buyer's Indemnification.

Buyer hereby agrees to indemnify and hold Seller and Multiwave, and each of them, harmless from, against and in respect of (and shall on demand reimburse them for):

(i) Any and all losses, liabilities, costs (including without limitation attorneys' fees and costs) or damages resulting from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Buyer contained herein or in any certificate, document or instrument delivered to Seller hereunder or in connection herewith;

(ii) Any and all liabilities, costs (including without limitation attorneys' fees and costs) or obligations of Seller specifically assumed by Buyer pursuant to this Agreement; and

(iii) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation attorney's fees and costs) incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

(iv) any and all actions, suits, proceedings, claims, demands, assessments, judgements, costs and expenses (including without limitation attorneys' fees and costs) incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

9.5 Defense of Claims. An indemnified party shall notify the indemnifying party with reasonable promptness of any claim asserted against it in respect of which the indemnifying party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. The indemnifying party shall have the right to defend any such claim at its own expense and with counsel of its choice, provided, however, that such counsel shall have been approved by the indemnified party prior to engagement, which approval shall not be unreasonably withheld or delayed, and provided further that the indemnified party may participate in such defense, if it so chooses, with its own counsel and at its own expense.

9.6  Rights Without Prejudice.  The rights of Buyer and Seller under this
Article 9 are without prejudice to any other rights or remedies that either may have by reason of this Agreement or as otherwise provided by law.


ARTICLE 10

TERMINATION AND WAIVER

10.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior the Closing Date:

(a)  By mutual consent of the Board of Directors of Buyer and Seller;

(b) By Buyer, if Buyer fails to obtain shareholder approval, if required by law or NASDAQ rules.

(c) By Buyer if any of the conditions set forth in Article 6 shall not have been fulfilled on or prior to the Closing Date, or shall become incapable of fulfillment at any time, and shall not have been waived;

(d) By Seller if any of the conditions set forth in Article 7 shall not have been fulfilled on or prior to the Closing Date, or shall have become incapable of fulfillment at any time, and shall not have been waived;

(e) By Seller, or any of them, or Buyer if any material legal action or proceedings shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated by this Agreement which makes it inadvisable, in the judgment of Seller or Buyer , to consummate same.

(f) By Buyer or Seller (acting by a majority by reference to the total shareholdings in Multiwave as at the date of this Agreement) if either is not satisfied with the Exhibits delivered to them pursuant to Paragraph 11.8.

In the event that the Agreement is terminated as described above, this Agreement shall be void and of no force and effect, without any liability or obligation on the part of any of the parties hereto.

10.2 Waiver. Any condition to the performance of either party which legally may be waived on or prior to the Closing Date may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party. The failure of any party at any time or times to require performance of any provision hereto shall in no manner effect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.


ARTICLE 11

MISCELLANEOUS PROVISIONS

11.1 Expenses. Each of the parties hereto shall bear its own expenses in connection herewith.

11.2 Confidential Information. Each party agrees that such party and its representatives will hold in strict confidence all information and documents received from the other parties and, if the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other party all such documents (including the documents annexed to this Agreement) then in such receiving party's possession without retaining copies thereof; provided, however, that each party's obligations under this Section 11.2 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the others or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or shareholders which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed.

11.3 Modification, Termination or Waiver. This Agreement may be amended, modified, superseded or terminated, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by the party waiving compliance. The failure of any party at anytime or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.

11.4 Publicity. The parties agree that no publicity release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by either party without the advance approval of both the form and substance of the same by the other party and its counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

11.5 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or by an American international overnight delivery service as follows:

      If to Buyer, to:

               John Hwang, President
               Unico, Inc.
               2925 Bayview  Drive
               Fremont, CA 94538
                                      202

      With a copy to:

               Kristin M. Cano
               Law Offices of Kristin M. Cano
               1 Corporate Plaza
               Newport Beach, CA 92660

      and if to Seller, to:

               Tan Meng Dong James
               Multiwave Innovations Pte Ltd.
               25 Serangoon North Avenue 5,
               6th Floor, Uraco Building
               Singapore 554914

       With a copy to:

               Dilhan Pillay
               Wong Partnership
               80 Raffles Place #58-01
               UOB Plaza 1
               Singapore 048624

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notices of any such change in the manner provided herein for giving notice.

11.6 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by any party without the express consent of the other parties.

11.7 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.

11.8 Exhibits. All exhibits annexed hereto and the documents and instruments referred to herein shall be delivered at the Closing are expressly made a part of this Agreement as fully as though completely set forth herein, and all references to this Agreement herein or in any of such exhibits, documents or instruments shall be deemed to refer to and include all such exhibits, documents and instruments. Multiwave will forward complete sets of all Exhibits in this Agreement to each of Unico, Uraco and NEL not later than 14 days before Closing for their review. In the event that either of Unico or the Sellers (acting by a majority by reference to their shareholdings in Multiwave as at the date of this Agreement) are not satisfied with the exhibits or any of their respective contents, they may elect to terminate this Agreement with immediate effect, without any liability or obligation and upon such termination, this Agreement shall ipso facto cease and be of no effect and no party shall have any claim against any of the parties for anything whatsoever.

11.9 Governing Law/Attorneys' Fees/Venue. This Agreement shall be governed by and construed in accordance with the laws of the United States and the laws of the State of California applicable to agreements made and to be performed entirely within that state, excluding the choice of law rules thereof. Venue in any action arising out under this Agreement shall be in the state and federal courts in Orange County, California. Each of the parties expressly consents to the personal jurisdiction over it/him by a court sitting in Orange County, California. In any action arising under this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees.

11.10 Section Headings. The section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

11.11 Cooperation. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

11.12 Counterparts. This Agreement may be executed in one or more counterparts. Facsimile copies shall have the same force and effect as originals.

WITNESS the execution of this Agreement as of the date first above written.

UNICO, INC.                        URACO HOLDINGS, LTD.


By    /s/ John Hwang                    By    /s/ Philip Tan
     John Hwang, President                   Philip Tan, Director


NATSTEEL ELECTRONICS, LTD.               MULTIWAVE INNOVATION PTE, LTD.


By    /s/ Chay Yee Meng                    By     /s/ James Tan
                                                 Tan Meng Dong James


      /s/ Dr. Soo Jia Sian                      /s/  James Tan
Dr. Soo Jia Sian, individually          Tan Meng Dong James, individually



                                Exhibit 1.4

                             Proportion of                Proportion of
 Name of Seller              Buyer's Stock                Base Purchase Price
 --------------              -------------                -------------------
Uraco Holdings Ltd.              67.27%                      US$ 3,363,500
NatSteel Electronics Ltd.        27.27                           1,363,500
James Tan Meng Dong               3.33                             166,500
Dr. Soo Jia Sian                  2.13                             106,500
 --------------              -------------                -------------------
TOTAL                           100.00%                      US$ 5,000,000

                                 UNICO, INC.

                                SCHEDULE 14A

                                 APPENDIX I

                       AUDITED FINANCIAL STATEMENTS
                         AT FEBRUARY 28, 1998 OF
         OLD UNICO (UNICO, INC. PRIOR TO THE JUNE 30, 1998 ACQUISITION)

Report of Independent Auditors

Stockholders and Board of Directors
Unico, Inc.

We have audited the accompanying consolidated balance sheets of Unico, Inc. and subsidiaries as of February 28, 1998 and 1997, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the three years in the period ended February 28, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free
of material misstatement.   An audit includes examining, on a test basis,
evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Unico, Inc. and subsidiaries as of February 28, 1998 and 1997, and the consolidated results of operations and cash flows for each of the three years in the period ended February 28, 1998, in conformity with generally accepted accounting principles.







                                    Atkinson & Co., Ltd.

Albuquerque, New Mexico
May 14, 1998 (Except Note Q, for which the date is June 11, 1998)

UNICO, INC.
Consolidated Balance Sheets

                                               February 28,      February 28,
                                                      1998              1997


ASSETS

CURRENT ASSETS
   Cash and cash equivalents                    $ 1,236,506       $   349,055
   Accounts receivable - Note B                      22,059           114,685
   Accounts and accrued interest receivable
     from related parties - Note H                    2,390             7,899
   Inventories                                       20,861            20,861
   Income tax refund receivable                       6,567           340,298
   Notes receivable from related parties - Note H   102,026           310,200
     TOTAL CURRENT ASSETS                         1,390,409         1,142,998

PROPERTY, PLANT AND EQUIPMENT, at cost - Note E
   Land, buildings and improvements                 434,327           434,327
   Equipment                                        164,930           164,930
   Crude oil refining equipment                   1,183,333         1,183,333
   Co-generation facilities - Note D                290,298           290,298
   Oil and gas properties, (successful efforts
     method) - Notes L and M                        894,400           894,400
                                                  2,967,288         2,967,288
   Less accumulated depletion and depreciation   (1,960,679)       (1,828,936)
                                                  1,006,609         1,138,352

OTHER ASSETS
   Notes receivable - Note B                          8,383             9,318
   Investment in partnership - Note N                   -             134,663
   Investment in Chatfield Dean - Note O            600,500           600,000
   Other assets and deferred charges,
     net - Note C                                   167,866           152,359
                                                    776,749           896,340



                                                $ 3,173,767       $ 3,177,690













                                      206


Consolidated Balance Sheets, Continued

                                                February 28,      February 28,
                                                       1998              1997


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                             $    62,553        $   87,033
   Taxes other than income taxes                      9,156             2,566
   Other accrued expenses                               -               3,115
   Income taxes payable - Note G                     25,024               -
   Current portion of convertible subordinated
     debentures payable to related parties
     - Notes F and H                                    -             178,000
   Current portion of long-term debt - Note E           -               8,892
      TOTAL CURRENT LIABILITIES                      96,733           279,606

LONG-TERM DEBT, net of current portion - Note E         -               9,727


DEFERRED TAXES PAYABLE - Note G                      58,250            85,800
COMMITMENTS AND CONTINGENCIES - Note I                    -                 -


STOCKHOLDERS' EQUITY
   Preferred stock, $0.01 par value,
     authorized 8,000,000 shares, none
     outstanding
   Common stock, $0.20 par value,
     authorized 2,500,000 shares,
     issued and outstanding 1,129,308
     shares in 1998 and 986,590 in 1997
     - Notes A and F                                225,862           197,318
   Additional paid in capital - Notes A and F     2,213,837         2,042,576
   Less: Treasury stock 3,699 shares in 1998         (9,016)              -
   Retained earnings                                588,101           562,663
                                                  3,018,784         2,802,557



                                                $ 3,173,767       $ 3,177,690

The accompanying notes are an integral part of these financial statements.

UNICO, INC.
Consolidated Statements of Operations
                                                   For the year ended
                                      Feb 28, 98     Feb 28, 97    Feb 29, 96
REVENUES
  Natural gas sales                  $   216,137    $   244,666   $   140,794
  Electrical capacity and energy             -          214,697       666,345
  Processing and terminalling agreements     -              -          59,944
  Petroleum product sales                    -          478,662       468,491
  COTI commissions                           -              -         116,051
  Rent and other income                   20,125         12,947        14,468
                                         236,262        950,972     1,466,093
COSTS AND EXPENSES
  Cost of sales                          101,787        676,637     1,478,679
  General and administrative             318,451        293,484       293,252
  Depletion, depreciation & amortization 131,743        135,340       140,483
  Interest, net                          (27,792)         6,883        (5,991)
                                         524,189      1,112,344     1,906,423
INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                   (287,927)      (161,372)     (440,330)

  Provision (benefit) for income taxes - Note G
   Current                               (80,499)       (39,132)     (142,227)
   Deferred                              (15,700)       (16,100)      (10,800)
                                         (96,199)       (55,232)     (153,027)

   NET INCOME (LOSS) FROM
     CONTINUING OPERATIONS              (191,728)      (106,140)     (287,303)

DISCONTINUED OPERATIONS
  Income from operations related to the investment
    in IC Partners, Ltd. (Less applicable income
    taxes of $80,384, $(263,574), and $527,953
    for 1998, 1997, and 1996
    respectively-Note N                  264,732       (619,436)      829,219

  Loss on disposal of investment in IC
    Partners, Ltd.(Less applicable income
    tax credit of $(14,443)-Note N       (47,566)           -             -

  NET INCOME (LOSS)                  $    25,438    $  (725,576)   $  541,916

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                     986,413        986,590       986,590

BASIC AND FULLY DILUTED EARNINGS PER SHARE
  Net income (loss) from continuing
    operations                       $     (0.19)   $     (0.11)   $    (0.29)
  Net income (loss) from discontinued
    operations                              0.22          (0.63)         0.84
  Net income (loss) per share        $      0.03    $     (0.74)   $     0.55

The accompanying notes are an integral part of these financial statements.

                                      208

UNICO, INC.
Consolidated Statements of Cash Flows

                                                          For the year ended
                                     February 28,   February 28,  February 29,
                                            1998           1997          1996

CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                  $    25,438    $  (725,576)   $  541,916
  Adjustments to reconcile net income (loss) to net
    cash provided (used) by operating activities:
    Depreciation, depletion and
      amortization                       131,743        135,340       140,483
    Deferred income taxes                (27,550)       (15,250)          150
    Dry hole costs                           -              -          28,310
    Conversion of interest on
      debentures to common stock          18,690            -             -
    (Income) loss on investment in
      partnership                        (44,121)     1,347,238    (1,029,736)
    Changes in operating assets
      and liabilities:
      (Increase) decrease in accounts
         receivable                       98,135        (16,333)       99,913
      Decrease in inventories                -           15,455        46,797
      Increase (decrease) in accounts
         payable and accrued expenses    (17,890)       (22,606)          663
      Decrease in refundable deposits      2,541          1,720           -
      Increase (decrease) in income taxes
        accrued/receivable               358,755       (707,449)      127,195
  NET CASH FLOW (USED) BY
     OPERATING ACTIVITIES                545,741         12,539       (44,309)

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases of property and equipment        -          (26,950)          -
  Increase in cash value of life
    insurance polices                    (18,048)       (22,455)      (23,015)
  Increase in certificates of deposit and
    short-term investments                   -           (6,616)      (52,309)
  Decrease in certificates of deposit and
    short-term investments                   -          128,474           -
  Redemption of certificates of deposit      -          235,000           -
  Cash distributions from partnership    178,784        318,829       417,554
  Investment in Chatfield Dean              (500)      (100,000)     (500,000)
  Issuance of notes receivable          (416,300)      (310,200)     (350,000)
  Collections of notes receivable        625,409          1,500       355,500
  NET CASH FLOW PROVIDED (USED) BY
    INVESTING ACTIVITIES                 369,345        217,582      (152,270)




                                      209

UNICO, INC.
Consolidated Statements of Cash Flows (Continued)

CASH FLOWS FROM FINANCING ACTIVITIES

  Purchase of treasury stock              (9,016)          -              -
  Proceeds from issuing long-term debt       -           26,950           -
  Payments on long-term debt             (18,619)      (140,425)      (86,207)
  NET CASH FLOW (USED) BY
    FINANCING ACTIVITIES                 (27,635)      (113,475)      (86,207)

  INCREASE (DECREASE) IN CASH
    AND CASH EQUIVALENTS                 887,451        116,646      (282,786)

  CASH AND CASH EQUIVALENTS AT BEGINNING
    OF YEAR                              349,055        232,409       515,195

  CASH AND CASH EQUIVALENTS AT
    END OF YEAR                      $ 1,236,506    $   349,055     $ 232,409

The Company paid interest of approximately $1,600, $29,000, and $36,600 in 1998, 1997 and 1996, respectively.

The Company paid income taxes of $200 in 1998, $406,981 in 1997, and $251,000 in 1996 and received a refund of income taxes of $362,300 in 1998, $1,300 in 1997, and $3,400 in 1996.

Supplemental Schedule of Noncash Financing Activities:

The Company converted $178,000 of debentures to common stock on February 28, 1998.

The accompanying notes are an integral part of these financial statements.

UNICO, INC.
Consolidated Statements of Changes
in Stockholders' Equity


                                                               Additional

Total
                                           Common Stock           Paid In

Retained      Treasury    Stockholders'
                                    Shares         Par value      Capital

Earnings        Stock        Equity

BALANCE, February 28, 1995           986,590     $  197,318   $  2,042,576
$  746,323     $      -      $ 2,986,217

  Net income                            -              -              -

541,916            -          541,916

BALANCE, February 29, 1996           986,590        197,318      2,042,576

1,288,239            -        3,528,133

  Net loss                              -              -              -

(725,576)           -         (725,576)

BALANCE, February 28, 1997           986,590        197,318      2,042,576

562,663            -        2,802,557

  Conversion of debentures           142,718         28,544        171,261

-              -          199,805

  Purchase of treasury stock             -              -              -

-           (9,016)        (9,016)

  Net income                             -              -              -

25,438            -           25,438


BALANCE, February 28, 1998         1,129,308      $ 225,862    $ 2,213,837
$   588,101       $ (9,016)   $ 3,018,784

The accompanying notes are an integral part of these financial statements.

                                      211

UNICO, INC.
Notes to Consolidated Financial Statements
February 28, 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity: The Company operates a petroleum products refinery and a 3,000 kilowatt co-generation facility. The Company owns an interest in certain natural gas producing properties located in southwestern Kansas and is the operator of the properties. Until September 1, 1997, the Company was the general partner and a limited partner of a partnership which is engaged in the operation of a 250 ton per day methanol production facility in Commerce City, Colorado. Effective as of September 1, 1997, the Company sold its interest in the partnership and operating results related to this activity are reported as discontinued operations for all years presented.

The Company's financial statements for the year ended February 28, 1998 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company incurred a net loss of $725,576 for the year ended February 28, 1997 and incurred a loss from continuing operations of $191,728 for the year ended February 28, 1998, and several of the Company's revenue sources have substantially declined over the past two years. Management recognizes that the Company must generate additional resources to replace its existing depleting revenue base. The Company has positive working capital and positive stockholders' equity at February 28, 1998. The Company also has no debt service requirements at February 28, 1998. The Company's current declining revenue stream would allow the Company to sustain operations on an ongoing basis for at least the next fiscal year. Management's plans to enhance its revenue base include consideration of the sale of its refinery in Fredonia, Arizona, with a possible continued equity participation, acquisition of additional refinery equipment in other locations through a private placement offering, or other business transactions which would generate sufficient resources to assure continuation of the Company's operations. See Also Note Q.

Basis of Presentation: The accompanying consolidated financial statements include the operations of Unico's wholly-owned subsidiaries, Intermountain Refining Co., Inc. ("IRC"), Intermountain Chemical, Inc., ("IC") and Gas Technologies Group, Inc., ("GTGI"). All significant intercompany accounts and transactions have been eliminated. The operations of IC and GTGI were liquidated into the Company on February 28, 1998. See also Note N.

Cash and Cash Equivalents:   For purposes of reporting cash flows, cash and
cash equivalents include cash on hand, cash in depository institutions, and interest bearing over-night cash investments. The Company maintains its cash balances and certificates of deposit in various local financial institutions. The balances maintained are in excess of the maximum insurance provided by the Federal Deposit Insurance Corporation.

Inventories: Raw materials, refined products, materials, and supplies inventories of IRC are stated at the lower of cost (first-in, first-out) or market.

Property, Plant and Equipment:   Property, plant and equipment is stated at
cost. Depreciation of property and equipment is provided on the straight-line method over the following useful lives:
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
   Buildings                                    15-20
   Equipment                                     3-20
   Crude Oil Refining Equipment                  5-20
   Co-generation Facilities                      5-15

Maintenance, repairs and renewals which neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Electrical generator repair expenses are accrued based on machine hours utilized. Actual repair costs are charged against the accrued liability when incurred. Gains or losses on disposition of property are included in results of operations.

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held are recognized based on the excess of the assets carrying amount and fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Investment in Partnership and Chatfield Dean: The investment in IC Partners Limited Partnership has been accounted for under the equity method. The Company's share of the results of operations of the Partnership, are reflected in discontinued operations of the Company. Cash distributions from the Partnership have been reflected as a reduction of the investment in the Partnership. Summarized financial information for IC Partners Limited Partnership has been presented in Note N to these financial statements. The Company sold its interest in the partnership effective as of September 1, 1997.
The investment in Chatfield Dean is reported at cost and is discussed in Note O to these financial statements.

Oil and Gas Properties: The successful efforts method of accounting for the acquisition, exploration, development and production of oil and gas properties is utilized. Costs of acquiring undeveloped oil and gas leases are capitalized.
All development costs of proved properties are capitalized as incurred and all exploration costs are expensed. The capitalized costs of oil and gas wells and related equipment are amortized by the units-of-production method based on the estimated proved oil and gas reserves.

Income Taxes: Deferred income taxes are provided on temporary differences arising primarily from the use of straight-line depreciation for financial reporting purposes and accelerated depreciation on certain assets for income tax purposes. The Company files a consolidated income tax return with its wholly-owned subsidiaries. Taxes are allocated to each subsidiary as if separate returns are filed. Investment tax credits are accounted for on the flow-through method.

Earnings Per Share: Income (loss) per share is based on the weighted average number of common shares outstanding during each period. Stock warrants are not included in fully diluted earnings per share because they are antidilutive. The assumed conversion of subordinated debentures into common stock prior to their conversion in 1998 were not included in fully diluted earnings per share because they were antidilutive.

Reclassifications:   Certain reclassifications have been made to the 1997 and
1996 financial statements to conform with the 1998 presentation.

Estimates:   The preparation of financial statements in conformity with
                                      213
generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments:   The carrying amount of cash and cash
equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value because of the short maturity of these amounts. The carrying amount of the Company's notes receivable, long-term debt and debentures approximate fair value because the interest rates are at or near market value.

NOTE B - ACCOUNTS AND NOTES RECEIVABLE

Accounts receivable consists of amounts due from customers for sales of petroleum products, natural gas, and electrical energy and capacity. Such credit sales are generally made on terms ranging from net 10 days to net 30 days in accordance with normal industry practice. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Management does not believe that an allowance for bad debts on accounts receivable is necessary.

Notes receivable consists of a note to a related party for $102,026 (See Note H), and a $8,383 note, due in monthly installments through 2000, secured by various collateral including real estate and equipment. The Company uses the specific write-off method of accounting for bad debts.

NOTE C - OTHER ASSETS AND DEFERRED CHARGES

Other assets and deferred charges consist of the following:
                                                February 28,   February 28,
                                                    1998          1997

   Cash value of life insurance contracts         $ 167,591      $ 149,543
   Utility and license deposits                         275          2,816
                                                  $ 167,866      $ 152,359

NOTE D - CO-GENERATION  FACILITIES

IRC installed energy co-generation facilities at its refinery and commenced operations of the co-generation equipment in February 1986. The co-generation facilities and certain ancillary equipment had been acquired under an operating lease with the manufacturer of the equipment. In January 1993, the original lease of the co-generation facilities expired and a new operating lease was negotiated. The new lease had a term of three years with fixed monthly lease payments of $7,300. As of February 29, 1996, the lease had expired and continued on a month to month basis pending re-negotiation of the lease. In April 1996, the Company acquired the generators from the lessor for $26,950.

In conjunction with the operation of the co-generation facilities, IRC had entered into an agreement with a local utility company for the sale of electrical capacity and energy. The agreement was terminated in 1997. Revenues from the sale of electrical generating capacity and energy were approximately $0 in 1998, $215,000 in 1997, and $666,000 in 1996, and
rental expense under the operating lease was approximately $7,300 in 1997, and $88,000 in 1996.

NOTE E - LONG-TERM DEBT

Long-term debt consists of the following:
                                                February 28,   February 28,
                                                    1998           1997
Note payable to Caterpillar Financial
  Services, fixed rate of 9%, due in monthly
  installments of $851 per month through
  03/01/99. Secured by co-generation equipment
  with a book value of $23,000 as of February
  28, 1998.  This note was fully retired
  during 1998.                                    $     -        $  18,619
                                                        -           18,619
Less current portion                                    -           (8,892)
                                                  $     -        $   9,727

NOTE F - CONVERTIBLE  SUBORDINATED  DEBENTURES


The Company had $178,000 of four year 10.5% subordinated convertible debentures issued to related parties which were originally issued in September 1986. The maturity date of the debentures had been extended on several occasions by mutual agreement of the parties. Effective February 28, 1998, the Company accepted an offer by the holder of the debentures to convert all of the debentures, along with the accrued interest thereon, into 142,718 shares of common stock. The conversion price accepted in the offer was $1.40 per share compared to the original conversation price of $8.00 per share.

In addition to the conversion of the debentures, the Company reduced the exercise price on 11,125 warrants attached to the debentures from $5.00 per share to $1.40 per share and extended the expiration date of the warrants to December 31, 1999.

Interest expense related to these debentures was approximately $18,700 in 1998, $18,700 in 1997, and $18,700 in 1996.

NOTE G - INCOME TAXES

Income tax expense (benefit) from continuing operations differs from income tax at the statutory rate of 34% as follows:

                                       February 28,February 28,February 29,
                                           1998       1997        1996

   Income taxes at statutory rate             (34)%   (34)%       (34)%
   State income taxes                           -       3 %        (5)%
   Other (net)                                  1 %    (3)%         4 %
   Income tax expense (benefit)               (33)%   (34)%       (35)%

Income tax expense (benefit) for the periods ended February 28, 1998, February 28, 1997 and February 29, 1996 consists of the following:

Continuing Operations:                      1998       1997        1996
   Current
     Federal                             $ (81,536) $ (44,082)  $(119,724)
     State                                   1,037      4,950     (22,503)
   Deferred
     Federal                               (15,700)   (16,100)    (10,800)
     State                                    -          -           -
   Total taxes continuing operations     $ (96,199) $ (55,232)  $(153,027)

Discontinued Operations:
   Current
     Federal                                77,791  $(264,424)  $ 456,390
     State                                     -          -        60,613
   Deferred
     Federal                               (11,850)       850      10,950
     State                                    -          -           -
   Total taxes discontinued operations   $  65,941  $(263,574)  $ 527,953

As of February 28, 1998, there were no net operating loss carry forwards or unused investment tax credit carry forwards for Federal income tax purposes. As of February 28, 1998 there were approximately $1,163,000 in operating loss carry forwards for state income tax purposes which expire in 4 to 15 years depending on the State to which the carry forwards are allocated. No deferred tax assets have been provided for on the state carryforwards as the realization of those carryforwards is uncertain.

Deferred taxes payable as of February 28, 1998 and February 28, 1997 consist of the following:

                                                       1998        1997
   Deferred tax liability arising from
     using accelerated depreciation
     for income tax purposes                         $ 58,250   $  73,950

   Deferred tax liability arising from
     basis differences in investment in partnership
     for financial and tax reporting purposes             -        11,850

   Deferred taxes payable                            $ 58,250   $  85,800


NOTE H - RELATED PARTY TRANSACTIONS

The Company was obligated under debentures payable to an officer, director and stockholder totaling $178,000 at February 28, 1997 and during the year ended February 28, 1998. Interest expense on the debentures was approximately $18,700 in 1998, 1997 and 1996. As of February 28, 1998, the debentures, along with accrued interest of $21,805, were converted into 142,718 shares of the Company's common stock. See Note F.

In conjunction with the Company's management of SCCLP's Commerce City, Colorado methanol production facilities, the company received certain payments and reimbursements of payroll and related costs. All payments, with the exception of a basic monthly management fee were based on actual costs accrued by the Company. Management fees paid to the Company were $20,833 per month from December 1995 through August 1998, and $8,333 per month from March 1995 through November 1995.

                                            1998       1997        1996

   Direct payroll and benefits         $       -  $ 1,045,426  $ 1,218,879
   Management fees and overhead costs      240,118    465,210      328,815
   Liquified CO2 sales                         -         -          19,997
                                       $   240,118$ 1,510,636  $ 1,567,691

Amounts receivable from SCCLP for these transactions were $0 as of February 28, 1998 and $520 as of February 28, 1997.

In addition to payments received from SCCLP in conjunction with the Company's management of SCCLP, the Company has also received cash distributions associated with its investment in SCCLP. The Company received $318,829 in 1997 and $417,554 in 1996 representing the estimated tax liabilities associated with taxable partnership income allocations through February 1996, and received $178,784 during 1998 representing estimated tax liabilities for operations through August 31, 1997 and the liquidation of IC-PL.

On November 1, 1996, IRC issued an 8%, $325,000 revolving line of credit to Red Hills Manufacturing, Inc. ("RHMCO)" a New Mexico Corporation controlled by certain current and former officers and employees of IRC. The revolving line of credit was established to facilitate the purchase of certain woodworking equipment and to fund start-up working capital requirements of RHMCO. The revolving credit line was scheduled to terminate on December 31, 1997 but was extended until December 31, 1998. The credit line is secured by cash, accounts receivable, inventories and equipment owned by RHMCO. The balance outstanding on the revolving credit line was $102,026 as of February 28, 1998 and $310,200 as of February 28, 1997. In addition, RHMCO was indebted to the Company in the amount of $2,390 as of February 28, 1998 and $7,400 as of February 28, 1997 for interest and accrued expenses. RHMCO is currently occupying unutilized building space owned by IRC in exchange for certain maintenance and monitoring services required by IRC.

NOTE I - COMMITMENTS AND CONTINGENCIES

Reservation of Common Stock: At February 28, 1998, the Company has 11,125 shares of common stock reserved for issuance under stock purchase warrants outstanding. Holders of convertible debentures were issued warrants to purchase common stock at $5.00 per share that expired on September 17, 1990. In consideration to those holders that agreed to extend the maturity date of debentures held by them, the Company extended the expiration date on the associated warrants to purchase 11,125 shares of common stock, until September 17, 1997. In conjunction with the conversion of the debentures on February 28, 1998, the Company agreed to reduce the exercise price on the warrants to $1.40 per share and extend the expiration date to December 31, 1999.

Guarantee of Debt of Others: In January 1994, the Company agreed to provide credit support to Consolidated Oil and Transportation, Inc. ("COTI") in the form of guarantees of commercial credit and stand by letters of credit. COTI is a marketer and transporter of heavy fuel oils and asphalt. The agreement between the parties provided for the Company to obtain a collateral position in COTI, subordinated to commercial lenders to COTI. In exchange for credit support provided to COTI, the Company received a commission of 8.75% of the gross profits of COTI. The Company does not have an ownership interest in COTI. The Agreement expired on December 31, 1995 and has not been renewed. However, the Company continues to be the guarantor on one account. As of the date of this report, commitments to creditors of COTI amount to approximately $1,296,000 under a railcar lease agreement. The railcar lease guarantee relates to a 5 year lease of 100 railcars and the limit of the guarantee is reduced by $648,000 annually as long as COTI is not in default under the terms of the lease. The Company believes that COTI has sufficient working capital to satisfy its outstanding obligations secured by the guarantee.

Environmental Matters: The Company has been involved in the manufacture, storage, and sale of petroleum products since 1979, which exposes the Company to potential claims for environmental remediation costs, if any, of sites previously operated by the Company. The Company is not aware of any claims pending for such sites.

Starlicon Merger: The Company has entered into an agreement to acquire all of the outstanding stock of Starlicon International, Inc. as discussed in Note Q to these financial statements.

NOTE J - EMPLOYEE STOCK OWNERSHIP AND 401(k) PLANS

Effective for the year ended February 28, 1989, the Company adopted an ESOP for the benefit of all of its full time employees. Company contributions to the plan were determined at the discretion of the Company and were limited to the maximum amount deductible for income tax purposes. Eligible employees included all full time employees with a minimum of six months of service as of any anniversary date of the plan and vesting over a six year graded basis applied retroactive as of the effective date of the plan. The Company made no contributions to the ESOP during 1998, 1997, or 1996. Effective as of February 5, 1998, the ESOP plan was terminated with all plan assets distributed to plan participants in accordance with the plan.

In 1994, the Company adopted a 401(k) Plan for the benefit of all its full time employees. Company contributions to the Plan were determined at the discretion of the Company and were limited to the maximum amount deductible for income tax purposes. Eligible employees included all full time employees with a minimum of six months of service as of a semi-annual anniversary date of the plan. Employees were 100% vested in all voluntary contributions and vested in Company contributions over a six year graded basis applied retroactive as of the effective date of the plan. Company contributions to the Plan were $0 for 1998 and 1997, and $11,758 for 1996. Effective as of December 31, 1998 the plan was terminated and all plan assets were distributed to the participants in accordance with the plan.

NOTE K - FINANCIAL  INFORMATION  RELATING  TO  INDUSTRY  SEGMENTS

The Company's major industry segments are natural gas production, petroleum refining and processing, and electrical co-generation. Selected financial information relating to these segments is as follows:

                                              Years Ended
                                  February 28,    February 28,    February 29,
                                      1998            1997             1996
                                             (Dollars in thousands)
REVENUES
 Petroleum refining and processing  $   -          $   478          $   528
 Electrical co-generation               -              215              666
 Natural gas production                 216            245              141
 Other                                   20             13              131
                                    $   236        $   951          $ 1,466

OPERATING PROFIT (LOSS)
 Petroleum refining and processing  $   (36)       $   (91)         $   (47)
 Electrical co-generation               (12)            66               (4)
 Natural gas production                 (15)            60              (43)
 Other (1)                             (225)          (196)            (346)
                                    $  (288)       $  (161)         $  (440)

IDENTIFIABLE ASSETS
 Petroleum refining and processing  $ 1,031        $ 1,008          $ 1,096
 Electrical co-generation               121            132              179
 Natural gas production                 369            467              435
 Other                                1,653          1,571            2,712
                                    $ 3,174        $ 3,178          $ 4,422

DEPRECIATION, AMORTIZATION AND DEPLETION
 Petroleum refining and processing  $    65        $    66          $    64
 Electrical co-generation                11             15              -
 Natural gas production                  40             39               43
 Other (1)                               16             15               33
                                    $   132        $   135          $   140

(1) Amounts include allocations of general and administrative, interest and depreciation costs previously allocated to methanol plant operations which were discontinued during 1998.

                                                 Years Ended
                                 February 28,  February 28,   February 29,
                                     1998           1997          1996
                                          (Dollars in thousands)

CAPITAL EXPENDITURES
 Petroleum refining and processing    $   -         $   -         $   -
 Electrical co-generation                 -              27           -
 Natural gas production                   -             -             -
 Other                                    -             -             -
                                      $   -         $    27       $   -

Sales of crude oil during 1997 were made substantially to one customer. Sales to the customer during 1997 were $479,000. No sales of crude oil were made in 1998.
                                      219

Electrical energy and capacity has been sold substantially to one customer. Sales of energy and capacity to the customer were $0 for 1998, $215,000 for 1997, and $666,000 for 1996.

The Company sells substantially all natural gas produced from the Kansas gas properties to one customer. Natural gas sales to the customer, net to the Company's interest, totaled $210,000 for 1998, $240,000 for 1997, and $135,000 for 1996.

NOTE L - OIL AND GAS PROPERTIES

Kansas Gas Properties: On July 1, 1988, the Company acquired certain natural gas producing properties from Methanol Production Corporation (MPC), a privately held Denver firm. The assets, valued at $902,000, included an estimated 2,850,000 Mcf, net to the Company's interest, of proven and developed natural gas reserves and related production equipment located in Southwestern Kansas. In exchange for the assets, the Company gave $180,000 in cash, issued 106,851 shares of its common stock, and incurred a $290,000 note payable to a bank.

Oil and Gas Leases: In September 1988, the Company acquired a 25% revenue interest in certain unproven oil and gas leases located in Hardeman County, Texas, for $22,500. In conjunction with the acquisition, the Company agreed to participate, to the extent of a 33 1/3% working interest, in the drilling of one test well. Drilling activity on the test well was completed and initial results indicated that the well would not produce sufficient quantities of oil or gas to warrant final completion. During 1996, the Company determined that it had no further interest in the lease and accordingly, wrote off the remaining capitalized costs in the project.

Capitalized Costs: Capitalized costs relating to oil and gas producing activities, as of February 28, 1998 and February 28, 1997 are as follows:

                                      1998          1997
 Proved gas properties              $ 894,400     $ 894,400
 Unproved oil and gas properties         -              -
 Less accumulated depletion          (540,037)     (505,928)
 Net capitalized costs              $ 354,363     $ 388,472

Results of Operations: Results of operations of oil and gas producing activities, excluding overhead and interest allocations, for the years ended February 28, 1998, February 28, 1997 and February 29, 1996 are as follows:

                                      1998          1997          1996
 Revenues
   Natural gas sales                $ 216,137     $ 244,666     $ 140,794

 Costs and Expenses
   Operating costs                    103,199        72,576        98,384
   General and administrative           2,438         2,992         1,703
   Depletion, depreciation and
      amortization                     34,109        33,988        40,224
                                      139,746       109,556       140,311

 Pre-tax net income (loss)             76,391       135,110           483
 Income tax expense                    26,737        45,937           164
 Net income (loss)                  $  49,654      $ 89,173      $    319

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
NOTE M - GAS RESERVE DATA AND SUPPLEMENTAL DATA (UNAUDITED)

In accordance with Statement of Financial Accounting Standards No. 69, the following unaudited information is presented with regard to the Company's proved gas reserves. Information for gas is presented in million cubic feet
(MMcf) except where otherwise indicated in thousand cubic feet (Mcf).

Production: The Company's net gas production, average sales price and production cost for the years ended February 28, 1998, February 28, 1997 and February 29, 1996 are as follows:

                                        1998          1997          1996
 Net gas production (Mcf)             211,528       211,723       250,568
 Average sales price ($/Mcf)         $ 1.0218      $ 1.1556      $ 0.5619
 Average production cost ($/Mcf)     $ 0.4994      $ 0.3569      $ 0.2865

Reserves: On July 1, 1988 the Company acquired certain natural gas producing properties, (See Note L).The gas reserves are located primarily in Western Kansas and are based upon the Jerry R. Bergeson & Associates Petroleum Engineers Reserve Report, dated May 10, 1991 and reserve information developed internally by the Company. Estimated net quantities of proved developed and proved undeveloped gas reserves as of February 28, 1998 and February 28, 1997 are as follows:
                                                       1998          1997
                                                      (MMcf)        (MMcf)
Proved developed                                      2,198         2,422
Proved undeveloped                                      -             -
                                                      2,198         2,422

Statement of Changes in Quantities of Proved Developed and Undeveloped Gas Reserves for the years ended February 28, 1998, February 28, 1997 and February 29, 1996 are as follows:

                                         1998           1997          1996
                                        (MMcf)         (MMcf)        (MMcf)
 Proved reserves - beginning of year    2,422          2,634         2,884
 Adjustment to reserves                   (13)           -               1
 Production                              (211)          (212)         (251)
 Proved reserves - end of year          2,198          2,422         2,634

(25)

The Standardized Measure of Discounted Future Net Cash Flows relating to Proved Gas Reserves as of February 28, 1998 and February 28, 1997 are as follows:
                                         1998          1997
                                      ($/1000)      ($/1000)
 Future cash inflows                $   2,246   $     2,799
 Future production costs               (1,098)         (864)
 Future income tax expense               (278)         (541)
 Future net cash flow                     870         1,394
 Ten percent discount factor             (371)         (635)
 Standardized measure of discounted
   future net cash flows            $     499   $       759



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
Changes in the Standardized Measure of Discounted Future Net Cash Flows From Proved Gas Reserve Quantities for the years ended February 28, 1998, February 28, 1997 and February 29, 1996 are as follows:

                                         1998          1997          1996
                                      ($/1,000)     ($/1000)      ($/1000)
 Standardized measure - beginning
   of year                          $     759    $      353    $      619
 Adjustment to reserves                    (2)          -            -
 Sales, net of production costs
   and income taxes                       (84)         (122)          (59)
 Accretion of discount (including
   changes in present value due
   to price changes)                     (174)          528          (207)
 Standardized measure - end of year $     499    $      759    $      353


Developed and Undeveloped Acreage: The following summarizes the Company's gross and net undeveloped and developed acreage at February 28, 1998 and at February 28, 1997:

                                1998                       1997
                         Gross           Net       Gross             Net
Developed Acreage
  Kansas                11,088          9,040        11,568         9,324

Undeveloped Acreage        -              -             -             -

"Gross Acres" refers to the number of acres in which the Company owns a working interest. "Net Acres" refers to the sum of the fractional working interest owned by the Company in gross acres.

Other:  The Company held interests, at February 28, 1998 and February 28,
1997,
in the following wells, none of which are multiple completion wells:

                                1998                        1997
                         Gross           Net          Gross          Net

 Producing gas wells        19          15.49          20           16.12

NOTE N - METHANOL  PLANT  DEVELOPMENT

In July 1989, the Company initiated a project to construct and operate a 250 ton per day methanol production facility in the Denver, Colorado area. In December 1989, the Company accepted a proposal from General Electric Capital Corporation
("GECC"), for financing and third party equity investment for the $26,000,000 facility. In accordance with the proposal, GECC provided a $24,000,000 construction loan which, upon completion of the facility, was to be replaced by a $20,000,000 term loan. Ownership of the facility was to vest in Sand Creek Chemical Limited Partnership ("SCCLP"), a Colorado limited partnership, with the
Company acting as the managing general partner. The initial partnership equity contributions were to consist of $4,000,000 in cash to be provided by the GECC limited partner upon completion of construction, and $2,000,000 in cash, capitalized costs and equipment provided by the general partner and funded upon closing of the construction loan. The construction loan was closed effective on
May 31, 1990.

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
The general partner of SCCLP was IC Partners Limited ("IC-PL"), a Colorado limited partnership, the initial ownership of which consisted of the Company as the general partner and Public Service Company of Colorado ("PSCO"), as the limited partner. The initial equity contributions to IC-PL consisted of capitalized costs and equipment valued at $500,000 provided by the Company and $1,500,000 provided by PSCO. On December 1, 1994, PSCO sold it's 46% interest in IC-PL, 31.7% to Gas Technologies Group, Inc., ("GTGI") a wholly owned subsidiary of the Company, and 14.3% to William N. Hagler, president, director, and stockholder of the Company.

The Company's investment in IC-PL through ICI was recorded at the book value of the equipment and capitalized costs contributed to the partnership totalling $250,000, but was valued at $500,000 for purposes of establishing ownership and profit sharing percentages in IC-PL and SCCLP. No gain was recognized by the Company on the transaction. The Company's investment in IC-PL through GTGI was recorded at cost of $200,000.

Construction of the facility was originally scheduled to be completed during December 1991. However, in late November 1991, amid concerns regarding the financial stability of a major subcontractor, the general contractor terminated it's contract with the subcontractor and advised SCCLP that it was unable to complete the project under the terms of the existing construction contract with
SCCLP. SCCLP advised the general contractor that it expected full performance under the construction contract without amendment. On December 11, 1991, the general contractor discontinued all construction activity on the project.
Upon
notice to the general contractor and its bonding company, SCCLP took over construction activities on the project. Funding for the project continued under the terms of the construction loan agreement, as amended, to cover additional costs associated with the general contractor's abandonment of the project.

SCCLP initiated a legal claim against the general contractor claiming damages for the costs to complete construction of the facility plus delay penalties and interest in accordance with the construction contract. In March 1995, SCCLP was awarded a judgement in the net amount of $9,415,559. In December 1995, SCCLP settled the claim for a cash payment of $7,500,000.

As the cost to complete the facility materially exceeded the budgeted construction funding and it was uncertain as to the amount and timing of the receipt of damages from the legal claim against the contractor, SCCLP and GECC agreed that it was necessary to restructure the existing financing arrangements for the project. Effective on November 1, 1993, substantially all of the facility assets were sold to Fleet Bank, formerly Shawmut Bank Connecticut, for
$34,600,000 who then leased the facility back to SCCLP under a 15 year operating lease. The sale transaction resulted in a loss to SCCLP of approximately $7,578,000. The proceeds from the sale were applied entirely to outstanding construction debt owed to GECC.

Immediately prior to the sale to Fleet, GECC transferred its limited partnership interest in SCCLP to San Juan Holdings, ("SJH"), a Colorado limited liability corporation owned by William Hagler and Rick Hurt, who are officers and directors of the Company.

Simultaneous with the sale to Fleet, GECC loaned $7,800,000, non-recourse term debt to SCCLP, the proceeds of which were applied first to the remaining construction loan and credit line then outstanding and then deposited the remainder in a restricted account to be used by SCCLP for

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future capacity and safety modifications and such other purposes as may have been approved by GECC. In addition, GECC provided a $1,000,000 credit line to SCCLP for the purpose of funding working capital as needed to operate the facility. Both of the credit facilities were secured by cash, accounts receivable, inventories, and other property and equipment held by SCCLP. During 1995 the term loan to GECC was paid in its entirety out of cash flow from operations and proceeds from the legal settlement.

On October 6, 1997 and effective as of September 1, 1997, IC-LP sold all of its interest in SCCLP to an unrelated third party and dissolved by distributing its net assets to its partners. The Company, through its investments in IC-LP, received cash distributions totaling $178,784 in conjunction with the dissolution of IC-LP.

The Company has been allocated income and losses from SCCLP through its investment in IC-LP based on allocation percentages contained in the partnership agreements. In accordance with the operative sections of the SCCLP and IC-LP partnership agreements, IC's effective allocation percentage for distributions and income/loss allocations from SCCLP was approximately 38% and approximately 60% for allocation of income associated with SCCLP's receipt of proceeds resulting from the contractor litigation. GTGI's effective allocation percentage for distributions and income/loss allocations from SCCLP was approximately 22% and approximately 7% for allocation of income associated with SCCLP's receipt of proceeds resulting from the contractor litigation.

The Company's share of income/loss allocations for the fiscal years ended February 29, 1996, February 28, 1997, and the six months ended August 31, 1997 are as follows:

                          INCOME (LOSS) FROM OPERATIONS
                                                                IC & GTGI
     Partnership       SCCLP         IC-LP       IC & GTGI      Effective
     Year Ended   Income (Loss)  Income (Loss) Income (Loss)  Allocation %

 February 29, 1996  (2,699,032)   (1,889,322)  (1,619,420)      60.0%
 February 28, 1997  (2,245,397)   (1,571,778)  (1,347,238)      60.0%
 August 31, 1997       176,906       123,821      106,130       60.0%


    INCOME (LOSS) FROM SALE OF ASSETS AND LEGAL SETTLEMENT
                                                              IC & GTGI
 Partnership          SCCLP          IC-LP        IC & GTGI   Effective
 Year Ended        Income (Loss)  Income (Loss) Income (Loss) Allocation %

 February 29, 1996   6,346,570     4,442,599    4,235,574       66.7%
 February 28, 1997         -             -            -         -
 August 31, 1997           -      (1,313,623)    (913,530)      70.0%

Changes in the Company's investment in IC-LP, accounted for using the equity method, for the three most recent fiscal years is as follows:





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                    Investment                   Cash
   Fiscal           Beginning   Income (Loss)  Investment      Investment
 Year Ended            of Year   Allocations  (Distributions)  End of Year
                                      (1)            (2)
 IC - General Partner:
 February 29, 1996          -   1,156,590 (1)     (22,244)     1,134,346
 February 28, 1997   1,134,346   (848,760)       (267,607)        17,979
 February 28, 1998      17,979     94,674        (112,653)           -

 GTGI - Limited Partner:
 February 29, 1996    1,188,548  (126,854)       (395,310)       666,384
 February 28, 1997      666,384  (498,478)        (51,222)       116,684
 February 28, 1998     116,684    (50,553)        (66,131)           -

(1) Total losses allocated to the General Partner through the year ended February 28, 1994 totaled $4,774,218. The allocated losses recognized in 1994 represented only allocated losses to the extent of its basis in the investment.
Income allocated to IC for the year ended February 28, 1995 totaled
$2,924,733.
The remaining unrecognized loss of $1,599,385 as of February 28, 1995 was carried forward and utilized to offset allocations of income from the legal settlement of $3,776,209 in 1996. The net amount of income allocations recognized for 1996 includes an allocated operating loss of $1,020,234. The net amount of income allocations recognized in 1998 include $106,180 net operating income offset by a net loss on the sale of the investment of $62,009 which was limited to the remaining basis of the investment.

(2) Cash distributions to partners were restricted until such time as the note payable to GECC was fully paid and cash reserves for future plant rental payments were established at contractually established levels. However, cash distributions have been made to partners to the extent that income allocations resulted in taxable income to individual partners. The Company received cash distributions for estimated income tax liabilities for income allocations of $318,829 in 1997 and $417,534 in 1996. Included with the $178,784 liquidating distribution received from IC-PL in 1998 was $28,822 distributed by SCCLP for estimated tax liabilities through August 31, 1997.

Although the Company owned a greater than 50% ownership in IC-PL through its wholly owned subsidiaries, management determined that control did not rest with the Company and therefore IC-PL had not been consolidated with the Company's financial statements.

Financial statements for IC-LP consist only of its investment in SCCLP and specific disclosure herein is not considered necessary.

Condensed balance sheet information for SCCLP as of August 31, 1997, February 28, 1997, and February 28, 1996 is as follows:

                                     August       February    February
                                      1997          1997        1996
                                 (Audited)(1)    (Audited)     (Audited)
                                     $/1000       $/1000        $/1000
 Current assets                      $ 2,171    $   2,381      $  5,100
 Property, plant and equipment
  (net)                                  437          461           433
 Other assets (net)                      219          229           250
   Total Assets                      $ 2,827    $   3,071      $  5,783

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 Current liabilities                 $ 1,620    $   1,993      $  1,614
 Long-term debt (net of current
   portion)                              -            -             -
 Other liabilities                       -            -             -
 Partners' capital (deficit)           1,207        1,078         4,169
   Total liabilities and partners'
    capital                          $ 2,827    $   3,071      $  5,783

Condensed results of operations for SCCLP for the six months ended August 31, 1997, and the years ended February 28, 1997, and February 29, 1996, is as follows:
                                  August 31,  February 28,  February 29,
                                     1997         1997          1996
                                 (Audited)(1)   (Audited)     (Audited)
                                    $/1000       $/1000         $/1000

 Revenues                           $  6,184    $   9,847      $  7,767
 Costs and expenses                   (5,995)     (12,116)      (10,192)
 Interest expense (net)                   21           89           (72)
 Depreciation and amortization           (33)         (65)         (202)
 Income (loss) from operations           177       (2,245)       (2,699)
 Extraordinary item                      -            -           6,347
   Net income (loss)                $    177     $ (2,245)     $  3,648

 (1) A separately issued audit report has not been prepared for SCCLP as of August 31, 1997 and for the six month period then ended, however, the information has been audited for the inclusion in these notes to the Company's financial statements.

NOTE O - INVESTMENT IN CHATFIELD DEAN

On January 15, 1996 the Company executed a Letter of Intent with Chatfield Dean & Co., ("Chad") setting out the terms of a proposed acquisition, by the Company, of all of the outstanding Common and Preferred stock of Chad. On July 20, 1996, the Company and Chad executed a definitive merger agreement. On February 10, 1997, the Company filed a Form S-4 with the Securities and Exchange Commission ("SEC") and received comments on the Form S-4 from the SEC on March 27, 1997. On May 14, 1997, the merger agreement was terminated by mutual agreement of the parties. There are no current plans to renegotiate the merger agreement and the Form S-4 was withdrawn.

Investment in Chatfield Dean: On January 13, 1996, the Company acquired 50,000 shares of Chatfield Dean & Co., Inc., (Chatfield Dean) Series B 7% commutative preferred stock directly from Chatfield Dean for $500,000. The shares have not been registered with the SEC and are therefore restricted. The shares are redeemable by Chatfield Dean upon the occurrence of certain events for an amount equal to $10 per share, plus unpaid accumulated dividends plus a premium ranging from $1 to $5 per share depending upon the length of time the shares are outstanding. In addition to the shares acquired, the Company received 50,000 warrants to purchase 50,000 shares of Chatfield Dean common stock with an exercise price of $0.01 per share. On September 12, 1997 the Company exercised all of the warrants and received 50,000 shares of Chatfield Dean common stock for $500.


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On March 8, 1996, the Company purchased 10,000 shares of Chatfield Dean
Series A 7% cumulative, convertible preferred stock directly from Chatfield Dean for $100,000. The shares have not been registered with the SEC and are therefore restricted. The shares are convertible into Chatfield Dean common stock at any time at the option of the Company at the ratio of 1 share for 3.33 shares of common stock subject to certain events. The shares may be redeemed by Chatfield Dean for the original issue price of $1 per share plus $1 per share for each year after issuance up to a maximum of $15 per share. During the fiscal year ended February 28, 1997, the Company received $1,517 in dividends on this investment. No dividends were received during the fiscal year ended February 28, 1998.

Both the 50,000 shares of Series B and the 10,000 shares of Series A preferred stock were, under the now terminated merger agreement, to be sold to a third party prior to closing of the merger. In the absence of the agreement, the Company, through the assistance of Chad, intends to seek a buyer for or other disposition of the shares. As the shares are not publicly traded and there is currently no apparent market for the shares, the liquidity of this investment is questionable. However, it is believed that the shares can ultimately be sold or disposed of without material loss to the Company and in the opinion of Management, the establishment of a valuation allowance is not necessary at this time.

NOTE P - FINANCIAL ACCOUNTING STANDARDS

The following new accounting standards will impact the Company in future reporting periods:

Transfer  and  Servicing  of  Financial  Assets and  Extinguishment  of
Liabilities: The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 125, "Transfer and Servicing of Financial Assets and Extinguishment of Liabilities." This Statement requires that transferred assets could be recognized only when control is surrendered, rather than when risks and rewards related to the asset are passed to another party. A liability would be extinguished when the creditor no longer has ultimate responsibility for the liability. In December of 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS No. 125." It defers for one year the effective date of certain provisions of SFAS 125. This Statement has not had and is not anticipated to have a material impact on the Company's financial condition.

Earnings per Share: Recently the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, "Earnings per Share." It simplifies the standards for computing earnings per share, superseding the standards previously found in Opinion 15. It replaces the presentation of primary earnings per share with a presentation of basic earnings per share. It also requires dual presentation of basic and diluted earnings per share on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic earnings per share computation to the numerator and denominator of the earnings per share computation. This Statement was effective for the Company's financial statements issued as of February 28, 1998 and did not have a material effect on previous earnings per share presentations.


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Disclosure  of  information  about  an  Entity's  Capital  Structure: The
Financial Accounting Standards Board recently issued Statement of Financial Accounting Standards No. 129, "Disclosure of Information about an Entity's Capital Structure." This Statement applies to all entities. Its requirements are a consolidation of those found in APB Opinions 10 and 15, and Statement of Financial Accounting Standards No. 47, and it eliminates the exemption of non public entities from certain disclosure requirements. This Statement will affect the financial statements issued by the Company after December 15, 1997.

Reporting Comprehensive Income: In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". This Statement establishes standards for reporting and display of comprehensive income on its components (revenues, expenses, gains and losses). Comprehensive income is defined as the change in equity of a business enterprise, during a period, from transactions and other events and circumstances from nonowner sources. The Statement requires that entities classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in-capital in the equity section of a statement of financial position. This Statement is effective for fiscal years beginning after December 31, 1997.

Disclosures About Segments: Also in June 1997, the FASB issued SFAS no. 131, "Disclosures About Segments of an Enterprise and Related Information." This Statement establishes standards for the way that public entities report information about operating segments in annual financial statements and requires that selected information about operating segments be reported in interim financial reports as well. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This Statement is effective for fiscal years beginning after December 31, 1997.

NOTE Q - STARLICON MERGER

On February 21, 1998 the Company entered into an agreement ("the Agreement") with Starlicon Group Inc. ("SGI") to acquire 100% of the outstanding stock of privately held Starlicon International Corporation ("SI"). Based in Fremont, California, SI markets computer peripherals under the Paradise brand name as well as certain generic computer components. The effective date of the transaction was to have been November 30, 1997.

A preliminary audit of SI's books as of November 30, 1997 revealed that SI failed to meet certain financial criteria. As a result, the Company notified SGI and SI on May 20, 1998 of its unilateral rescission of the transaction. In addition, on May 21, 1998, the Company filed a Complaint in the United States District Court for the Central District of California entitled Unico, Inc. v. Starlicon Group, Inc., Starlicon International Corporation, et al, Case No. CV 98-3990 DT (Shx), seeking the Court's confirmation of the Company's unilateral rescission.



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The parties have subsequently agreed that the Agreement executed on
February 21, 1998 did not close and are presently negotiating a novation agreement which, among other things, would result in a subsequent effective date for the merger. In connection with these negotiations, the Company has agreed to withdraw its Complaint upon execution of the novation agreement.







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